MAINSTAY FUNDS TRUST AND THE MAINSTAY FUNDS

February 28, 2018

STATEMENT OF ADDITIONAL INFORMATION

	Class A	Investor Class	Class T	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
MAINSTAY FUNDS
MainStay Income Builder Fund	MTRAX	MTINX	MBITX	MKTRX	MCTRX	MTOIX	--	MTXRX	MTXVX	MTODX
MainStay Large Cap Growth Fund	MLAAX	MLINX	--	MLABX	MLACX	MLAIX	MLRRX	MLRTX	MLGRX	MLRSX
MainStay MacKay Common Stock Fund	MSOAX	MCSSX	--	MOPBX	MGOCX	MSOIX	--	MSORX	MSOSX	--
MainStay MacKay Convertible Fund	MCOAX	MCINX	--	MCSVX	MCCVX	MCNVX	--	--	--	--
MainStay MacKay Emerging Markets Debt Fund	MGHAX	MGHHX	--	MGHBX	MHYCX	MGHIX	--	--	--	--
MainStay MacKay Government Fund	MGVAX	MGVNX	--	MCSGX	MGVCX	MGOIX	--	--	--	--
MainStay MacKay High Yield Corporate Bond Fund	MHCAX	MHHIX	MHCTX	MKHCX	MYHCX	MHYIX	MHHRX	MHYRX	MHYTX	MHYSX
MainStay MacKay International Equity Fund	MSEAX	MINNX	--	MINEX	MIECX	MSIIX	MIERX	MIRRX	MIFRX	--
MainStay MacKay Tax Free Bond Fund	MTBAX	MKINX	MTBTX	MKTBX	MTFCX	MTBIX	--	--	--	--
MainStay MacKay Unconstrained Bond Fund	MASAX	MSYDX	--	MASBX	MSICX	MSDIX	--	MSIRX	MSDJX	MSYEX
MainStay MAP Equity Fund	MAPAX	MSMIX	--	MAPBX	MMPCX	MUBFX	MAPRX	MPRRX	MMAPX	--
MainStay Money Market Fund	MMAXX	MKTXX	--	MKMXX	MSCXX	--	--	--	--	--
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	MBNAX	MBINX	--	MBNBX	MBACX	MBAIX	MBNRX	MBCRX	MBDRX	MBERX
MainStay Candriam Emerging Markets Equity Fund	MCYAX	MCYVX	MCYTX	--	MCYCX	MCYIX	--	--	--	MCYSX
MainStay Conservative Allocation Fund	MCKAX	MCKNX	--	MCKBX	MCKCX	MCKIX	--	--	MCKRX	--
MainStay Epoch Capital Growth Fund	MECDX	MECVX	--	--	MECEX	MECFX	--	--	--	--
MainStay Epoch Global Choice Fund	EPAPX	EPAIX	--	--	EPAKX	EPACX	--	--	--	--
MainStay Epoch Global Equity Yield Fund	EPSPX	EPSIX	--	--	EPSKX	EPSYX	--	EPSZX	EPSHX	EPSRX
MainStay Epoch International Choice Fund	ICEVX	ICELX	--	--	ICEWX	ICEUX	ICETX	ICEYX	ICEZX	--
MainStay Epoch U.S. All Cap Fund	MAAAX	MAWNX	--	MAWBX	MAWCX	MATIX	--	--	--	MAWDX
MainStay Epoch U.S. Equity Yield Fund	EPLPX	EPLIX	--	EPLBX	EPLKX	EPLCX	EPLRX	EPLSX	EPLTX	EPLDX

MainStay Epoch U.S. Small Cap Fund	MOPAX	MOINX	--	MOTBX	MOPCX	MOPIX	MOPRX	MOTRX	MOVRX	--
MainStay Floating Rate Fund	MXFAX	MXFNX	--	MXFBX	MXFCX	MXFIX	--	--	MXFHX	--
MainStay Growth Allocation Fund	MGXAX	MGXNX	--	MGXBX	MGXCX	MGXIX	--	--	MGXRX	--
MainStay Indexed Bond Fund	MIXAX	MIXNX	--	--	--	MIXIX	--	--	--	--
MainStay MacKay California Tax Free Opportunities Fund	MSCAX	MSCVX	--	--	MSCCX	MCOIX	--	--	--	--
MainStay MacKay Emerging Markets Equity Fund	MEOAX	MEOVX	--	--	MEOCX	MEOIX	--	--	--	MEODX
MainStay MacKay Growth Fund	KLGAX	KLGNX	--	KLGBX	KLGCX	KLGIX	--	KLGRX	--	--
MainStay MacKay High Yield Municipal Bond Fund	MMHAX	MMHVX	MMHTX	--	MMHDX	MMHIX	--	--	--	--
MainStay MacKay International Opportunities Fund	MYITX	MYINX	--	--	MYICX	MYIIX	--	--	--	--
MainStay MacKay New York Tax Free Opportunities Fund	MNOAX	MNOVX	--	--	MNOCX	MNOIX	--	--	--	--
MainStay MacKay S&P 500 Index Fund	MSXAX	MYSPX	--	--	--	MSPIX	--	--	--	--
MainStay MacKay Short Duration High Yield Fund	MDHAX	MDHVX	--	--	MDHCX	MDHIX	--	MDHRX	MDHTX	--
MainStay MacKay Total Return Bond Fund	MTMAX	MTMNX	--	MTMBX	MTMCX	MTMIX	MTMRX	MTRTX	MTRVX	MTRDX
MainStay MacKay U.S. Equity Opportunities Fund	MYCTX	MYCNX	--	--	MYCCX	MYCIX	--	--	--	--
MainStay Moderate Allocation Fund	MMRAX	MMRDX	--	MMRBX	MMRCX	MMRIX	--	--	MMRHX	--
MainStay Moderate Growth Allocation Fund	MGDAX	MGDNX	--	MGDBX	MGDCX	MGDIX	--	--	MGDRX	--
MainStay Retirement 2010 Fund	MYRAX	MYRDX	--	--	--	MYRIX	MYRRX	MYRWX	MYREX	--
MainStay Retirement 2020 Fund	MYROX	MYRYX	--	--	--	MYRTX	MYRUX	MYRVX	MYRZX	--
MainStay Retirement 2030 Fund	MRTTX	MRTFX	--	--	--	MRTIX	MRTOX	MRTUX	MRTVX	--
MainStay Retirement 2040 Fund	MSRTX	MSRUX	--	--	--	MSRYX	MSREX	MSRQX	MSRZX	--
MainStay Retirement 2050 Fund	MSRLX	MSRVX	--	--	--	MSRMX	MSROX	MSRPX	MSRWX	--
MainStay Retirement 2060 Fund	MYSQX	MYSRX	--	--	--	MYSSX	MYSTX	MYSWX	MYSZX	--

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the Prospectuses dated February 28, 2018, as amended from time to time, for Class A, Investor Class, Class T, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R6 shares for certain separate investment series of The MainStay Funds, a Massachusetts business trust (the “MainStay Funds”) and MainStay Funds Trust, a Delaware statutory trust (the “Prospectuses”). The MainStay Funds and MainStay Funds Trust may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds." Each series of the MainStay Group of Funds may be referred to individually as a "Fund" and collectively as the "Funds." This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the

Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800-MAINSTAY (624-6782).

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the MainStay Funds or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectuses do not constitute an offer by the MainStay Funds or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("Transfer Agent" or "NYLIM Service Company"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 800-MAINSTAY (624-6782). In addition, you can make inquiries through your registered representative.

The audited financial statements of each of the Funds (if applicable), including the Financial Highlights for the fiscal year ended October 31, 2017, as presented in the 2017 Annual Reports to Shareholders and the reports of KPMG LLP, the Funds' independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available, without charge, by calling toll-free 800-MAINSTAY (624-6782).

MS14-02/18

THE MAINSTAY GROUP OF FUNDS

The MainStay Funds

The MainStay Funds is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended.

Shares of MainStay Funds are currently offered in 12 separate series. Each Fund is a diversified fund, as defined by the Investment Company Act of 1940, as amended ("1940 Act"), unless otherwise indicated. When formed, the MainStay MacKay Emerging Markets Debt Fund was classified as a “non-diversified” fund as defined in the 1940 Act. However, due to the Fund’s principal investment strategies and investment process, the Fund has historically operated as a “diversified” fund. Therefore, the Fund will not operate as a “non-diversified” fund without first obtaining shareholder approval.

MainStay Income Builder Fund MainStay Large Cap Growth Fund MainStay MacKay Common Stock Fund MainStay MacKay Convertible Fund MainStay MacKay Emerging Markets Debt Fund MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay International Equity Fund

MainStay MacKay Tax Free Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MAP Equity Fund

MainStay Money Market Fund

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust by an Agreement and Declaration of Trust dated April 8, 2009, as amended.

Shares of MainStay Funds Trust are currently offered in 36 separate series. Each Fund is a “diversified company,” as defined in the 1940 Act, unless otherwise indicated. When formed, the MainStay Floating Rate Fund was classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategies and investment process, it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval. The MainStay Absolute Return Multi-Strategy Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, and MainStay MacKay Tax Advantaged Short Term Bond Fund are not covered by this SAI.

MainStay Absolute Return Multi-Strategy Fund
MainStay Balanced Fund
MainStay Candriam Emerging Markets Equity Fund
MainStay Conservative Allocation Fund
MainStay Cushing MLP Premier Fund
MainStay Cushing Renaissance Advantage Fund
MainStay Cushing Energy Income Fund
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Epoch U.S. Small Cap Fund
MainStay Floating Rate Fund
MainStay Growth Allocation Fund
MainStay Indexed Bond Fund
MainStay MacKay California Tax Free Opportunities Fund

MainStay MacKay Emerging Markets Equity Fund
MainStay MacKay Growth Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay International Opportunities Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay S&P 500 Index Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Tax Advantaged Short Term Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay Retirement 2060 Fund

General

The Boards of Trustees of the MainStay Funds and MainStay Funds Trust may be referred to as the "Trustees," and collectively referred to as the "Board." Each Fund is authorized to offer shares in one or more of the following classes (although one or more classes of a Fund may not currently be offered for sale): Class A, Investor Class, Class T, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 shares. Each Fund may offer one or more of these share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Funds and has entered into subadvisory agreements with the following subadvisors to manage the day-to-day operations of certain Funds:

Subadvisor	Fund Name
Candriam Belgium	MainStay Funds Trust MainStay Candriam Emerging Markets Equity Fund

Subadvisor	Fund Name
Epoch Investment Partners, Inc. ("Epoch")

MainStay Funds

MainStay Income Builder Fund (equity portion)
MainStay MAP Equity Fund (portion)
MainStay Funds Trust

MainStay Epoch Capital Growth Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Epoch U.S. Small Cap Fund

MacKay Shields LLC ("MacKay Shields")

MainStay Funds

MainStay MacKay Common Stock Fund[1]
MainStay MacKay Convertible Fund
MainStay MacKay Emerging Markets Debt Fund
MainStay MacKay Government Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay Income Builder Fund (fixed-income portion)

MainStay MacKay International Equity Fund[1]
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Unconstrained Bond Fund
MainStay Funds Trust

MainStay Balanced Fund (equity portion)

MainStay MacKay California Tax Free Opportunities Fund
MainStay MacKay Emerging Markets Equity Fund[1]
MainStay MacKay Growth Fund[1]
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay International Opportunities Fund[1]
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay S&P 500 Index Fund[1]
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund[1]

Markston International LLC ("Markston")	MainStay Funds MainStay MAP Equity Fund (portion)
NYL Investors LLC (“NYL Investors”)	MainStay Funds MainStay Money Market Fund MainStay Funds Trust MainStay Balanced Fund (fixed-income portion) MainStay Floating Rate Fund MainStay Indexed Bond Fund
Winslow Capital Management LLC ("Winslow Capital")	MainStay Funds MainStay Large Cap Growth Fund

1. Effective January 1, 2018, the portfolio managers from Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) who managed all or a portion of the day-to-day investment operations of the Fund transitioned to MacKay Shields LLC, which assumed the subadvisory agreement between the Manager and Cornerstone Holdings with respect to the Fund.

Collectively, these agreements are referred to as the "Subadvisory Agreements." Candriam Belgium, Epoch, MacKay Shields, Markston, NYL Investors and Winslow Capital are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." Candriam Belgium, MacKay Shields and NYL Investors are affiliates of New York Life Investments.

Additional Information About Certain Funds

The Prospectuses discuss the principal investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which certain Funds may invest, the investment policies and portfolio strategies that certain Funds may utilize, and certain risks involved with those investment policies and strategies. For more information regarding the usage of certain securities and other instruments, see "Investment Practices, Instruments and Risks Common to Multiple Funds."

THE FUNDS' INVESTMENT POLICIES

The investment restrictions for each of the Funds as set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses and this SAI, the Funds' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board at any time without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and in the investment restrictions recited in the Prospectuses apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund's assets will not be considered a violation of the Fund's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value (“NAV”).

For purposes of applying each Fund's policies with respect to being a "diversified company” or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by a single bond insurer.

Fundamental Investment Restrictions

MainStay Balanced Fund

MainStay Candriam Emerging Markets Equity Fund

MainStay Conservative Allocation Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay Income Builder Fund

MainStay Indexed Bond Fund

MainStay Large Cap Growth Fund

MainStay MacKay California Tax Free Opportunities Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Convertible Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Emerging Markets Equity Fund

MainStay MacKay Government Fund

MainStay MacKay Growth Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

MainStay MacKay New York Tax Free Opportunities Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Tax Free Bond Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MAP Equity Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Money Market Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

The fundamental investment restrictions applicable to the Funds apply to each of the Funds, except as noted below:

Each Fund:

1. Except MainStay MacKay Emerging Markets Debt Fund, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay MacKay Emerging Markets Debt Fund is a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

When formed, the MainStay MacKay Emerging Markets Debt Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the MainStay MacKay Emerging Markets Debt Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the MainStay Money Market Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or, with respect to the MainStay Money Market Fund, Clause (iii)).

4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6. May make loans to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7. May act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following fundamental investment restrictions are applicable to the MainStay MacKay Tax Free Bond Fund only. The MainStay MacKay Tax Free Bond Fund must:

1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

The following fundamental investment restriction is applicable to the MainStay Balanced Fund only.

• The Fund has adopted as a fundamental policy that it will be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowings in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

The following fundamental investment restriction is applicable to the MainStay MacKay California Tax Free Opportunities Fund only. The MainStay MacKay California Tax Free Opportunities Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California income taxes.

The following fundamental investment restriction is applicable to the MainStay MacKay High Yield Municipal Bond Fund only. The MainStay MacKay High Yield Municipal Bond Fund must:

• Invest at least 80% of the Fund's net assets in municipal bonds, which include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).

The following fundamental investment restriction is applicable to the MainStay MacKay New York Tax Free Opportunities Fund only. The MainStay MacKay New York Tax Free Opportunities Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and New York income taxes.

Additional Information Regarding Fundamental Investment Restrictions

Below is additional information regarding the Funds’ fundamental investment restrictions and the current meaning of phrases similar to “to the extent permitted under the 1940 Act” as set forth in the restrictions, if applicable. This phrase may be informed by, among other things, guidance and interpretations of the SEC or its staff or exemptive relief from the SEC and, as such, may change from time to time. This information is in addition to, rather than part of, the fundamental investment restrictions themselves.

• Borrowing. In the event that a Fund’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

• Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the SEC and its staff take the position that any fund that invests more than 25% of the value of its assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The exclusion set forth above with respect to tax-exempt securities does not include municipal securities whose payments of interest and/or principal are dependent upon revenues derived from projects, rather than the general obligations of the municipal issuers (such as private activity and revenue bonds).

For the purposes of the Funds’ fundamental investment restriction relating to concentration, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

• Real Estate. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

• Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

• Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

• Senior Securities. A Fund may enter into certain transactions that are economically equivalent to borrowing (i.e., reverse repurchase agreements, short sales and certain derivative transactions). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance or SEC staff interpretations.

• Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - GENERAL

In addition to each Fund’s fundamental investment restrictions, the Trustees have adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent the intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following non-fundamental investment restrictions may be changed or amended by action of the Trustees at any time without requiring prior notice to or approval of shareholders, unless set forth below.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's assets will not be considered a violation. With respect to investments in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities or if liquid securities have become illiquid.

Non-Fundamental Investment Restrictions - The MainStay Funds

1. The MainStay MacKay Government Fund and MainStay MacKay Tax Free Bond Fund may not invest in foreign securities, foreign currencies or convertible securities.

Non-Fundamental Investment Policies Related to Fund Names

Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. Except for the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, the MainStay Group of Funds has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the MainStay Group of Funds has adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below.

The 80% investment policies for the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund are fundamental and, therefore, may not be changed without shareholder approval. Please see the discussion regarding fundamental investment restrictions above for more information.

The affected Funds and their corresponding 80% policies are as set forth in the table below:

FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MAINSTAY FUNDS
MainStay Large Cap Growth Fund	To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.
MainStay MacKay Common Stock Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks.
MainStay MacKay Convertible Fund	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay MacKay Emerging Markets Debt Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowing for investment purposes) in fixed-income securities of issuers in emerging markets.
MainStay MacKay Government Fund	To invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
MainStay MacKay High Yield Corporate Bond Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay MacKay International Equity Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay MacKay Unconstrained Bond Fund	To invest, under normal conditions, at least 80% of its assets in a diversified portfolio of debt or debt-related securities.
MainStay MAP Equity Fund	To investment, under normal circumstances, at least 80% of its assets (net assets plus any borrowing for investment purposes) in equity securities.
MAINSTAY FUNDS TRUST
MainStay Candriam Emerging Markets Equity Fund

To invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets.

MainStay Epoch Global Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying companies.
MainStay Epoch U.S. All Cap Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of U.S. companies across all market capitalizations.
MainStay Epoch U.S. Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying U.S. companies across all market capitalizations.
MainStay Epoch U.S. Small Cap Fund	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization U.S. companies, as defined in the current prospectus of the Fund.
MainStay Floating Rate Fund	To invest, under normal circumstances, at least 80% of its assets in a portfolio of floating rate loans and other floating rate securities.
MainStay Indexed Bond Fund	To invest, under normal circumstances, at least 80% of its net assets in debt securities connoted by the designated index.
MainStay MacKay Emerging Markets Equity Fund	To invest, under normal conditions, at least 80% of its assets in equity securities issued by entities in, or tied economically to, emerging markets.
MainStay MacKay S&P 500 Index Fund	To invest, under normal circumstances, at least 80% of its net assets in stocks connoted by the S&P 500® Index.
MainStay MacKay Short Duration High Yield Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield debt securities.
MainStay MacKay Total Return Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay MacKay U.S. Equity Opportunities Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

Subject to the limitations set forth herein and in the Prospectuses, each Fund's Manager or Subadvisor may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Funds but, to the extent employed, could from time to time have a material impact on the Funds' performance.

Unless otherwise indicated above, the Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectuses or elsewhere in this SAI. Unless otherwise stated in the Prospectus, investment techniques are discretionary. That means the Manager or each Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

The loss of money is a risk of investing in the Funds. None of the Funds, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund (except the MainStay Money Market Fund, which seeks to maintain a stable NAV of $1.00 per share) will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit, fixed-income and other financial markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In the recent past, entire markets were impacted, but issuers with exposure to the real estate, mortgage and credit markets were particularly affected. The potential for market turbulence may have an adverse effect on the Funds' investments.

In the past, instability in the financial markets has led to the U.S. and other governments taking a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. In the future, federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations could take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit the Funds' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.

From time to time, global financial markets experience periods of unprecedented turmoil. For example, between 2007 and 2009, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broader market, among other things. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets.

The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. To the extent that energy markets continue to experience these adverse conditions, this will adversely affect the ability of MLPs and other issuers in which the Funds invest to sustain their historical distribution levels, which in turn, may adversely affect the Funds. The Subadvisors may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Fund’s performance will correlate with any increase in oil or gas prices. The Funds and their shareholders could therefore lose money as a result of the conditions in the energy market.

In addition, the future of the European Union (“EU”) is uncertain. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”). On March 29, 2017, the United Kingdom gave its formal notice of withdrawal from the EU to the European Commission, which began a two-year process of formal withdrawal from the EU. During this period and beyond, the impact on the United Kingdom and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Fund’s performance.

The U.S. government has implemented various measures designed to stabilize the U.S. economy in recent years, including keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities on the open market (“Quantitative Easing”). In 2014, the Federal Reserve System (the “Fed”) stopped purchases under Quantitative Easing, and in 2015, the Fed began a series of increases to the federal funds rate. If the Fed further increases the federal funds rate, there is a risk that interest rates could continue to rise across the U.S. financial system, which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund’s investments, and the Fund’s NAV, to decline, potentially causing the Fund to experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.

Merger, Reorganization or Liquidation of Funds

The Board may determine to merge or reorganize a Fund or a class of shares, or to close and liquidate a Fund at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Cyber Security

With the increasing use of the Internet and technology in connection with the Funds’ operations, the Funds may be more susceptible to greater operational and information security risks resulting from breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting or destroying data or causing normal business operations to be disrupted (such as making data inaccessible or withholding data for ransom). Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ systems. A cyber security breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine a Fund’s NAV, impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.

In addition, because the Funds work closely with third-party service providers (e.g., custodians and unaffiliated subadvisers), indirect cyber security breaches at such third-party service providers or trading counterparties may subject a Fund's shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which a Fund invests may similarly negatively impact a Fund's shareholders because of a decrease in the value of these securities. While the Funds have established risk management systems and business continuity policies designed to reduce the risks associated with cyber security breaches and other operational disruptions, there can be no assurances that such measures will be successful particularly since the Funds do not control the cyber security systems of issuers or third-party service providers and certain security breaches may not be detected. In addition, there are inherent limitations to these plans and systems and certain risks may not yet be identified and new risks may emerge in the future. The Funds and their shareholders could be negatively impacted as a result of any security breaches or operational disruptions.

Arbitrage

A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer's market where the buying and selling dealers involved confirm their prices to a Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Bank Obligations

A Fund, including the MainStay Funds of Funds (defined below), may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or savings and loan institutions ("S&Ls").

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be considered illiquid and will be subject to a Fund’s restriction on investments in illiquid securities.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance administered by the Federal Deposit Insurance Corporation ("FDIC”). Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. Time deposits maturing in more than seven days and/or subject to withdrawal penalties will be subject to a Fund’s restriction on investments in illiquid securities.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency. U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See "Cash Equivalents" for more information.

Borrowing and Transactions Involving Leverage

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of a Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales “against the box”), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund’s potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the "senior securities" transactions). The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

Brady Bonds

A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Cash Equivalents

To the extent permitted by its investment objective and policies, each Fund may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Collateralized Debt Obligations

The Funds may invest in collateralized debt obligations ("CDOs"), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Funds’ Prospectuses (e.g., interest rate, credit, liquidity and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

In addition, these risks may be magnified depending on the tranche of CBO, CLO or CDO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Funds against the risk of loss due to defaults on the collateral.

CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by CDOs are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Manager or Subadvisor, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commercial Paper

A Fund, including the MainStay Funds of Funds (defined below), may invest in, among other things, commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, or if not rated by an NRSRO, if the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the applicable Prospectus or this SAI, each Fund may invest up to 5% of its total assets in commercial paper if, when purchased, it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Money Market Investments" for more information.

Generally, commercial paper represents short-term (typically, nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. This restriction does not apply to the MainStay Money Market Fund. See "Cash Equivalents" for more information.

Commodities and Commodity-Linked Derivatives

Commodity-linked or index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes may be illiquid and are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets or by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

There are several additional risks associated with commodity futures contracts. In the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.

Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.

Convertible Securities

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Fund, and a decline in interest rates will increase the value of fixed-income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default or be delinquent on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or a Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates

A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. NVDRs are typically issued by an exchange or its affiliate. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

There is no guarantee that a financial institution will continue to sponsor depositary receipts, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of the Fund's portfolio.

Derivative Instruments – General Discussion

The Funds may use derivative instruments consistent with their respective investment objectives for purposes including, but not limited to, hedging, managing risk or equitizing cash while maintaining liquidity. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or "derives" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets"

are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures, swaps, forward contracts, indexed securities and structured notes elsewhere in this SAI for more information.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Funds to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

Equitization. A Fund may also use derivative instruments to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities. The use of derivative instruments for this purpose may result in losses to the Fund and may not achieve the intended results. The use of derivative instruments may not provide the same type of exposure as is provided by the Fund’s other portfolio investments.

Managed Futures. A Fund may take long and short positions in futures contracts in order to gain exposure to certain global markets. Additionally, a Fund may invest in an investment vehicle that employs a managed futures strategy. The success of a managed futures strategy will depend in part on the Manager, Subadvisor or underlying investment vehicle’s manager’s ability to correctly predict price movements, and such predictions may prove incorrect. The use of a managed futures strategy may not achieve its intended results and may result in losses to a Fund.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives include standardized options, futures and swap contracts traded in an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every exchange-traded contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Currently, some, but not all, swap transactions are subject to central clearing and exchange-trading. Swap transactions that are not exchange-traded and/or centrally cleared are less liquid investments than cleared and exchange-traded instruments. Eventually, many swaps will be centrally cleared and exchange-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing would not make swap transactions risk-free.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1.  Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the Fund's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

2. Credit Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, including currency forward contracts, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

3. Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4. Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to the price at which it is valued. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract and prices and volumes are posted on the exchange. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets or enter into offsetting transactions to "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

5. Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6. Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

7. Tax Risk. A Fund’s transactions in derivatives (such as options, swaps, and other similar financial contracts) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Manager is registered as a “commodity pool operator” under the Commodity Exchange Act, as amended, (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”). The MainStay Group of Funds has filed notices to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA for the Funds offered in this SAI and, therefore, is not subject to registration or regulation as a CPO with regard to these Funds under the CEA. The Manager is not deemed to be a CPO with respect to its service as investment adviser to these Funds. The Manager is also exempt from registration as a “commodity trading advisor” (“CTA”) with respect to the Funds covered by this SAI. Accordingly, the Manager is not subject to regulation as a CPO or CTA with respect to these Funds.

The terms of CFTC Regulation 4.5 require each of the Funds covered by this SAI, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Manager’s or Funds’ reliance on these exclusions, the Funds’ investment strategies, Prospectus or the SAI.

For certain Funds operating as funds-of-funds, the Manager has also claimed temporary relief from CPO registration under the CEA and, therefore, is not currently subject to registration or regulation as a CPO with regard to these Funds under the CEA. When the temporary exemption expires, to the extent these Funds are not otherwise eligible for exemption from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

Certain direct investments may include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of the registration. Direct investments may be considered illiquid and, in that case, would be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and may be valued at “fair value” in accordance with valuation policies established by the Board. See “How Portfolio Securities Are Valued” below. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

Distressed Securities

Certain Funds may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Certain Funds may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, a Fund’s ability to sell distressed securities and any securities received in exchange for such securities may be restricted and the secondary market on which distressed company securities are traded may be less liquid than the market for higher grade securities.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of a Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager or a Subadvisor to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the evaluation of the eventual recovery value of a defaulted instrument by the Manager or a Subadvisor should prove incorrect, a Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than a Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Effective Maturity

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Growth Stock. A Fund may invest in equity securities of companies that the portfolio manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Large-Cap Stock. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. During a period when the performance of stocks issued by larger companies falls behind other types of investments, such as smaller capitalized companies, the Fund’s performance will lag those investments.

Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Value Stock. A Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio manager believes are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Fund’s portfolio manager believes is their full value or that they may go down in value. If the portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio manager anticipates.

Eurocurrency Instruments

A Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed-income instruments are linked.

Exchange-Traded Funds

A Fund, including the MainStay Funds of Funds (defined below), may invest in shares of exchange-traded funds ("ETFs"). ETFs are investment companies whose shares trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in its being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for a Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective.

Shares of ETFs, like other investment vehicles that trade on an exchange, may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as ETFs) may require the payment of substantial premiums above, or discounts below, the value of such companies’ portfolio securities or NAVs and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

A Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, the 1940 Act limits a Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. In reliance on such exemptive orders, a Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively. For additional information, see “Investment Companies” below.

A Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or a Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and this SAI.

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the NYSE MKT, LLC (“NYSE MKT”) (formerly known as the American Stock Exchange, Inc.) that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market. The values of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption. Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day. ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV.

A Fund intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Manager or a Subadvisor believes that it is in the Fund’s best interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by the Fund in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

A Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Investment Companies” below). If an ETF in which a Fund invests ceases to be a registered investment company, a Fund will dispose of the securities of the ETF. Furthermore, in connection with its investment in ETF shares, a Fund incurs various costs. A Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, a Fund will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Firm or Standby Commitments — Obligations with Puts Attached

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or a Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for a money market fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7 under the 1940 Act.

Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Currency Transactions (Forward Contracts)

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's foreign currency transactions. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A Fund also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, certain Subadvisors believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

When the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's forward contracts. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, a Fund will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Fund's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund's asset segregation requirements will vary accordingly. The

Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Certain Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk and liquidity risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities

A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager or Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

A Fund may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. The MainStay Money Market Fund is permitted to purchase U.S. dollar-denominated securities of foreign issuers subject to Rule 2a-7 under the 1940 Act. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are generally those securities issued by companies organized outside the U.S. and/or, in the case of equity securities, that trade primarily in markets outside the U.S., have their primary markets outside of the U.S., or are otherwise deemed to be non-U.S. securities by the Manager or Subadvisors. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Foreign securities may also be domiciled in the U.S. and traded on a U.S. market but possess elements of foreign risk.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments (including, for example, sanctions), and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

Certain Funds may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Additionally, investments in certain countries may subject a Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which a Fund invests, or result in unexpected tax liabilities for a Fund.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities may be exposed to many, if not all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Funds of Funds

The "MainStay Asset Allocation Funds," consisting of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund, along with the "MainStay Target Date Funds," consisting of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (collectively referred to as the "MainStay Funds of Funds") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of MainStay Funds Trust, The MainStay Funds, and, with respect to the MainStay Target Date Funds, certain unaffiliated investment companies. The MainStay Funds of Funds may also invest in exchange-traded funds advised by New York Life Investments or its affiliates. The series/funds in which the MainStay Funds of Funds invest may be referred to in this SAI as the "Underlying Funds." Most of the Underlying Funds currently are advised by New York Life Investments or its affiliates and considered to be an "affiliate" of and within the same "group of investment companies" as the MainStay Funds of Funds. The MainStay Asset Allocation Funds do not currently invest in Underlying Funds that are not "affiliates" of or within the same "group of investment companies" as the Funds, but reserve the right to do so without prior notice to shareholders. The MainStay Target Date Funds will normally invest in affiliated Underlying Funds, and may also invest in unaffiliated Underlying Funds, including exchange-traded funds, in order to gain exposure to asset classes not currently offered by the MainStay Group of Funds or other mutual funds or exchange-traded funds advised by New York Life Investments or its affiliates.

By investing in the Underlying Funds, the MainStay Funds of Funds may have an indirect investment interest in some or all of the securities and instruments described in this section depending upon how their assets are allocated among the Underlying Funds. The MainStay Funds of Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds. These securities and instruments are described in the Underlying Funds' current Prospectuses and SAI, which for the affiliated Underlying Funds are available upon request, free of charge, by calling us toll-free at 800-MAINSTAY (624-6782) or on the internet at nylinvestments.com.

The MainStay Funds of Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(a)(2) securities, and reverse repurchase agreements. These securities are described later in this section. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Funds, although the MainStay Funds of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below.

Futures Transactions

A futures contract is an agreement to buy or sell an underlying instrument such as a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. See "Derivative Instruments -- General Discussion" for more information. For a discussion on currency futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges, and in certain cases so long as the futures contract has received specific approval for U.S. person trading.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency, commodity or index fluctuates, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets or enter into offsetting transactions to cover its obligations under open futures contracts.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Fund may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its accompanying reduction in yield), the increased cost to a Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

A Fund may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Funds may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also use securities index futures to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.

By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio.

A "put" option on a futures contract gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. If a Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts may be a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account.

However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities, commodities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying assets. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio assets in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of assets held by or to be acquired for the Fund. If the option is exercised, a Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio assets or the currencies in which such assets are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. A Fund may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund's net assets.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's assets being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with stock index futures contracts. If the price of a futures contract changes more than the price of the securities, assets or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities, assets or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities, assets or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, a Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Fund, the Fund may not be entitled to the return of all the margin owed to the Fund, potentially resulting in a loss.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Hard Assets Securities

Hard assets securities include equity securities of "hard assets companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard assets companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals (including gold), (ii) base and industrial metals, (iii) energy, (iv) natural resources and (v) other commodities.

Since the market action of hard assets securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard assets securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard assets securities. The price of precious metal and natural resource securities are particularly susceptible to volatility and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities typically provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund's investment in hybrids, these risks may cause significant fluctuations in the Fund's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed-income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Securities

A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (5% of "total assets," as that term is defined in Rule 2a-7 under the 1940 Act, for the MainStay Money Market Fund) to be invested in all such illiquid or not readily marketable assets.

Under current SEC guidance, a portfolio security or other asset is considered illiquid if it cannot be sold or disposed of (rather than settled) in the ordinary course of business within seven days at approximately the prices at which it is valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the oversight of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Often, illiquid securities will be valued in accordance with fair valuation procedures adopted by the Board.

Indexed Securities and Structured Notes

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, the Manager or a Subadvisor analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after August 7, 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Information Regarding Investments in a Fund by Management or Affiliates

The Manager, a Subadvisor or their affiliates may, from time to time, make initial or subsequent investments in a Fund. These investments may be redeemed from a Fund at any time, which may adversely impact the Fund and its shareholders. Additionally, the Manager, a Subadvisor or their affiliates may choose to hedge all or part of their investment in a Fund. It is not expected that any such hedge will adversely impact any Fund.

Initial Public Offerings

Initial public offerings ("IPOs") of securities occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's Subadvisor might decide to sell a security issued through an IPO more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Fund's performance if the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Interfund Lending

The Funds have obtained an exemptive order from the SEC allowing the Funds to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund will: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund. The Funds are currently parties to a line of credit which restricts a Fund’s ability to participate in interfund lending while the Fund has an outstanding balance on the line of credit.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restriction or non-fundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investment Companies

A Fund, including the MainStay Funds of Funds, may invest in securities of other investment companies, including ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's Prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund's total assets in securities of any one investment company; and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions do not apply to the MainStay Funds of Funds, and may not apply to certain investments in money market funds, including money market funds advised by the Manager. The Funds’ investments in money market funds may include money market funds advised by the Manager that are offered for sale only to the Funds and other funds within the MainStay Group of Funds. A Fund may invest in these money market funds for various cash management purposes. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund (except the MainStay Funds of Funds) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Certain Underlying Funds are advised or subadvised by New York Life Investments or its affiliates. These advisers and subadvisors are under common control with New York Life Investments and the Underlying Funds advised by those entities are considered to be in the same “group of investment companies” as the Funds for purposes of Section 12(d)(1)(G) of the 1940 Act. For example, exchange-traded funds advised by IndexIQ Advisors LLC are considered to be in the same group of investment companies as the Funds because IndexIQ Advisors LLC and New York Life Investments are under common control. For purposes of determining compliance with a Fund’s policy on concentrating its investments in any one industry, the Funds will look through investments in underlying investment companies for purposes of applying their concentration limitations, if the underlying investment company itself has a policy to concentrate in a particular industry. In that case, the particular industry in which the underlying investment company invests would be counted for purposes of calculating the Fund's concentration limitation.

The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as a Fund) in excess of these limits. A Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. For more information, please see the section entitled “Exchange-Traded Funds.”

Lending of Portfolio Securities

A Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Funds, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Funds' agent in making loans of portfolio securities, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. A Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. A Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or its agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

Loan Participation Interests

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on a third-party agent bank, acting on behalf of the Participants, to demand payment and enforce the lenders' rights and exercise their remedies against the borrower, but would otherwise be entitled to the direct benefit of all such lender rights and remedies.

A Fund may also purchase participations in a portion of the rights of the lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the borrower; rather the Fund must rely on the agent bank and/or the seller of the participation for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a credit facility with respect to a corporate loan

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's NAV than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral although they may not be fully collateralized and may be uncollateralized. The borrower pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Fund, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan that continues to be directly owned by the issuing lender. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously owned by a different lender. Unlike when a Fund purchases a participation interest, a Fund that purchases an assignment will become a lender for the purposes of the relevant loan agreement.

A Fund can purchase a loan by signing as a direct lender under the loan document or by purchasing an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest received by the Fund through the amortization of the purchase price discount. Where reduced primary investment opportunities in floating rate loans exist, a Fund may be able to invest in floating rate loans only through participation interests or assignments. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager or Subadvisor must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower. This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded. Floating rate loans often trade in large denominations. Trades can be infrequent, and the market may be volatile.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair, delay or negate a Fund’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral although they may not be fully collateralized or may be uncollateralized. However, the value of the collateral may not be sufficient to repay the loan or, should a loan in which a Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. If the collateral includes a pledge of equity interests in the borrower by its owners, the Fund may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets.

The borrower under a floating rate loan must comply with restrictive covenants, if any, contained in the floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders or increase the credit risk associated with the borrower or the loan. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from certain asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) that is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan on behalf of the syndicate lenders. Investments in loans without contractual restrictive covenants are particularly suscpetible to the risks associated with these investments.

The Manager or the Subadvisor must determine that the investment is suitable for each Fund based on the Manager's or the Subadvisor’s independent credit analysis and industry research. Generally, this means that the Manager or the Subadvisor has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadvisor will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Unfunded Loan Commitments. The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Each Fund records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships

The Funds may invest in certain companies that are structured as master limited partnerships ("MLPs") in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Under recent tax legislation, individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for regulated investment companies to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in publicly traded partnerships indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

A Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships ("QPTPs'), which are treated as partnerships for U.S. federal income tax purposes.

MLPs are generally not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

MLP Interests and Other Natural Resources Sector Companies Risk

MLPs are organized as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly traded and listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. Since MLP equity securities are typically publicly traded, in order to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to U.S. federal income tax. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

• Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the NYSE MKT and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Funds may invest in different classes of common units that may have different voting, trading, and distribution rights.

• Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Funds may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

• General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests may receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, some GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following: MLPs and other companies operating in the natural resources sector may be affected by fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the issuers in which a Fund will invest; a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends; a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of MLPs and other natural resources sector companies; MLPs and other natural resources sector companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies; the natural resources sector is highly competitive; extreme weather conditions could result in substantial damage to the facilities of certain MLPs and other natural resources sector companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities; the amount of cash that a Fund has available to distribute to shareholders will depend on the ability of the companies in which a Fund has an interest to make distributions or pay dividends to their investors, the tax character of those distributions or dividends; the profitability of MLPs and other natural resources sector companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment; there is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary, which MLPs may not be able to recover from insurance; certain MLPs and other natural resources sector companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions; and the operations of MLPs and other natural resources sector companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.

A Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Money Market Investments

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the MainStay Money Market Fund invests in U.S. dollar-denominated money market instruments that present minimal credit risk. The Manager or Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the MainStay Money Market Fund's Board. In the event that an instrument acquired by the MainStay Money Market Fund experiences a default (other than an immaterial default unrelated to the financial condition of the issuer), ceases to be an eligible security under Rule 2a-7 or experiences an event of insolvency under Rule 2a-7, the Fund will dispose of such security as soon as practicable consistent with achieving an orderly disposition of the security, by sale, exercise of any demand feature or otherwise, unless the Manager (or the Board with the assistance of the Manager) finds that disposal of the security would not be in the best interests of the Fund (which determination may take into account, among other factors, market conditions that could affect the orderly disposition of the portfolio security). These circumstances are subject to certain reporting requirements under the Fund’s procedures adopted under Rule 2a-7.

Mortgage Dollar Rolls

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage Related and Other Asset-Backed Securities

Each Fund may buy mortgage-related and other asset-backed securities. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage pass-through securities and private mortgage pass-through securities, GNMA certificates, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities represent interests in pools of residential or commercial mortgage loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed rate) mortgages and the terms of the mortgage-backed security.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the unprecedented disruption during 2007 through 2009 in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds, that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity's shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

As CMOs have evolved, some classes of CMO bonds have become more common than others, such as parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, the Fund’s Manager or Subadvisor may invest in various tranches of CMO bonds, including support bonds.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, pursuant to an exemption therefrom, or may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be subject to taxes on certain amounts deemed to have been earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Funds) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Other Asset-Backed Securities. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. (See “Collateralized Debt Obligations”). The Funds' Manager or Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Municipal Securities

A Fund may purchase municipal securities. Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities (collectively, “municipalities”). Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by municipalities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

A Fund’s investments in municipal securities may be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties and other events that have adversely affected its economy, infrastructure and financial condition, which have further strained Puerto Rico’s economic stagnation and fiscal challenges (including budget deficits, underfunded pensions, high unemployment, population decline, significant debt service obligations, liquidity issues, and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have historically been low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the U.S. government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009, as amended ("ARRA"), to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the U.S. government than other BABs, and are designed to finance certain types of projects in distressed geographic areas. Historically, the TOBs in which the Funds have invested have been sponsored by banking entities. However, it is no longer practical for banking entities to perform this role due to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (collectively, the “Volcker Rule”). The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations on those exemptions, as defined in the Rule. TOB programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption.

Alternative structures for TOBs have been designed by market participants, including fund-sponsored TOB structures, in which certain responsibilities previously performed by a third-party banking entity are performed by, or on behalf of, the fund. Funds that sponsor TOB structures accordingly bear the risks that were previously borne by banking entities. The effectiveness of alternative structures, including the new fund-sponsored TOB structure, is uncertain. There is a risk that new structures will not prove as effective as the traditional structure, which could adversely impact Fund performance, reduce municipal bond market liquidity and/or increase financing costs.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 will reduce the federal subsidy for BABs and other subsidized municipal bonds. Such cuts may end earlier if rescinded by Congress. Due to continuing uncertainty related to Congressional budget deficit reduction, there is a possibility that federal funds allocated to subsidize issuers of BABs for a portion of the interest paid by such issuers could be further reduced or eliminated in the future. To the extent the federal subsidy is reduced or eliminated, there is a risk that issuers of BABs could redeem bonds prior to their stated maturities based on the redemption language applicable to specific issues of BABs. Once such redemption provisions permit redemption of BABs because the subsidy is reduced or eliminated, issuers may be able to redeem BABs even after any reduction in the subsidy has ended. In addition to BABs, a Fund may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

• Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

• Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

• Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

• Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

• Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments in those securities. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. U.S. bankruptcy law generally provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.

Municipal bankruptcies are relatively rare, and certain provisions of U.S. bankruptcy law governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under U.S. bankruptcy law in order to seek protection from creditors or restructure their debt. Although recent Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt should they become insolvent has been ruled unconstitutional, the U.S. Supreme Court has agreed to review this ruling. If the U.S. Supreme Court permits municipalities or public corporations in Puerto Rico to restructure their outstanding obligations, it could adversely affect the Fund.

In June 2016, the U.S. Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), which establishes a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and possible debt restructuring. On May 3, 2017, the Oversight Board filed a debt restructuring petition in the U.S. District Court in Puerto Rico to seek bankruptcy-type protections from debt and unfunded pension obligations. It is unclear at this time how the proceedings under PROMESA will be resolved or the period of time that may be required to reach any resolution. Any restructuring of some or all of the commonwealth’s debt, or a further decline in market prices of Puerto Rico debt obligations, may affect a Fund’s investments and its performance.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Fund's limitation on investments in illiquid securities. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Manager or Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Funds as with other portfolio holdings, will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Internal Revenue Code limits the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. If an issuer of a municipal bond fails to satisfy certain requirements with respect to a particular municipal bond issuance, any interest earned by a Fund from its investment in such municipal bond may be taxable. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken. Recent tax legislation may, pending further regulatory guidance, require a Fund to accrue market discount currently.

With respect to the MainStay MacKay California Tax Free Opportunities Fund, please see Appendix A for specific risks associated with investments in California. With respect to MainStay MacKay New York Tax Free Opportunities Fund, please see Appendix B for specific risks associated with investments in New York.

Options

A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Funds may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Purchasing Options. A Fund may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

A Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, a Fund will continue to receive interest or dividend income on the security. The put options purchased by a Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, a Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. A Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

A Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will generally be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund. When a security is to be sold from a Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if a Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, a Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, a Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when a Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places a Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Fund. The writer of the put option may require that a Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the NYSE MKT Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Private Investments in Public Equity

A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts ("REITs")

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT will not incur any entity level taxation on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code, including a requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for special tax treatment under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Regulatory Matters

The Funds, as well as the issuers of the securities and other instruments in which the Funds may invest, are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact a Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Funds will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Funds for investment purposes. If a large portion of a Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), a Fund is permitted to segregate cash and/or liquid securities in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Funds will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable. Future regulatory developments regarding cover requirements likely will impact a Fund’s ability to engage in derivatives transactions.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Funds may write. Option positions of all investment companies advised by the Manager or Subadvisor are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

Repurchase Agreements

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by a Fund at approximately their carrying value in the ordinary course of business within seven calendar days. As with any unsecured debt instrument purchased for the Funds, the Manager or Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A under or Section 4(a)(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Fund may invest in Rule 144A securities and in 4(a)(2) commercial paper, as defined below. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act ("4(a)(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager or Subadvisor pursuant to guidelines approved by the Trustees.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales

In accordance with the restrictions set forth in the applicable Prospectus and this SAI, certain Funds may engage in any type of short sales, including short sales "against the box." To the extent permitted by its investment objective and policies, each Fund may enter into short sales "against the box," and such transactions will be limited to no more than 25% of a Fund's total assets.

In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Fund borrows the security and delivers it to a buyer. To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale. Until the Fund replaces the security, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Fund enters into the sale and the date when the Fund closes out the short position. The Fund will realize a gain if the security declines in price between those dates. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Fund could lose in a short sale transaction.

MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Fund is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

In a short sale "against the box," a Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales.

If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements

In accordance with its investment strategy and only with Board approval, a Fund may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes, subject to certain limitations. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates

(in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's investment holdings.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. This limitation will only apply to OTC swap transactions and will not apply to swap transactions that are centrally cleared. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover a Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Manager believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The Manager or a Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Bilateral swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain standardized swaps are currently subject to mandatory central clearing and exchange-trading. Central clearing is expected to decrease counterparty risk compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. However, central clearing and exchange-trading do not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap thus requiring a Fund to incur increased expenses to access the same types of swaps. Uncleared swaps are subject to minimum margin requirements that will be implemented on a phased-in basis. Certain other swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and the Manager believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps, including credit default swap index products (sometimes referred to as CDX index). Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that a Fund's Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A Fund may also invest in a CDX index, which is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure. An investor’s investment in a tranche of a CDX index provides customized exposure to certain segments of the CDX index’s potential loss distribution. The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket. The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and others risks associated with an investment in a credit default swaps, as discussed above. However, certain CDS indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDS index transactions.

Swaptions. A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Manager or Subadvisor’s ability to predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. Currently, the swaps market is largely unregulated. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Risks

A Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (1) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (2) to accelerate income to the Fund; (3) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (4) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (5) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (6) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. While it may not always be successful in doing so, a Fund will seek to avoid or minimize any adverse tax consequences that could arise from such investment practices.

Temporary Defensive Positions; Cash Equivalents

In times of unusual or adverse purchase or redemption activity, or market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under these or other conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under these or other conditions, a Fund may, in the discretion of the Manager or a Subadvisor, invest without limit in cash, cash equivalents and/or other fixed-income securities. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, certain Funds may hold foreign cash and cash equivalents.

Also, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

To-Be-Announced Purchase Commitments

To-Be-Announced ("TBA") purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. A Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund's commitments. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

Recently finalized rules include certain mandatory margin requirements for the TBA market, which may require the Funds to post collateral in connection with their TBA transactions. The required margin could increase the cost to the Funds and impose additional complexity to enter into TBA transactions.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. Government Securities

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the market value of U.S. government debt securities held by a Fund. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by a Fund, which could have a material negative impact on the Fund .

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Variable Rate Demand Notes ("VRDNs")

Certain Funds may invest in tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Certain Funds may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs may provide a Fund with specified undivided interests (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, each Participating VRDN is backed up by irrevocable letters of credit or guaranty of the relevant Institution. A Fund that invests in a Participating VRDN would have an undivided interest in the underlying obligation and thus would participate on the same basis as the Institution in such obligation, except that the Institution typically would retain fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

If an issuer of a variable rate demand note defaulted on its payment obligation, as the case may be, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default.

Warrants and Rights

To the extent that a Fund invests in equity securities, the Fund may purchase or otherwise receive warrants or rights. The holder of a warrant or right generally has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant or right. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. For example, warrants are speculative investments that pay no dividends and confer no rights other than a purchase option and the prices of warrants do not necessarily move in tandem with the prices of the underlying securities. If a warrant or right is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant or right. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

When-Issued Securities

Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Bonds

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Yie-Hsin Hung* 1962	MainStay Funds: Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay VP Funds Trust: Trustee since January 2016 (32 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

* This Trustee is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During Past Five Years."

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
Berea College of Kentucky: Trustee since 2009.

Susan B. Kerley 1951	MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (32 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since January 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 1951	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (32 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay VP Funds Trust: Trustee since 2006 (32 portfolios)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LCC (2001 to 2009)	81

MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (32 portfolios)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

** Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

***  Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee of the Funds in light of the Funds' business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Funds or to board members of other mutual funds generally.

Ms. Hung. Ms. Hung has been a Trustee since 2017. She is the Chief Executive Officer of New York Life Investment Management Holdings LLC and New York Life Investment Management LLC, New York Life’s global multi-boutique third party asset management business since May 2015. She has been a Senior Vice President of New York Life since 2010 and was appointed to New York Life's Executive Management Committee effective January 1, 2017. Ms. Hung joined the firm in 2010 with more than 25 years of industry experience, most recently from Bridgewater Associates and prior to that, Morgan Stanley Investment Management, where she was on the Management Committee and led a number of efforts including its strategic acquisition activities as well as its private equity and hedge fund businesses.

Mr. Chow. Mr. Chow has served as a Trustee since 2016 and as an Advisory Board Member of the Funds from June 2015 to December 2015. Mr. Chow has served as the Chairman of the Risk and Compliance Committee since January 2017. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 25 years of experience in the investment management industry including 15 years as general partner of institutional private equity funds. He has served as independent Chairman of the VanEck Vectors ETF Trust since 2008 and as a trustee since 2006. Since 2009, he has been a trustee of Berea College, serves on the Executive Committee and is the Vice-Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow has served on the Governing Council of the IDC since 2012. He has been a CFA Charterholder since 1989, is a former President, and has served on the board, of the CFA Society of Stamford from 2009 to 2017.

Ms. Kerley. Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Board since 2017 and as the Chairman of the Contracts Committee of each registrant from 2013 until 2016. She had previously served as Chairman of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Latshaw. Mr. Latshaw has served as a Trustee or Director and Audit Committee Financial Expert (“ACFE”) of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Nolan. Mr. Nolan has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has served as the Chairman of the Investment Committee since 2007. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Perold. Mr. Perold has served as a Trustee since 2016 and as an Advisory Board Member of the Funds from June 2015 to December 2015. Mr. Perold has served as the Chairman of the Contracts Committee since January 2018. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold has served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He has also served as a member of Boston University’s Investment Committee since 2008 and is a Trustee of the University.

Mr. Trutanic. Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Nominating and Governance Committee since 2017, and previously serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee and as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 30 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

Board Structure and Leadership

The Board oversees the business and affairs of the Funds, including oversight of key service providers to the Funds, including the Manager and Subadvisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on a quarterly and/or an as needed basis. There are seven Trustees, six of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Funds, the Manager or the Subadvisors ("Independent Trustees") in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Funds and their operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Funds' operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

The Trustees believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Funds because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Funds. In addition, the Committees support and promote the Independent Trustees in their oversight of the Funds' operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Funds and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and special Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Funds. The Audit Committee also meets regularly with the Funds' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly request that senior management of the Manager and senior officers of the Funds report to the Board and the Committees on a variety of risk areas relating to the Funds, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews and considers, on an ongoing basis, these reports as well as reports on the Funds' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Funds' operations. In addition, the Board has engaged counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Funds' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for, among other things, testing the compliance procedures of the Funds and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Funds' compliance program. In order to maintain a robust risk management and compliance program for the Funds, the Board and the Risk and Compliance Oversight Committee also regularly review and consider for approval, as necessary, the Funds' compliance policies and procedures and updates to these procedures, as well as review and consider for approval the compliance policies and procedures of certain of the Funds' service providers to the extent that those policies and procedures relate to the operations of the Funds. In addition to the meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO"). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who Are Not Board Members)*

NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Kirk C. Lehneis 6/29/74	President, MainStay Funds and MainStay Funds Trust (since 2017)

Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015 - 2016); Managing Director, Product Development (From 2010 - 2015), New York Life Investment Management LLC

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)

Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)

Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)

Chief Compliance Officer (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**

NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Scott T. Harrington 2/8/59	Vice President — Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)

Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

* The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board.

**Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Trustees

The Board oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. The Funds also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.

Audit Committee. The primary purposes of the Audit Committee are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), David H. Chow and Susan B. Kerley. The Audit Committee held 5 meetings during the fiscal year ended October 31, 2017.

Contracts Committee. The primary purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Funds are, or are proposed to be, parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Jacques P. Perold (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr. and Richard S. Trutanic. The Contracts Committee held 6 meetings during the fiscal year ended October 31, 2017.

Investment Committee. The primary purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any investment related proposals that the Manager may make from time to time. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold and Richard S. Trutanic. The Investment Committee held 6 meetings during the fiscal year ended October 31, 2017.

Nominating and Governance Committee. The primary purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr. and Jacques P. Perold. The Nominating and Governance Committee held 4 meetings during the fiscal year ended October 31, 2017.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the "Candidate Policy"), which are formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares for which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Board. It shall be in the

Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee. The primary purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Funds. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Funds, the Manager and Subadvisors, and other service providers to the Funds. The Risk and Compliance Oversight Committee also oversees the implementation of the Funds' proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Funds' Manager, Subadvisors and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Funds that are required to be reasonably designed to ensure compliance by the Funds and their primary service providers with applicable federal securities laws. The Funds’ CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Funds are or may be exposed. The CRO shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: David H. Chow (Chairman), Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Risk and Compliance Oversight Committee held 9 meetings during the fiscal year ended October 31, 2017.

Valuation Committee. The primary purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Christopher Feind (Chairman), Jack R. Benintende, Kevin M. Bopp (non-voting member), David H. Chow, J. Kevin Gao, Dale A. Hanley, Ping Jiang, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held 4 meetings during the fiscal year ended October 31, 2017.

Valuation Subcommittee. The primary purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Kevin M. Bopp (non-voting member), Christopher Feind, J. Kevin Gao, Thomas J. Girard, Dale A. Hanley, Amaury Rzad and Ping Jiang. The Valuation Subcommittee held 100 meetings during the fiscal year ended October 31, 2017.

Ownership of Securities

As of December 31, 2017, the dollar range of equity securities owned by each Trustee in the Funds (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the MainStay Group of Funds was as follows:

Interested Trustee

INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Yie-Hsin Hung	MainStay MacKay Unconstrained Bond Fund – Over $100,000	Over $100,000

Independent Trustees

INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
David H. Chow	MainStay MacKay S&P 500 Index Fund – Over $100,000	Over $100,000
Susan B. Kerley

MainStay MacKay Convertible Fund – Over $100,000

MainStay Cushing Renaissance Advantage Fund – $10,001 - $50,000

MainStay Epoch Global Choice Fund – Over $100,000

MainStay Floating Rate Fund – Over $100,000

MainStay Moderate Allocation Fund – Over $100,000

MainStay Retirement 2020 Fund – Over $100,000

Over $100,000
Alan R. Latshaw	MainStay MacKay High Yield Corporate Bond Fund – Over $100,000 MainStay Large Cap Growth Fund – $10,001 - $50,000	Over $100,000

INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Richard H. Nolan, Jr.	MainStay MacKay High Yield Corporate Bond Fund – Over $100,000 MainStay Floating Rate Fund – Over $100,000	Over $100,000
Jacques P. Perold

MainStay Absolute Return Multi-Strategy Fund - Over $100,000

MainStay MacKay Common Stock Fund - $50,001 - $100,000

MainStay MacKay International Opportunities Fund - $50,001 - $100,000

MainStay Large Cap Growth Fund - $10,001-$50,000

Over $100,000
Richard S. Trutanic

MainStay Absolute Return Multi-Strategy Fund - $10,001 - $50,000

MainStay Epoch Global Equity Yield Fund – $10,001 - $50,000

MainStay Income Builder Fund – $10,001 - $50,000

MainStay MacKay International Opportunities Fund – $1 - $10,000

MainStay Money Market Fund - $50,001 - $100,000

Over $100,000

As of December 31, 2017, each Independent Trustee and his or her immediate family members did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, an investment adviser or principal underwriter of the MainStay Group of Funds.

Compensation

The following table reflects the compensation received by certain Trustees for the fiscal year ended October 31, 2017, from the Fund Complex. The Fund Complex consists of the MainStay Group of Funds, as well as MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, affiliated registrants not discussed in this SAI. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer, a fee for each regularly scheduled Board meeting and associated Committee meetings attended; and fees per day for attending other in-person Board meetings, attending a regular in-person meeting telephonically, and attending an in-person Board meeting that is not regularly scheduled telephonically. The Chairman of the Board is paid an additional annual fee. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

TRUSTEE	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO BOARD MEMBERS[1]
David H. Chow	$110,625	$84,715	NONE	$287,500
Susan B. Kerley[2]	133,674	102,373	NONE	347,500
Alan R. Latshaw	110,625	84,715	NONE	287,500
Peter Meenan[3]	110,625	84,715	NONE	287,500
Richard H. Nolan, Jr.	110,625	84,715	NONE	287,500
Jacques P. Perold	110,625	84,715	NONE	287,500
Richard S. Trutanic	110,625	84,715	NONE	287,500
John A. Weisser[3]	11,745	8,974	NONE	30,000

1 Includes compensation paid by MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund.

2 Effective January 1, 2017, Susan B. Kerley became Chairman of the Board.

3 Peter Meenan retired as of December 31, 2017 and John A. Weisser retired as of December 31, 2016.

As of January 31, 2017, the Trustees and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of shares of each of the Funds, except that they owned 5.4% of Class I shares of MainStay Moderate Allocation Fund.

Codes of Ethics

The MainStay Group of Funds, the Manager, the Distributor, and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the MainStay Group of Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS, AND THE DISTRIBUTOR

Management Agreements

Pursuant to the respective Amended and Restated Management Agreements with MainStay Funds Trust and The MainStay Funds, dated February 27, 2015, as amended ("Management Agreements"), New York Life Investments, subject to the oversight of the Board, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investments is an indirect wholly-owned subsidiary of New York Life Insurance Company. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.

A Fund’s Management Agreement remains in effect for two years following its initial effective date and continues in effect thereafter for one-year periods only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the MainStay Group of Funds to serve in the capacities in which they have been elected or appointed.

The Management Agreements provide that the Manager shall not be liable to a Fund for any error of judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectuses or elsewhere in this SAI, the Manager bears the following expenses:

• the salaries and expenses of all personnel of the MainStay Group of Funds and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

• the CCO’s compensation (a portion of which is reimbursed by the Funds);

• the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements or otherwise; and

• all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the MainStay Group of Funds, as the case may be.

With respect to certain Funds, the Manager has entered into written expense limitation agreements as discussed in the Prospectuses.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the MainStay Group of Funds have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreements with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” of New York Life Investments (meaning New York Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). For its services, each Fund pays the Manager a monthly fee, which is based on each Fund’s average net assets. The fees paid to each Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

This authority is subject to certain conditions, which include: (i) the MainStay Group of Funds will make certain disclosures in the prospectus regarding the existence, substance and effect of the Current Order; (ii) the Manager will provide general management services to each applicable Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and subject to review and approval of the Board, will (a) set the Fund’s overall investment strategies; (b) evaluate, select, and recommend subadvisors to manage all or a portion of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among subadvisors; (d) monitor and evaluate the subadvisor’s performance; and (e) implement procedures reasonably designed to ensure that subadvisors comply with the Fund’s investment objective, policies and restrictions; (iii) the MainStay Group of Funds will provide an information statement to shareholders of a Fund containing details about the subadvisor, the subadvisory agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iv) the Manager will provide the Board, no less frequently than quarterly, with information about the profitability of the Manager on a per subadvised Fund basis; (v) before a Fund may rely on the Current Order, the operation of that Fund pursuant to the Current Order must be approved by a majority of the Fund’s outstanding voting securities; (vi) whenever a subadvisor change is proposed for a subadvised Fund with an affiliated subadvisor or a Wholly-Owned Subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding that the change is in the best interests of the subadvised Fund and its shareholders and does not involve a conflict of interest from which the Manager or the affiliated subadvisor or Wholly-Owned Subadvisor derives an inappropriate advantage; (vii) no Trustee or Officer of the Fund would be permitted to own any interest in a subadvisor, subject to certain exceptions; and (viii) at all times, at majority of the Board will not be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not “interested persons” will be at the discretion of the then existing Trustees that are not “interested persons.”

The Current Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors.

For more information regarding the Current Order, including whether a Fund may not use some or all of the relief granted by the Current Order without obtaining shareholder approval, see the Prospectuses under the heading "Know With Whom You Are Investing."

Expenses Borne by the MainStay Group of Funds

Except for the expenses to be paid by the Manager as described in the Prospectuses and elsewhere in this SAI, the MainStay Group of Funds, on behalf of each Fund, is responsible under the respective Management Agreements for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Fund in connection with the management of the investment of the assets of a Fund; (2) the fees and expenses of the Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the MainStay Group of Funds' custodian and transfer agent; (4) the charges and expenses of the MainStay Group of Funds' legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the MainStay Group of Funds, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the MainStay Group of Funds is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of the MainStay Group of Funds and of its shares with the SEC and registering the MainStay Group of Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the MainStay Group of Funds' registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; (13) costs associated with the pricing of the Funds' shares; and (14) the cost of fidelity bond and D&O insurance.

Effective December 22, 2017, pursuant to an agreement between the Trusts and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Funds. The Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Funds.

In addition, each Fund may reimburse NYLIFE Securities LLC, NYLIFE Distributors and NYLIM Service Company for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

In addition, each Fund reimburses the Manager for a portion of the CCO’s compensation.

Subadvisory Agreements

As noted above, the Manager has delegated day-to-day advisory responsibilities for certain Funds to the Subadvisors. Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the oversight of the Board and supervision by the Manager in conformity with the stated investment objective or objectives, policies and restrictions of each such Fund, Subadvisors provide continuous supervision of the investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention or sale of the securities, cash and other investments contained in each Fund. The Subadvisors perform other portfolio management duties pursuant to applicable Subadvisory Agreements.

As compensation for services, the Manager, not the Funds, pays each Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets (or the average daily net assets allocated to a particular underlying strategy, if applicable) during the preceding month at the annual rates set forth in the chart below.

To the extent New York Life Investments has agreed to waive or reimburse expenses, certain affiliated Subadvisors, with respect to certain Funds, have voluntarily agreed to waive or reimburse their fees proportionately.

FUND NAME	ANNUAL RATE
MAINSTAY FUNDS
MainStay Income Builder Fund

Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch.

MacKay Shields: 0.32% on allocated assets up to $500 million;
0.30% on allocated assets from $500 million to $1 billion;
0.2875% on allocated assets from $1 billion to $5 billion; and

0.2825% over $5 billion

FUND NAME	ANNUAL RATE
MainStay Large Cap Growth Fund

On the average daily NAV of all Subadvisor-serviced assets in all investment companies managed by the Manager, including the MainStay Large Cap Growth Fund,
0.400% on such assets up to $100 million;
0.350% on such assets from $100 million up to $350 million;
0.300% on such assets from $350 million up to $600 million;
0.250% on such assets from $600 million up to $1 billion;
0.200% on such assets from $1 billion to $2.5 billion;
0.24% on such assets from $2.5 billion to $5 billion; and

0.25% on such assets over $5 billion

MainStay MacKay Common Stock Fund	0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.250% on assets over $1 billion
MainStay MacKay Convertible Fund	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; and 0.250% on assets over $1 billion
MainStay MacKay Emerging Markets Debt Fund	0.350% on assets up to $500 million; and 0.325% on assets over $500 million
MainStay MacKay Government Fund	0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets over $1 billion
MainStay MacKay High Yield Corporate Bond Fund

0.300% on assets up to $500 million;
0.275% on assets from $500 million to $5 billion;
0.2625% on assets from $5 billion to $7 billion;
0.250% on assets from $7 billion to $10 billion;
0.245% on assets from $10 billion to $15 billion; and

0.24% over $15 billion

MainStay MacKay International Equity Fund	0.445% on assets up to $500 million and 0.425% on assets over $500 million
MainStay MacKay Tax Free Bond Fund	0.225% on assets up to $500 million; 0.2125% on assets from $500 million to $1 billion; 0.200% on assets from $1 billion to $5 billion; and 0.195% over $5 billion
MainStay MacKay Unconstrained Bond Fund	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.250% on assets from $1 billion to $5 billion; and 0.2375% on assets over $5 billion
MainStay MAP Equity Fund

Epoch: 0.425% on allocated assets up to $500 million;
0.4125% on allocated assets from $500 million to $1 billion; and
0.400% on allocated assets over $1 billion
Markston: 0.450% on allocated assets up to $250 million;
0.400% on allocated assets from $250 million to $500 million; and
0.350% on allocated assets over $500 million

MainStay Money Market Fund	0.200% on assets up to $500 million; 0.175% on assets from $500 million to $1 billion; and 0.150% on assets over $1 billion

FUND NAME	ANNUAL RATE
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	0.350% on allocated assets up to $1 billion; 0.325% on allocated assets from $1 billion to $2 billion; and 0.300% on allocated assets over $2 billion
MainStay Candriam Emerging Markets Equity Fund	0.500% on assets up to $1 billion; and 0.4875% on assets over $1 billion
MainStay Epoch Capital Growth Fund	0.375% on all assets
MainStay Epoch Global Choice Fund	0.475% on assets up to $500 million; and 0.450% on assets over $500 million
MainStay Epoch Global Equity Yield Fund	0.350% on all assets
MainStay Epoch International Choice Fund	0.400% on assets up to $5 billion; 0.3875% on assets from $5 billion to $7.5 billion; and 0.375% on assets over $7.5 billion
MainStay Epoch U.S. All Cap Fund	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.400% on assets over $1 billion
MainStay Epoch U.S. Equity Yield Fund	0.350% on assets up to $500 million; 0.340% on assets from $500 million to $1 billion; 0.330% on assets from $1 billion to $2 billion; and 0.325% on assets over $2 billion
MainStay Epoch U.S. Small Cap Fund	0.425% on assets up to $1 billion; and 0.400% on assets over $1 billion
MainStay Floating Rate Fund	0.300% on assets up to $1 billion; 0.2875% on assets from $1 billion to $3 billion; and 0.2825% on assets over $3 billion
MainStay Indexed Bond Fund	0.125% on assets up to $1 billion; and 0.100% on assets over $1 billion
MainStay MacKay California Tax Free Opportunities Fund	0.250% on all assets
MainStay MacKay Emerging Markets Equity Fund	0.500% on assets up to $1 billion; and 0.4875% on assets over $1 billion
MainStay MacKay Growth Fund	0.350% on assets up to $500 million; 0.325% on assets from $500 million to $1 billion; 0.3125% on assets from $1 billion to $2 billion; and 0.300% on assets over $2 billion
MainStay MacKay High Yield Municipal Bond Fund	0.275% on assets up to $1 billion; 0.270% on assets from $1 billion to $3 billion; 0.265% on assets from $3 billion to $5 billion; and 0.26% over $5 billion
MainStay MacKay International Opportunities Fund	0.550% on all assets
MainStay MacKay New York Tax Free Opportunities Fund	0.250% on all assets
MainStay MacKay S&P 500 Index Fund	0.08% on assets up to $2.5 billion; and 0.075% on assets over $2.5 billion
MainStay MacKay Short Duration High Yield Fund	0.325% on all assets
MainStay MacKay Total Return Bond Fund	0.250% on assets up to $1 billion; 0.2375% on assets from $1 billion to $3 billion; and 0.2325% on assets over $3 billion
MainStay MacKay U.S. Equity Opportunities Fund	0.500% on assets up to $1 billion; and 0.4875% on assets over $1 billion

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

In addition to maintaining the subadvisory relationship between Epoch and New York Life Investments for the MainStay Epoch Funds and certain other MainStay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) Epoch agrees not to provide subadvisory services to certain competing funds; (ii) New York Life Investments has a right of first refusal to offer certain new Epoch products; and (iii) Epoch and New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products.

Management and Subadvisory Fees

For the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, the amount of the Management fee paid by each Fund, the amount of any Management fees waived and/or reimbursed by New York Life Investments, the amount of the Subadvisory fee paid by the Manager from the Management fee, and the amount of the Subadvisory fee waived and/or reimbursed were as follows.

	YEAR ENDED 10/31/17
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Income Builder Fund	$10,369,982	$0	$ Epoch – 2,375,416	$0
			MacKay Shields – 2,898,080	0
MainStay Large Cap Growth Fund	78,797,184	484,857	31,485,732	823,099
MainStay MacKay Common Stock Fund[1]	1,019,499	0	509,750	0
MainStay MacKay Convertible Fund	6,045,617	481,608	2,957,652	240,804
MainStay MacKay Emerging Markets Debt Fund	1,308,228	0	631,757	0
MainStay MacKay Government Fund	716,225	0	358,112	0
MainStay MacKay High Yield Corporate Bond Fund	55,840,794	0	27,391,495	0
MainStay MacKay International Equity Fund[1]	2,515,380	0	1,257,690	0
MainStay MacKay Tax Free Bond Fund	10,760,389	0	5,240,537	0
MainStay MacKay Unconstrained Bond Fund	7,836,288	0	3,835,600	0
MainStay MAP Equity Fund	9,881,956	0	ICAP[2] – 384,676	0
			Epoch[3] – 1,571,295	0
			Markston – 3,377,229	0
MainStay Money Market Fund	1,509,083	108,678	743,875	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund[1]	5,538,587	Cornerstone Holdings – 1,592,633		0
			NYL Investors – 1,065,756	0
MainStay Candriam Emerging Markets Equity Fund[4]	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	0	0	0	0
MainStay Epoch Capital Growth Fund	717,599	0	358,800	(3,428)
MainStay Epoch Global Choice Fund	1,798,962	0	899,481	0
MainStay Epoch Global Equity Yield Fund	27,829,150	0	13,914,575	0
MainStay Epoch International Choice Fund	5,509,601	255,863	ICAP[2] – 617,745	0
			Epoch[3] – 2,137,056	(44,498)
MainStay Epoch U.S. All Cap Fund	6,714,633	0	3,357,317	0
MainStay Epoch U.S. Equity Yield Fund	4,738,955	0	2,369,478	0
MainStay Epoch U.S. Small Cap Fund	5,011,911	0	2,505,955	0
MainStay Floating Rate Fund	8,824,644	0	4,412,322	0
MainStay Growth Allocation Fund	0	85,151	0	0
MainStay Indexed Bond Fund	438,804	99,546	219,402	49,773
MainStay MacKay California Tax Free Opportunities Fund	1,371,918	200,819	685,958	100,409
MainStay MacKay Emerging Markets Equity Fund[1]	1,528,293	0	764,146	0
MainStay MacKay Growth Fund[1]	3,972,419	0	1,986,210	0
MainStay MacKay High Yield Municipal Bond Fund	16,178,542	0	8,089,271	0
MainStay MacKay International Opportunities Fund[1]	6,439,442	10,556	3,219,721	5,278
MainStay MacKay New York Tax Free Opportunities Fund	1,116,308	175,581	558,154	87,791
MainStay MacKay S&P 500 Index Fund[1]	2,871,234	527,891	1,435,617	263,945
MainStay MacKay Short Duration High Yield Fund	5,448,211	0	2,724,106	0
MainStay MacKay Total Return Bond Fund	6,029,519	748,749	3,014,759	374,395
MainStay MacKay U.S. Equity Opportunities Fund[1]	9,468,633	0	4,734,317	0
MainStay Moderate Allocation Fund	0	0	0	0
MainStay Moderate Growth Allocation Fund	0	15,439	0	0
MainStay Retirement 2010 Fund	44,505	193,058	0	0
MainStay Retirement 2020 Fund	137,807	191,102	0	0
MainStay Retirement 2030 Fund	246,516	269,949	0	0
MainStay Retirement 2040 Fund	200,911	292,778	0	0
MainStay Retirement 2050 Fund	105,275	328,160	0	0
MainStay Retirement 2060 Fund	7,098	127,356	0	0

1 The subadvisory fee paid by the Manager was to Cornerstone Holdings, the Fund’s previous subadvisor.

2 For the period November 1, 2016 through January 9, 2017.

3 For the period January 10, 2017 through October 31, 2017.

4 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, no information is available for the Fund.

	YEAR ENDED 10/31/16
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Income Builder Fund	$9,309,748	$0	$ Epoch –2,151,996	$0
			MacKay Shields – 2,577,790	0
MainStay Large Cap Growth Fund	95,392,023	1,077,461	38,596,092	907,084
MainStay MacKay Common Stock Fund	1,036,352	0	518,176	0
MainStay MacKay Convertible Fund	4,811,501	0	2,351,929	0
MainStay MacKay Emerging Markets Debt Fund	1,345,743	0	650,250	0
MainStay MacKay Government Fund	833,619	0	416,810	0
MainStay MacKay High Yield Corporate Bond Fund	49,795,088	0	24,428,149	0
MainStay MacKay International Equity Fund	2,771,378	0	1,385,689	0
MainStay MacKay Tax Free Bond Fund	8,455,079	0	4,116,280	0
MainStay MacKay Unconstrained Bond Fund	9,086,349	0	4,448,375	0
MainStay MAP Equity Fund	11,335,661	0	ICAP – 2,806,130	0
MainStay Money Market Fund	1,910,726	1,121,182	921,562	21,652
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	5,516,469	Cornerstone Holdings – 1,643,005		0
			NYL Investors – 1,000,439	0
MainStay Conservative Allocation Fund	0	0	0	0
MainStay Epoch Capital Growth Fund[1]	176,796	96,856	88,398	23,622
MainStay Epoch Global Choice Fund	2,187,409	0	1,093,704	0
MainStay Epoch Global Equity Yield Fund	27,899,933	0	13,949,966	0
MainStay Epoch International Choice Fund	12,306,638	523,290	6,153,319	0
MainStay Epoch U.S. All Cap Fund	5,947,305	0	2,973,652	0
MainStay Epoch U.S. Equity Yield Fund	422,344	92,171	211,172	0
MainStay Epoch U.S. Small Cap Fund	4,736,312	0	2,368,156	0
MainStay Floating Rate Fund	7,713,218	0	3,856,855	0
MainStay Growth Allocation Fund	0	90,698	0	0
MainStay Indexed Bond Fund	644,694	213,076	322,347	106,538
MainStay MacKay California Tax Free Opportunities Fund	1,008,118 ]	159,071	504,097	79,539
MainStay MacKay Emerging Markets Equity Fund	1,196,226	545,516	598,113	272,758
MainStay MacKay Growth Fund	5,803,817	177,196	2,901,908	88,598
MainStay MacKay High Yield Municipal Bond Fund	12,731,356	0	6,366,389	0
MainStay MacKay International Opportunities Fund	7,571,008	19,183	3,785,504	9,592
MainStay MacKay New York Tax Free Opportunities Fund	812,580	161,223	406,335	80,616
MainStay MacKay S&P 500 Index Fund	4,320,715	169,445	2,160,358	84,723
MainStay MacKay Short Duration High Yield Fund	3,638,589	0	1,819,294	0
MainStay MacKay Total Return Bond Fund	6,866,268	3,189,348	3,433,134	1,594,674
MainStay MacKay U.S. Equity Opportunities Fund	9,457,989	0	4,728,995	0
MainStay Moderate Allocation Fund	0	0	0	0
MainStay Moderate Growth Allocation Fund	0	3,059	0	0
MainStay Retirement 2010 Fund	61,921	223,274	0	0
MainStay Retirement 2020 Fund	167,648	229,336	0	0
MainStay Retirement 2030 Fund	237,473	302,286	0	0
MainStay Retirement 2040 Fund	181,685	327,544	0	0
MainStay Retirement 2050 Fund	90,430	381,105	0	0
MainStay Retirement 2060 Fund[2]	3,682	103,566	0	0

1 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016.

2 MainStay Retirement 2060 Fund commenced operations on February 29, 2016.

	YEAR ENDED 10/31/15
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Income Builder Fund	$9,151,839	$0	$ Epoch - 2,312,523	$0
			MacKay Shields - 2,336,284	0
MainStay Large Cap Growth Fund	115,165,899	0	46,800,094	0
MainStay MacKay Common Stock Fund	1,071,693	0	535,847	0
MainStay MacKay Convertible Fund	5,379,557	0	2,630,885	0
MainStay MacKay Emerging Markets Debt Fund	1,562,653	0	757,178	0
MainStay MacKay Government Fund	823,466	0	411,733	0
MainStay MacKay High Yield Corporate Bond Fund	48,488,717	0	23,787,771	0
MainStay MacKay International Equity Fund	2,873,163	0	1,436,581	0
MainStay MacKay Tax Free Bond Fund	5,593,559	159,912	2,722,036	79,958
MainStay MacKay Unconstrained Bond Fund	13,364,070	0	6,832,023	0
MainStay MAP Equity Fund	15,364,404	0	ICAP - 3,869,887	0
			Markston - 4,194,491
MainStay Money Market Fund	1,801,182	2,311,160	832,971	16,686
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	5,906,673	0	Cornerstone Holdings - 1,715,142	0
			NYL Investors - 1,091,959
MainStay Conservative Allocation Fund	0	0	0	0
MainStay Epoch Global Choice Fund	2,403,061	0	1,201,530	0
MainStay Epoch Global Equity Yield Fund	35,047,521	0	17,523,761	0
MainStay Epoch International Choice Fund	16,406,104	386,742	8,203,052	0
MainStay Epoch U.S. All Cap Fund	6,051,589	0	3,025,794	0
MainStay Epoch U.S. Equity Yield Fund	198,764	128,626	99,382	0
MainStay Epoch U.S. Small Cap Fund	4,716,416	0	2,358,208	0
MainStay Floating Rate Fund	8,470,351	0	4,234,756	0
MainStay Growth Allocation Fund	0	41,696	0	0
MainStay Indexed Bond Fund	829,966	255,765	414,982	127,882
MainStay MacKay California Tax Free Opportunities Fund	558,145	103,446	329,819	50,727
MainStay MacKay Emerging Markets Equity Fund	1,950,899	454,867	975,450	227,434
MainStay MacKay Growth Fund[1]	7,794,319	141,338	3,897,160	70,669
MainStay MacKay High Yield Municipal Bond Fund	9,345,988	44,951	4,673,297	22,476
MainStay MacKay International Opportunities Fund	5,666,179	0	2,833,090	0
MainStay MacKay New York Tax Free Opportunities Fund	553,435	124,276	276,727	62,139
MainStay MacKay S&P 500 Index Fund	4,851,746	39,104	2,425,874	19,552
MainStay MacKay Short Duration High Yield Fund	2,983,242	0	1,491,457	0
MainStay MacKay Total Return Bond Fund	8,368,363	2,870,161	4,184,182	1,435,081
MainStay MacKay U.S. Equity Opportunities Fund	6,407,890	0	3,203,945	0
MainStay Moderate Allocation Fund	0	0	0	0
MainStay Moderate Growth Allocation Fund	0	0	0	0
MainStay Retirement 2010 Fund	70,522	220,578	0	0
MainStay Retirement 2020 Fund	174,484	225,880	0	0
MainStay Retirement 2030 Fund	234,986	296,500	0	0
MainStay Retirement 2040 Fund	178,666	321,169	0	0
MainStay Retirement 2050 Fund	83,325	353,050	0	0

1 The subadvisory fee shown is the amount paid to Cornerstone Capital Management LLC, the previous Subadvisor to the Fund.

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Distribution Agreements

NYLIFE Distributors LLC (“Distributor”), a limited liability company organized under the laws of Delaware with a principal place of business located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as the distributor and principal underwriter of each Fund's shares pursuant to Amended and Restated Distribution Agreements ("Distribution Agreements"), each dated August 1, 2014. NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated company, and other financial intermediaries, sell shares of the Funds pursuant to dealer agreements with the Distributor. The Distributor compensates these financial intermediary firms for their efforts in selling shares of the Funds. These firms, in turn, pay commissions to their sales representatives as well as pay the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of shares of the MainStay Group of Funds. The Distributor receives sales loads and distribution plan payments. The MainStay Group of Funds anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes and receives no compensation from the MainStay Group of Funds under the Distribution Agreements. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

A Fund’s Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect for one-year periods only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The Distribution Agreements are terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to MainStay Funds and/or MainStay Funds Trust. The Distribution Agreements will terminate in the event of their respective assignment.

Distribution Plans

With respect to each of the Funds (except the MainStay Money Market Fund) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Investor Class, Class T, Class B, Class C, Class R2, and Class R3 shares of certain Funds (the "Class A Plans," the "Investor Class Plans," the "Class T Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and the "Class R3 Plans," or collectively, the "12b-1 Plans"). Only certain Funds currently offer Class A, Investor Class, Class B, Class C, Class R2, and Class R3 shares.

Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years. With regard to Class B shares that are converted to Class A or Investor Class shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Trustees or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

A 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the MainStay Group of Funds for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

Pursuant to FINRA Rule 2341, the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's 12b-1 Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

For the fiscal year ended October 31, 2017, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/17
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Income Builder Fund	$1,451,636	$368,106	$413,699	$2,593,690	$7,803	$640
MainStay Large Cap Growth Fund	2,151,350	403,958	338,849	2,531,191	821,445	400,032
MainStay MacKay Common Stock Fund	110,222	57,744	67,384	160,569	0	184
MainStay MacKay Convertible Fund	1,063,904	201,069	210,993	818,828	0	0
MainStay MacKay Emerging Markets Debt Fund	257,119	62,789	67,013	308,728	0	0
MainStay MacKay Government Fund	199,503	89,940	56,441	126,771	0	0
MainStay MacKay High Yield Corporate Bond Fund	9,039,556	687,314	1,218,513	6,992,177	25,896	1,298
MainStay MacKay International Equity Fund	105,206	78,210	63,717	72,109	2,886	6,400
MainStay MacKay Tax Free Bond Fund	3,358,023	355,626	92,938	1,256,318	0	0
MainStay MacKay Unconstrained Bond Fund	832,149	75,728	167,782	1,914,272	1,730	396
MainStay MAP Equity Fund	788,632	355,626	388,302	868,741	7,527	4,604
MainStay Money Market Fund	0	0	0	0	0	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	629,306	204,259	269,816	1,016,066	44,363	24,852
MainStay Candriam Emerging Markets Equity Fund[1]	N/A	N/A	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	662,307	182,184	314,551	752,083	0	294
MainStay Epoch Capital Growth Fund[2]	125	97	0	284	0	0
MainStay Epoch Global Choice Fund	11,172	1,836	0	14,580	0	0
MainStay Epoch Global Equity Yield Fund	2,074,163	27,982	0	2,022,955	860	872
MainStay Epoch International Choice Fund	83,332	19,359	0	113,272	66,070	40,470
MainStay Epoch U.S. All Cap Fund	65,164	32,271	39,976	40,712	0	0
MainStay Epoch U.S. Equity Yield Fund	510,842	203,568	131,142	332,369	11,998	12,359
MainStay Epoch U.S. Small Cap Fund	327,688	210,389	173,737	191,789	309	670
MainStay Floating Rate Fund	912,224	72,868	76,872	1,638,124	0	206
MainStay Growth Allocation Fund	386,640	325,794	456,419	277,444	0	254
MainStay Indexed Bond Fund	65,903	12,074	0	0	0	0
MainStay MacKay California Tax Free Opportunities Fund	264,187	913	0	131,204	0	0
MainStay MacKay Emerging Markets Equity Fund	12,235	2,483	0	13,500	0	0
MainStay MacKay Growth Fund	718,245	499,660	315,689	46,367	111	0
MainStay MacKay High Yield Municipal Bond Fund	2,074,337	11,158	0	3,876,825	0	0
MainStay MacKay International Opportunities OOOpportunities Fund	158,649,	11,146	0	359,748	0	0
MainStay MacKay New York Tax Free Opportunities Fund	311,067	875	0	210,747	0	0
MainStay MacKay S&P 500 Index Fund	1,236,434	136,965	0	0	0	0
MainStay MacKay Short Duration High Yield Fund	558,718	16,696	0	540,401	288	160
MainStay MacKay Total Return Bond Fund	380,217	21,654	55,964	228,663	304	398
MainStay MacKay U.S. Equity Opportunities Fund	317,731	13,839	0	958,489	0	0
MainStay Moderate Allocation Fund	953,442	424,314	700,711	703,750	0	720
MainStay Moderate Growth Allocation Fund	850,901	572,168	795,785	539,176	0	594
MainStay Retirement 2010 Fund	15,857	3,643	0	0	6,437	246
MainStay Retirement 2020 Fund	49,499	20,348	0	0	6,982	376
MainStay Retirement 2030 Fund	57,739	39,073	0	0	13,038	1,828
MainStay Retirement 2040 Fund	36,923	39,657	0	0	15,222	518
MainStay Retirement 2050 Fund	13,102	25,865	0	0	11,646	1,072
MainStay Retirement 2060 Fund[3]	143	441	0	0	1,439	356

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

For the fiscal year ended October 31, 2016, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/16
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Income Builder Fund	$1,398,774	$387,179	$416,823	$2,357,212	$766	$119
MainStay Large Cap Growth Fund	2,555,498	435,122	410,445	3,542,923	1,316,064	490,240
MainStay MacKay Common Stock Fund	120,769	55,398	65,812	210,989	0	92
MainStay MacKay Convertible Fund	938,343	199,245	233,505	828,194	0	0
MainStay MacKay Emerging Markets Debt Fund	255,403	65,278	75,236	359,899	0	0
MainStay MacKay Government Fund	227,591	103,797	78,069	203,354	0	0
MainStay MacKay High Yield Corporate Bond Fund	8,285,033	696,637	1,302,104	6,404,633	23,429	258
MainStay MacKay International Equity Fund	111,958	82,635	78,051	84,727	3,024	5,432
MainStay MacKay Tax Free Bond Fund	2,462,797	42,142	90,560	1,158,034	0	0
MainStay MacKay Unconstrained Bond Fund	1,159,772	78,496	182,685	2,548,686	265	96
MainStay MAP Equity Fund	750,614	356,337	460,307	1,052,323	14,746	4,630
MainStay Money Market Fund	0	0	0	0	0	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	585,735	201,961	287,229	1,042,185	109,721	17,052
MainStay Conservative Allocation Fund	626,046	178,465	342,355	771,217	0	146
MainStay Epoch Capital Growth Fund[1]	22	22	0	87	0	0
MainStay Epoch Global Choice Fund	12,804	1,781	0	15,926	0	0
MainStay Epoch Global Equity Yield Fund	2,192,232	28,850	0	2,381,608	427	109
MainStay Epoch International Choice Fund	108,567	20,555	0	134,908	97,047	48,316
MainStay Epoch U.S. All Cap Fund	55,096	30,127	41,296	40,531	0	0
MainStay Epoch U.S. Equity Yield Fund	42,012	5,587	0	50,393	0	0
MainStay Epoch U.S. Small Cap Fund	290,263	201,312	192,902	194,637	226	150
MainStay Floating Rate Fund	776,091	72,134	80,479	1,640,483	0	88
MainStay Growth Allocation Fund	319,000	296,994	478,029	248,678	0	91
MainStay Indexed Bond Fund	93,857	12,538	0	0	0	0
MainStay MacKay California Tax Free Opportunities Fund	242,331	648	0	86,910	0	0
MainStay MacKay Emerging Markets Equity Fund	5,803	1,302	0	6,828	0	0
MainStay MacKay Growth Fund	673,890	518,798	369,169	51,082	98	0
MainStay MacKay High Yield Municipal Bond Fund	1,922,041	9,244	0	3,615,439	0	0
MainStay MacKay International Opportunities Fund	275,729	12,763	0	396,456	0	0
MainStay MacKay New York Tax Free Opportunities Fund	217,586	654	0	159,926	0	0
MainStay MacKay S&P 500 Index Fund	1,403,242	105,525	0	0	0	0
MainStay MacKay Short Duration High Yield Fund	333,733	12,880	0	444,164	101	90
MainStay MacKay Total Return Bond Fund	987,815	21,591	72,574	270,204	2,158	134
MainStay MacKay U.S. Equity Opportunities Fund	436,420	11,219	0	803,073	0	0
MainStay Moderate Allocation Fund	866,301	401,996	742,149	697,365	0	186
MainStay Moderate Growth Allocation Fund	732,659	525,252	839,435	517,083	0	120
MainStay Retirement 2010 Fund	17,430	3,595	0	0	6,197	94
MainStay Retirement 2020 Fund	44,128	19,407	0	0	6,758	380
MainStay Retirement 2030 Fund	42,804	32,064	0	0	11,537	1,800
MainStay Retirement 2040 Fund	23,321	30,970	0	0	12,855	96
MainStay Retirement 2050 Fund	8,455	18,902	0	0	10,042	622
MainStay Retirement 2060 Fund[2]	46	82	0	0	46	132

1 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

2 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

For the fiscal year ended October 31, 2015, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/15
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Income Builder Fund	$1,421,764	$406,153	$479,531	$2,039,192	$127	$0
MainStay Large Cap Growth Fund	3,126,094	478,668	504,544	4,041,692	2,171,060	695,192
MainStay MacKay Common Stock Fund	114,741	55,604	73,052	253,181	0	0
MainStay MacKay Convertible Fund	995,226	211,468	286,928	933,784	0	0
MainStay MacKay Emerging Markets Debt Fund	274,337	62,489	95,263	440,987	0	0
MainStay MacKay Government Fund	233,602	109,531	94,042	122,628	0	0
MainStay MacKay High Yield Corporate Bond Fund	8,730,546	717,270	1,558,595	7,303,219	25,110	0
MainStay MacKay International Equity Fund	113,220	86,488	101,378	84,977	7,752	6,013
MainStay MacKay Tax Free Bond Fund	1,516,672	43,214	73,938	856,884	0	0
MainStay MacKay Unconstrained Bond Fund	1,655,233	80,682	215,134	3,447,018	594	0
MainStay MAP Equity Fund	902,772	382,238	634,444	1,376,092	34,078	6,548
MainStay Money Market Fund	0	0	0	0	0	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	623,134	202,197	338,612	1,048,193	123,362	12,471
MainStay Conservative Allocation Fund	632,682	170,896	386,412	770,045	0	0
MainStay Epoch Global Choice Fund	13,501	1,657	0	15,131	0	0
MainStay Epoch Global Equity Yield Fund	2,623,675	27,184	0	2,682,009	251	0
MainStay Epoch International Choice Fund	194,204	22,800	0	167,557	122,121	55,086
MainStay Epoch U.S. All Cap Fund	57,609	31,350	50,532	49,545	0	0
MainStay Epoch U.S. Equity Yield Fund	30,233	4,340	0	39,834	0	0
MainStay Epoch U.S. Small Cap Fund	325,656	218,281	242,871	217,391	170	0
MainStay Floating Rate Fund	922,614	74,103	101,511	1,871,200	0	0
MainStay Growth Allocation Fund	334,329	291,072	574,323	246,877	0	0
MainStay Indexed Bond Fund	102,161	12,010	0	0	0	0
MainStay MacKay California Tax Free Opportunities Fund	63,766	356	0	31,565	0	0
MainStay MacKay Emerging Markets Equity Fund[1]	5,500	962	0	5,205	0	0
MainStay MacKay Growth Fund	754,657	583,437	477,034	50,881	83	0
MainStay MacKay High Yield Municipal Bond Fund	1,316,526	6,887	0	2,795,313	0	0
MainStay MacKay International Opportunities Fund	133,659	4,478	0	197,533	0	0
MainStay MacKay New York Tax Free Opportunities Fund	93,588	414	0	50,653	0	0
MainStay MacKay S&P 500 Index Fund	1,432,211	89,517	0	0	0	0
MainStay MacKay Short Duration High Yield Fund	178,777	8,902	0	382,188	124	0
MainStay MacKay Total Return Bond Fund	1,277,521	19,823	67,025	262,215	1,634	0
MainStay MacKay U.S. Equity Opportunities Fund	145,588	5,236	0	271,076	0	0
MainStay Moderate Allocation Fund	885,661	384,224	852,749	707,993	0	0
MainStay Moderate Growth Allocation Fund	748,031	505,358	1,007,483	517,996	0	0
MainStay Retirement 2010 Fund	17,688	3,463	0	0	6,486	54
MainStay Retirement 2020 Fund	40,351	18,244	0	0	10,311	260
MainStay Retirement 2030 Fund	36,744	26,467	0	0	16,486	1,510
MainStay Retirement 2040 Fund	22,575	25,024	0	0	17,202	62
MainStay Retirement 2050 Fund	8,862	14,162	0	0	13,489	534

For the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class A shares of the Funds:

	YEAR ENDED 10/31/17				YEAR ENDED 10/31/16			YEAR ENDED 10/31/15
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR		CDSC RECEIVED BY DISTRIBUTOR	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
MAINSTAY FUNDS
MainStay Income Builder Fund	$1,195,285		$167,839	$7,203	$1,234,995	$168,036	$5,425	$2,185,059]	$299,374	$1,473
MainStay Large Cap Growth Fund	514,221		68,485	16,310	519,355	72,138	7,004	849,579	116,960	3,787
MainStay MacKay Common Stock Fund	66,938		9,655	858	48,160	7,171	308	84,182	13,031	2,327
MainStay MacKay Convertible Fund	826,347		115,447	10,593	386,839	53,154	2,286	577,092	83,300	2,150
MainStay MacKay Emerging Markets Debt Fund	122,721		18,262	1,185	164,856	25,580	3,779	150,044	21,940	15
MainStay MacKay Government Fund	45,230		5,785	11,573	94,243	14,422	160	51,354	7,527	550
MainStay MacKay High Yield Corporate Bond Fund	6,477,635		940,966	44,797	5,256,726	746,772	26,189	4,420,656	629,691	21,387
MainStay MacKay International Equity Fund	42,326		6,150	1,395	20,496	2,748	132	25,190	3,675	1,208
MainStay MacKay Tax Free Bond Fund	377,310		47,981	252,416	771,207]	98,436	206,101	535,427	74,384	6,698
MainStay MacKay Unconstrained Bond Fund	338,631		48,903	7,500	278,743	40,862	8,321	1,006,509	138,489	22,102
MainStay MAP Equity Fund	179,659		24,832	2,756	148,524	20,564	1,843	244,900	35,131	550
MainStay Money Market Fund	964		14	31,667	6,716	845	66,599	1,342	105	32,788
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	422,814		59,641	4,086	331,137	47,939	420	599,292	87,016	1,970
MainStay Candriam Emerging Markets Equity Fund[1]	N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	574,189		83,474	5,308	678,480	98,447	63	850,233	121,484	49,646
MainStay Epoch Capital Growth Fund[2]	0		0	0	0	0	0	0	0	0
MainStay Epoch Global Choice Fund	8,261		1,281	0	3,224	488	0	5,653	710	385
MainStay Epoch Global Equity Yield Fund	253,838		33,668	2,164	345,143	47,175	3,568	484,207	65,353	18,880
MainStay Epoch International Choice Fund	30,203		4,478	1,731	9,717	1,101	473	25,730	3,441	500
MainStay Epoch U.S. All Cap Fund	75,106		10,923	356	65,222	8,770	527	85,968	12,292	0
MainStay Epoch U.S. Equity Yield Fund	151,192		21,320	2,621	153,618	20,346	0	45,322	6,731	6
MainStay Epoch U.S. Small Cap Fund	140,471		19,918	3,233	93,085	13,455	983	153,607	17,274	423
MainStay Floating Rate Fund	529,918		60,039	30,215	360,928	44,658	14,640	353,354	42,322	37,156
MainStay Growth Allocation Fund	329,841		44,745	4,350	315,030	42,610	4,859	419,180	59,345	728
MainStay Indexed Bond Fund	19,050		1,851	291	50,150	5,514	162	30,124	3,575	189
MainStay MacKay California Tax Free Opportunities Fund	79,249		7,728	51,478	96,825	14,760	0	54,837	7,799	9,883
MainStay MacKay Emerging Markets Equity Fund	22,788		3,249	2,724	7,056	851	82	29,347]	4,241	6
MainStay MacKay Growth Fund	70,356		9,564	4,234	80,566	10,643	602	112,642	15,454	768
MainStay MacKay High Yield Municipal Bond Fund	1,024,983		128,591	154,622	1,528,561	189,761	88,774	1,038,468	135,698	66,357
MainStay MacKay International Opportunities Fund	166,144		23,595	362	159,906	21,556	987	435,735	58,685	2,413
MainStay MacKay New York Tax Free Opportunities Fund	148,996		19,720	6,081	225,456	28,244	12,585	95,813	12,193	5,000
MainStay MacKay S&P 500 Index Fund	611,407		64,507	3,341	417,026	42,825	287	338,985	42,339	942
MainStay MacKay Short Duration High Yield Fund	238,947		26,531	14,262	213,364	26,134	15,211	101,655	12,628	29,512
MainStay MacKay Total Return Bond Fund	132,790		19,124	2,883	118,129	18,343	548	155,825	22,584	1,646
MainStay MacKay U.S. Equity Opportunities Fund	468,259		61,958	5,176	662,785	89,326	13,583	449,678	66,683	0
MainStay Moderate Allocation Fund	763,791	,	107,314	5,914	799,991	109,870	6,976	1,246,551	174,840	140
MainStay Moderate Growth Allocation Fund	787,572		107,252	3,188	730,798	100,018	410	1,041,805	143,340	1,164
MainStay Retirement 2010 Fund	12,044		1,823	0	2,622	380	0	11,998	1,544	0
MainStay Retirement 2020 Fund	45,373		6,470	0	25,214	3,379	0	60,608	10,031	0
MainStay Retirement 2030 Fund	72,741		10,261	79	52,497	7,595	0	65,721	9,152	0
MainStay Retirement 2040 Fund	70,825		9,423	73	37,769	4,924	92	51,929	6,678	2
MainStay Retirement 2050 Fund	31,953		3,997	3	12,055	1,685	0	8,079	1,112	0
MainStay Retirement 2060 Fund	14		2	0	0	0	0	0	0	0

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

3 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

For the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Investor Class shares of the Funds:

YEAR ENDED 10/31/17				YEAR ENDED 10/31/16			YEAR ENDED 10/31/15
INVESTOR CLASS SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
MAINSTAY FUNDS
MainStay Income Builder Fund	$332,189	$44,359	$0	$232,084	$31,063	$8	$253,244	$22,559	$12
MainStay Large Cap Growth Fund	355,613	47,848	187	296,479	39,739	207	275,906	20,577	168
MainStay MacKay Common Stock Fund	90,959	12,047	0	61,479	8,381	0	79,536	6,907	0
MainStay MacKay Convertible Fund	231,744	31,106	110	133,012	17,408	3	157,667	12,932	113
MainStay MacKay Emerging Markets Debt Fund	50,341	6,423	5	51,239	6,547	14	62,796	4,655	44
MainStay MacKay Government Fund	37,375	4,155	1	47,054	6,313	0	36,948	2,976	0
MainStay MacKay High Yield Corporate Bond Fund	1,031,419	125,572	382	745,142	88,234	49	719,406	54,832	206
MainStay MacKay International Equity Fund	72,600	9,884	19	54,340	7,317	4	60,833	4,781	71
MainStay MacKay Tax Free Bond Fund	59,217	6,946	0	89,611	10,775	0	44,891	3,945	35
MainStay MacKay Unconstrained Bond Fund	90,924	11,136	0	104,491	12,925	3	175,438	15,142	0
MainStay MAP Equity Fund	274,631	37,220	3	227,496	30,728	84	297,278	24,832	63
MainStay Money Market Fund	0	0	278	0	0	605	0	0	2,854
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	307,988	41,257	3	229,293	30,860	35	242,873	20,859	96
MainStay Candriam Emerging Markets Equity Fund[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	599,370	80,800	0	530,553	71,258	74	573,111	46,094	111
MainStay Epoch Capital Growth Fund[2]	452	62	0	0	0	0	0	0	0
MainStay Epoch Global Choice Fund	6,886	901	0	4,913	644	0	6,337	512	0
MainStay Epoch Global Equity Yield Fund	41,150	5,373	219	40,364	4,855	0	50,402	4,346	0
MainStay Epoch International Choice Fund	21,500	2,854	0	6,945	897	0	9,048	512	0
MainStay Epoch U.S. All Cap Fund	62,163	8,312	3	36,957	4,732	0]	45,095	3,604	0
MainStay Epoch U.S. Equity Yield Fund	126,321	16,868	0	33,523	4,379	100	19,425	1,837	0
MainStay Epoch U.S. Small Cap Fund	202,373	27,879	8	126,125	16,970	72	153,617	12,952	0
MainStay Floating Rate Fund	115,057	11,285	132	67,677	6,651	182	74,587	4,035	39
MainStay Growth Allocation Fund	1,149,174	154,407	23	1,031,226	138,426	66	1,008,271	79,384	41
MainStay Indexed Bond Fund	12,355	1,070	0	16,287	1,524	0	10,208	631	0
MainStay MacKay California Tax Free Opportunities Fund	3,448	401	0	8,533	1,036	0	3,637	365	0
MainStay MacKay Emerging Markets Equity Fund	18,309	2,450	0	5,039	681	0	9,009	651	0
MainStay MacKay Growth Fund	164,847	22,821	8	133,182	18,087	53	162,089	13,589	213
MainStay MacKay High Yield Municipal Bond Fund	54,614	6,281	554	56,292	5,659	144	37,348	2,263	10
MainStay MacKay International Opportunities Fund	32,448	4,319	0	37,895	5,086]	2	37,834	3,336	26
MainStay MacKay New York Tax Free Opportunities Fund	8,375	969	0	8,041	942	0	1,427	37	0
MainStay MacKay S&P 500 Index Fund	420,491	36,256	0	244,775	21,224	37	201,150	10,384	0
MainStay MacKay Short Duration High Yield Fund	43,986	4,304	0	35,285	3,585	0	39,570	2,213	0
MainStay MacKay Total Return Bond Fund	43,411	5,218	0	52,280	6,401	0	56,397	4,080	0
MainStay MacKay U.S. Equity Opportunities Fund	49,379	6,634	0	60,219	7,847	0	45,637	2,875	0
MainStay Moderate Allocation Fund	1,436,709	193,179	16	1,282,261	173,359	178	1,298,008	104,553	0
MainStay Moderate Growth Allocation Fund	1,978,070	265,600	4	1,813,820	242,139	0	1,838,967	147,365	0
MainStay Retirement 2010 Fund	14,882	1,968	0	17,630	2,366	0	16,711	1,330	0
MainStay Retirement 2020 Fund	101,544	13,642	0	91,410	12,346	0	87,687	6,994	0
MainStay Retirement 2030 Fund	237,887	31,849	0	229,579	30,875	1	199,517	16,341	0
MainStay Retirement 2040 Fund	284,806	38,277	0	248,635	33,292	0	196,597	15,346	0
MainStay Retirement 2050 Fund	216,086	29,114	0	176,086	23,850	0	135,639	9,910	0
MainStay Retirement 2060 Fund[3]	8,966	1,253	0	2,725	376	0	0	0	0

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

3 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

For the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class B shares of the Funds:

CLASS B SHARES	YEAR ENDED 10/31/17	YEAR ENDED 10/31/16	YEAR ENDED 10/31/15
MAINSTAY FUNDS
MainStay Income Builder Fund	$62,433	$55,157	$61,341
MainStay Large Cap Growth Fund	62,152	80,774	65,197
MainStay MacKay Common Stock Fund	26,114	28,076	21,138
MainStay MacKay Convertible Fund	25,272	22,065	35,693
MainStay MacKay Emerging Markets Debt Fund	7,814	22,722	17,774
MainStay MacKay Government Fund	14,005	30,061	21,396
MainStay MacKay High Yield Corporate Bond Fund	152,120	172,544	234,471
MainStay MacKay International Equity Fund	14,813	13,952	11,832
MainStay MacKay Tax Free Bond Fund	30,638	45,120	17,840
MainStay MacKay Unconstrained Bond Fund	35,655	30,715	48,124
MainStay MAP Equity Fund	52,624	51,306	50,670
MainStay Money Market Fund[1]	55,475	61,255	78,696
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	40,284	48,510	32,109
MainStay Conservative Allocation Fund	56,341	81,565	63,061
MainStay Epoch U.S. All Cap Fund	6,203	10,297	3,640
MainStay Epoch U.S. Small Cap Fund	38,559	39,393	27,443
MainStay Epoch U.S. Equity Yield Fund	9,571	0	0
MainStay Floating Rate Fund	10,259	50,691	12,732
MainStay Growth Allocation Fund	73,670	87,974	84,933
MainStay MacKay Growth Fund	49,650	54,378	66,296
MainStay MacKay High Yield Municipal Bond Fund	0	0	0
MainStay MacKay Total Return Bond Fund	11,384	3,450	23,144
MainStay Moderate Allocation Fund	112,966	132,158	124,004
MainStay Moderate Growth Allocation Fund	134,047	159,858	159,497

1 The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

For the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class C shares of the Funds:

CLASS C SHARES	YEAR ENDED 10/31/17	YEAR ENDED 10/31/16	YEAR ENDED 10/31/15
MAINSTAY FUNDS
MainStay Income Builder Fund	$37,746	55,730	51,515
MainStay Large Cap Growth Fund	11,281	31,503	22,611
MainStay MacKay Common Stock Fund	967	$3,632	$2,645
MainStay MacKay Convertible Fund	8,180	4,672	17,291
MainStay MacKay Emerging Markets Debt Fund	2,589	6,921	8,058
MainStay MacKay Government Fund	2,858	2,881	2,553
MainStay MacKay High Yield Corporate Bond Fund	66,902	48,958	70,548
MainStay MacKay International Equity Fund	623	873	1,708
MainStay MacKay Tax Free Bond Fund	58,782	27,613	24,675
MainStay MacKay Unconstrained Bond Fund	10,981	29,673	128,084
MainStay MAP Equity Fund	2,991	2,345	5,744
MainStay Money Market Fund[1]	23,394	28,196	40,938
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	11,754	14,034	14,547
MainStay Conservative Allocation Fund	11,435	20,197	16,274
MainStay Epoch Capital Growth Fund[2]	0	0	NA
MainStay Epoch Global Choice Fund	5	118	747
MainStay Epoch Global Equity Yield Fund	20,926	23,712	31,889
MainStay Epoch International Choice Fund	1,086	2,797	735
MainStay Epoch U.S. All Cap Fund	235	546	1,809
MainStay Epoch U.S. Equity Yield Fund	2,767	811]	560
MainStay Epoch U.S. Small Cap Fund	493	1,436	1,111

CLASS C SHARES	YEAR ENDED 10/31/17	YEAR ENDED 10/31/16	YEAR ENDED 10/31/15
MainStay Floating Rate Fund	24,449	16,647	19,655
MainStay Growth Allocation Fund	5,432	3,728	6,603
MainStay MacKay California Tax Free Opportunities Fund	12,493	7,697	382
MainStay MacKay Emerging Markets Equity Fund	292	670	285
MainStay MacKay Growth Fund	667	746	156
MainStay MacKay High Yield Municipal Bond Fund	73,342	46,537	53,533
MainStay MacKay International Opportunities Fund	5,521	17,598	6,990
MainStay MacKay New York Tax Free Opportunities Fund	11,770	7,089	1,006
MainStay MacKay Short Duration High Yield Fund	29,096	24,682	27,134
MainStay MacKay Total Return Bond Fund	2,560	5,995	3,750
MainStay MacKay U.S. Equity Opportunities Fund	20,762	24,368	6,409
MainStay Moderate Allocation Fund	13,267	11,740	14,623
MainStay Moderate Growth Allocation Fund	9,227	9,988	10,069

1 The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

For the fiscal year ended October 31, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$2,388	$1,723	$290,674	$887,698	$1,941,025	$163,740	$3,287,248
MainStay Large Cap Growth Fund	2,455	1,650	304,028	376,203	3,106,644	599,813	4,390,794
MainStay MacKay Common Stock Fund	56	101	10,508	72,912	152,962	7,806	244,345
MainStay MacKay Convertible Fund	3,547	2,315	405,325	539,356	1,566,552	248,087	2,765,183
MainStay MacKay Emerging Markets Debt Fund	369	352	49,063	120,977	321,597	30,409	522,768
MainStay MacKay Government Fund	39	70	9,151	169,132	111,841	11,261	301,494
MainStay MacKay High Yield Corporate Bond Fund	21,829	17,217	2,656,163	7,571,004	9,475,762	1,809,033	21,551,010
MainStay MacKay International Equity Fund	67	75	10,191	63,453	124,477	15,569	213,832
MainStay MacKay Tax Free Bond Fund	35,350	18,582	3,741,803	705,358	5,357,899	1,573,451	11,432,444
MainStay MacKay Unconstrained Bond Fund	1,331	1,007	164,519	301,629	1,075,249	179,396	1,723,133
MainStay MAP Equity Fund	151	228	33,875	410,017	843,695	59,079	1,347,044
MainStay Money Market Fund	949	3,306	222,616	1,900	322	77,004	306,097
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	409	585	67,673	462,887	759,160	57,052	1,347,766
MainStay Candriam Emerging Markets Equity Fund[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	252	630	57,123	782,047	461,293	48,416	1,349,760
MainStay Epoch Capital Growth Fund	0	1	52	328	0	4,664	5,044
MainStay Epoch Global Choice Fund	8	11	1,282	4,962	22,770	8,122	37,155
MainStay Epoch Global Equity Yield Fund	8,305	4,301	896,062	67,169	2,745,003	367,912	4,088,753
MainStay Epoch International Choice Fund	67	57	9,165	19,740	132,816	20,903	182,748
MainStay Epoch U.S. All Cap Fund	69	102	10,940	48,647	92,212	5,478	157,448
MainStay Epoch U.S. Equity Yield Fund	654	542	84,209	509,368	821,197	80,153	1,496,122
MainStay Epoch U.S. Small Cap Fund	206	264	32,953	187,958	396,907	13,411	631,699
MainStay Floating Rate Fund	3,506	3,290	440,293	557,070	1,456,957	197,448	2,658,563
MainStay Growth Allocation Fund	148	339	32,201	448,802	273,650	31,606	786,746
MainStay Indexed Bond Fund	84	73	10,972	38,585	92,800	5,667	148,181
MainStay MacKay California Tax Free Opportunities Fund	1,875	1,139	206,079	45,323	619,739	70,383	944,537
MainStay MacKay Emerging Markets Equity Fund	197	136	22,123	5,703	31,626	8,804	68,590
MainStay MacKay Growth Fund	56	100	19,629	525,054	371,275	44,471	960,586
MainStay MacKay High Yield Municipal Bond Fund	11,905	7,325	1,318,609	479,946	4,523,578	490,221	6,831,584
MainStay MacKay International Opportunities Fund	607	365	67,729	22,725	323,696	45,765	460,887

MainStay MacKay S&P 500 Index Fund	1,694	1,659	227,629	667,848	1,744,370	136,824	2,780,023
MainStay MacKay Short Duration High Yield Fund	9,144	5,168	978,376	209,043	861,238	314,938	2,377,908
MainStay MacKay Total Return Bond Fund	1,727	1,012	190,466	95,062	523,328	90,652	902,247
MainStay MacKay U.S. Equity Opportunities Fund	1,132	732	128,704	46,990	744,611	76,777	998,946
MainStay MacKay New York Tax Free Opportunities Fund	2,271	1,283	245,552	36,998	851,556	80,087	1,217,746
MainStay Moderate Allocation Fund	391	807	80,445	1,192,959	461,685	59,264	1,795,552
MainStay Moderate Growth Allocation Fund	305	734	68,454	1,098,457	501,256	53,437	1,722,644
MainStay Retirement 2010 Fund	89	56	9,915	10,349	29,102	3,024	52,535
MainStay Retirement 2020 Fund	225	154	25,596	52,297	70,485	9,238	157,995
MainStay Retirement 2030 Fund	302	197	34,011	76,471	73,298	11,619	195,899
MainStay Retirement 2040 Fund	460	274	49,932	63,746	48,111	13,692	176,216
MainStay Retirement 2050 Fund	316	175	33,571	29,660	18,062	8,712	90,496
MainStay Retirement 2060 Fund	1	1	87	75	16	27	207

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

2 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

For the fiscal year ended October 31, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

INVESTOR CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$152	$226	$27,521	$600,451	$55,460	$20,827	$704,636
MainStay Large Cap Growth Fund	413	359	55,145	535,735	251,962	28,944	872,557
MainStay MacKay Common Stock Fund	33	55	5,894	127,326	8,410	3,657	145,376
MainStay MacKay Convertible Fund	111	172	19,413	369,834	29,199	12,470	431,199
MainStay MacKay Emerging Markets Debt Fund	25	39	4,644	96,310	6,725	3,541	111,284
MainStay MacKay Government Fund	22	23	4,119	115,333	12,079	4,444	136,021
MainStay MacKay High Yield Corporate Bond Fund	425	795	78,655	1,445,672	127,304	45,714	1,698,564
MainStay MacKay International Equity Fund	18	28	3,870	130,182	14,351	3,963	152,412
MainStay MacKay Tax Free Bond Fund	15	54	4,089	87,366	4,880	2,485	98,890
MainStay MacKay Unconstrained Bond Fund	36	75	7,253	142,611	10,081	4,681	164,737
MainStay MAP Equity Fund	152	176	25,285	542,207	51,967	19,810	639,597
MainStay Money Market Fund	236	579	45,614	0	7	16,462	62,899
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	113	194	20,524	433,977	30,292	12,859	497,959
MainStay Candriam Emerging Markets Equity Fund[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	329	315	43,112	654,387	20,060	17,517	735,721
MainStay Epoch Capital Growth Fund	0	0	20	291	0	9	321
MainStay Epoch Global Choice Fund	1	5	373	7,764	99	163	8,405
MainStay Epoch Global Equity Yield Fund	32	50	4,914	50,665	19,931	2,274	77,866
MainStay Epoch International Choice Fund	7	14	1,464	34,832	2,669	1,101	40,087
MainStay Epoch U.S. All Cap Fund	27	40	4,398	79,017	4,905	2,315	90,701
MainStay Epoch U.S. Equity Yield Fund	119	150	19,176	548,321	57,597	12,484	637,846
MainStay Epoch U.S. Small Cap Fund	108	129	17,447	358,662	33,878	12,344	422,567
MainStay Floating Rate Fund	69	160	13,496	173,389	5,598	6,123	198,835
MainStay Growth Allocation Fund	665	576	83,861	1,223,998	39,161	32,973	1,381,235
MainStay Indexed Bond Fund	10	13	1,574	20,953	1,438	847	24,836
MainStay MacKay California Tax Free Opportunities Fund	1	4	278	3,821	0	104	4,208
MainStay MacKay Emerging Markets Equity Fund	3	12	820	17,255	313	299	18,702
MainStay MacKay Growth Fund	95	109	19,987	559,966	72,515	23,982	676,653
MainStay MacKay High Yield Municipal Bond Fund	14	55	3,633	60,599	695	1,331	66,328

INVESTOR CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay MacKay International Opportunities Fund	41	45	5,391	32,652	7,840	1,748	47,716
MainStay MacKay New York Tax Free Opportunities Fund	2	6	402	7,968	1,500	134	10,011
MainStay MacKay S&P 500 Index Fund	238	449	40,456	466,159	24,714	15,244	547,260
MainStay MacKay Short Duration High Yield Fund	16	59	4,008	54,868	816	1,636	61,402
MainStay MacKay Total Return Bond Fund	14	31	2,790	54,952	2,337	1,517	61,640
MainStay MacKay U.S. Equity Opportunities Fund	17	36	3,089	49,721	5,009	1,292	59,164
MainStay Moderate Allocation Fund	1,102	997	138,950	1,562,658	33,603	50,218	1,787,528
MainStay Moderate Growth Allocation Fund	806	741	106,168	2,132,714	56,128	47,856	2,344,414
MainStay Retirement 2010 Fund	11	6	1,214	14,995	898	435	17,558
MainStay Retirement 2020 Fund	72	46	8,146	101,115	2,198	2,764	114,341
MainStay Retirement 2030 Fund	166	107	18,783	227,440	5,375	6,074	257,944
MainStay Retirement 2040 Fund	188	126	21,377	264,744	7,042	6,731	300,207
MainStay Retirement 2050 Fund	151	99	16,950	192,505	11,723	5,123	226,550
MainStay Retirement 2060 Fund	2	5	404	7,600	126	117	8,254

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

2 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

For the fiscal year ended October 31, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

CLASS B EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$49	$42	$7,365	$85,715	$93,508	$6,578	$193,256
MainStay Large Cap Growth Fund	44	34	6,358	67,813	76,917	5,502	156,669
MainStay MacKay Common Stock Fund	15	12	2,005	19,801	18,427	1,203	41,463
MainStay MacKay Convertible Fund	44	30	5,731	42,255	73,119	3,906	125,085
MainStay MacKay Emerging Markets Debt Fund	3	4	669	13,223	11,979	1,061	26,939
MainStay MacKay Government Fund	9	7	1,241	15,134	11,804	1,068	29,263
MainStay MacKay High Yield Corporate Bond Fund	76	73	13,928	171,857	311,586	17,298	514,818
MainStay MacKay International Equity Fund	4	4	766	16,422	8,115	997	26,308
MainStay MacKay Tax Free Bond Fund	21	13	3,005	8,870	82,220	2,605	96,733
MainStay MacKay Unconstrained Bond Fund	28	17	3,718	17,371	69,587	2,754	93,475
MainStay MAP Equity Fund	24	26	4,561	100,848	45,325	5,387	156,172
MainStay Money Market Fund	9	30	3,804	0	59	5,507	9,409
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	22	26	3,970	69,088	43,985	3,976	121,068
MainStay Conservative Allocation Fund	34	28	5,169	102,526	24,289	4,502	136,548
MainStay Epoch U.S. All Cap Fund	5	4	723	9,922	7,710	611	18,975
MainStay Epoch U.S. Small Cap Fund	23	18	3,306	46,221	33,121	2,620	85,309
MainStay Floating Rate Fund	23	15	2,808	10,195	30,697	1,554	45,292
MainStay Growth Allocation Fund	54	48	8,184	157,469	29,776	6,553	202,084
MainStay MacKay Growth Fund	22	27	4,127	92,314	23,449	4,142	124,081
MainStay MacKay Total Return Bond Fund	5	4	843	6,559	19,788	816	28,016
MainStay Moderate Allocation Fund	74	68	11,593	240,144	34,718	9,981	296,578
MainStay Moderate Growth Allocation Fund	97	87	14,683	285,922	43,003	11,445	355,237

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

For the fiscal year ended October 31, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

CLASS C EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$2,127	$1,174	$234,269	$133,146	$3,623,631	$85,452	$4,079,798
MainStay Large Cap Growth Fund	309	212	43,937	89,737	3,822,019	38,690	3,994,904
MainStay MacKay Common Stock Fund	17	30	3,313	26,480	235,837	2,540	268,218
MainStay MacKay Convertible Fund	650	383	72,740	82,959	1,219,286	26,696	1,402,714
MainStay MacKay Emerging Markets Debt Fund	53	41	7,261	43,495	433,637	5,270	489,757
MainStay MacKay Government Fund	12	20	2,302	35,566	145,460	2,089	185,450
MainStay MacKay High Yield Corporate Bond Fund	1,967	1,615	256,222	1,529,149	9,037,517	144,130	10,970,600
MainStay MacKay International Equity Fund	21	17	2,702	14,974	97,096	1,516	116,326
MainStay MacKay Tax Free Bond Fund	1,310	774	149,934	131,351	1,772,908	63,560	2,119,838
MainStay MacKay Unconstrained Bond Fund	422	276	53,591	171,618	2,966,496	33,712	3,226,115
MainStay MAP Equity Fund	40	45	8,522	89,498	1,342,897	13,886	1,454,888
MainStay Money Market Fund	154	495	34,843	0	204	12,429	48,126
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	340	264	42,929	155,129	1,418,982	21,884	1,639,528
MainStay Candriam Emerging Markets Equity Fund[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	134	227	23,335	462,131	469,293	13,055	968,175
MainStay Epoch Capital Growth Fund	0	0	1	104	0	3	108
MainStay Epoch Global Choice Fund	10	6	1,144	900	23,007	418	25,485
MainStay Epoch Global Equity Yield Fund	518	278	61,995	32,226	3,293,279	40,285	3,428,581
MainStay Epoch International Choice Fund	4	5	937	11,097	180,053	1,846	193,943
MainStay Epoch U.S. All Cap Fund	14	18	2,082	15,334	43,894	953	62,295
MainStay Epoch U.S. Equity Yield Fund	164	109	19,340	73,329	881,183	9,107	983,231
MainStay Epoch U.S. Small Cap Fund	29	37	4,656	42,348	266,989	4,069	318,127
MainStay Floating Rate Fund	888	674	107,660	284,536	2,250,103	45,334	2,689,195
MainStay Growth Allocation Fund	106	120	14,837	174,414	167,951	6,290	363,718
MainStay MacKay California Tax Free Opportunities Fund	378	208	40,832	11,118	192,963	12,450	257,948
MainStay MacKay Emerging Markets Equity Fund	7	6	899	2,832	14,584	349	18,678
MainStay MacKay Growth Fund	32	22	3,775	17,444	50,081	1,477	72,831
MainStay MacKay High Yield Municipal Bond Fund	2,916	1,565	320,551	115,239	5,833,249	119,740	6,393,260
MainStay MacKay International Opportunities Fund	396	207	42,697	5,649	557,380	13,829	620,159
MainStay MacKay New York Tax Free Opportunities Fund	496	265	53,613	2,091	325,267	17,079	398,812
MainStay MacKay Short Duration High Yield Fund	429	301	50,031	88,412	658,824	17,387	815,384
MainStay MacKay Total Return Bond Fund	52	54	7,439	46,800	301,776	4,204	360,325
MainStay MacKay U.S. Equity Opportunities Fund	815	431	88,872	13,637	1,351,269	32,395	1,487,420
MainStay Moderate Allocation Fund	145	190	22,577	435,497	424,270	12,356	895,035
MainStay Moderate Growth Allocation Fund	155	207	23,483	354,142	291,073	11,063	680,123

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

2 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

For the fiscal year ended October 31, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$180	$91	$18,788	$3	$15,153	$4,870	$39,085
MainStay Large Cap Growth Fund	2,221	1,123	242,501	693	1,985,057	148,974	2,380,568
MainStay MacKay Common Stock Fund	0	0	0	0	0	0	0
MainStay MacKay High Yield Corporate Bond Fund	94	49	10,188	575	56,599	3,553	71,057
MainStay MacKay International Equity Fund	34	17	3,528	0	5,399	976	9,954
MainStay MacKay Unconstrained Bond Fund	7	4	750	35	3,016	249	4,062
MainStay MAP Equity Fund	11	10	1,445	1,812	20,116	665	24,059
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	178	90	19,119	26,871	92,202	6,348	144,807
MainStay Epoch Global Equity Yield Fund	3	1	297	0	1,490	105	1,896
MainStay Epoch International Choice Fund	266	134	28,499	0	157,290	10,531	196,719
MainStay Epoch U.S. Equity Yield	40	20	4,488	167	104,323	2,631	111,669
MainStay Epoch U.S. Small Cap Fund	1	0	85	0	488	32	607
MainStay MacKay Growth Fund	0	0	27	0	0	11	38
MainStay MacKay Short Duration High Yield Fund	0	0	11	6	352	14	383
MainStay MacKay Total Return Bond Fund	1	0	74	3	404	30	511
MainStay Retirement 2010 Fund	6	3	734	0	23,329	425	24,496
MainStay Retirement 2020 Fund	13	7	1,494	1	23,739	630	25,885
MainStay Retirement 2030 Fund	25	13	2,789	0	43,678	1,177	47,683
MainStay Retirement 2040 Fund	26	13	2,894	0	54,336	1,286	58,554
MainStay Retirement 2050 Fund	32	16	3,532	1	44,755	1,304	49,641
MainStay Retirement 2060 Fund	7	17	977	77	4,821	290	6,189

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

For the fiscal year ended October 31, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

CLASS R3 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$1	$5	$302	$70	$692	$87	$1,157
MainStay Large Cap Growth Fund	533	273	58,391	1,064	925,775	24,396	1,010,431
MainStay MacKay Common Stock Fund	0	2	115	14	21	32	184
MainStay MacKay High Yield Corporate Bond Fund	4	15	940	412	1,193	259	2,823
MainStay MacKay International Equity Fund	20	11	2,101	133	13,672	634	16,570
MainStay MacKay Unconstrained Bond Fund	1	3	183	63	296	53	599
MainStay MAP Equity Fund	4	5	553	1,090	7,500	224	9,376
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	97	54	10,467	1,864	48,056	3,024	63,562
MainStay Conservative Allocation Fund	0	0	4	1	238	7	250
MainStay Epoch Global Equity Yield Fund	19	10	2,043	11	1,040	514	3,638
MainStay Epoch International Choice Fund	88	45	9,470	663	90,168	3,174	103,608
MainStay Epoch U.S. Equity Yield	35	20	3,880	2,387	51,916	1,662	59,899
MainStay Floating Rate Fund	0	1	67	56	18	21	163
MainStay Growth Allocation Fund	1	5	331	62	39	87	525
MainStay MacKay Short Duration High Yield Fund	0	1	52	4	20	16	93

CLASS R3 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MainStay MacKay Total Return Bond Fund	0	0	28	1	414	15	458
MainStay MacKay U.S. Small Cap Fund	1	3	193	206	471	61	934
MainStay Moderate Allocation Fund	1	5	303	187	646	89	1,231
MainStay Moderate Growth Allocation Fund	1	4	250	310	209	74	847
MainStay Retirement 2010 Fund	0	1	51	188	1	17	258
MainStay Retirement 2020 Fund	1	1	124	0	662	37	826
MainStay Retirement 2030 Fund	5	7	718	176	3,618	212	4,736
MainStay Retirement 2040 Fund	1	4	265	9	818	76	1,173
MainStay Retirement 2050 Fund	3	6	541	4	2,357	154	3,066
MainStay Retirement 2060 Fund	0	1	52	356	0	20	429

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

Shareholder Services Plans; Service Fees

The Board has adopted separate shareholder services plans with respect to the Class R1, Class R2 and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers as compensation for services rendered by New York Life Investments to shareholders of the Class R1, Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Trustees.

Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendments.

Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made. Services provided under the Services Plan include maintaining separate records for each contract owner, disbursing or crediting to shareholders all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds, preparing and transmitting to shareholders periodic statements, as required by law, supporting and responding to service inquiries from shareholders, and maintaining and preserving all records required by law to be maintained and preserved in connection with providing the services for shareholders.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Funds' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Funds' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an Affiliated Underlying Fund, the Manager may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a recommendation, the Manager then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an Unaffiliated Underlying Fund, where the Fund relies on Section 12(d)(1)(F) of the 1940 Act, the Fund will either seek instructions from its shareholders as to how to vote shares of the Unaffiliated Underlying Fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected ISS, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

The Manager has retained voting authority for the MainStay Balanced Fund (portion), MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

Guidelines Examples

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Subadvisor unless specified otherwise for a particular Subadvisor.

• Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

• Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

• Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

• Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, the Manager/Subadvisor will also support shareholder "say on pay" proposals.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay Candriam Emerging Markets Equity Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Candriam Belgium. A summary of its proxy voting policies and procedures is provided below.

To assist Candriam Belgium in researching and voting proxies, it utilizes the research and implementation services of ISS, the world’s leading provider of corporate governance solutions. ISS provides Proxy Voting recommendations based on its own proxy voting policy or on a proprietary proxy voting policy, the latter being the case for Candriam Belgium.

In the vast majority of cases, Candriam Belgium's policy is similar to or consistent with ISS' "Benchmark Voting Policy.” There are some specific proxy proposals on which Candriam Belgium deviates from ISS’ Benchmark Voting Policy for some markets e.g., the level of independence of the Board or the possibility for non-executives to receive equity grants. Candriam Belgium also recognizes that there is no one-size fits all solution and takes into consideration company explanations and market practices when casting its votes.

Candriam Belgium's proprietary proxy voting policy is defined by Candriam Belgium's Proxy Voting Committee. This Policy is designed to ensure that all proxies are voted in the best interest of its clients without regard to Candriam Belgium’s own interests or the interests of its affiliates. Candriam Belgium's proxy voting policy is based on four principles:

• One share, one vote;

• The equal treatment of shareholders;

• The accountability of the Board; and

• The transparency and integrity of financial statements.

Candriam Belgium's Proxy Voting Committee defines and adjusts the proxy voting policy and reviews the votes cast at general meetings. Once a year, Candriam Belgium heads a meeting with ISS to assess the results of the proxy voting season. During this meeting ISS also explains to Candriam Belgium any changes to their Benchmark Voting Policy. Those elements are then discussed by Candriam Belgium's Proxy Voting Committee and if needed, can lead to some changes in the proxy voting policy. The subsequent policy is communicated to ISS before the new proxy voting season starts.

ISS notifies Candriam Belgium in cases of uncertainties the vote to cast following the voting policy. Following this notification, the individuals in charge of Proxy Voting at Candriam Belgium cast votes in accordance with the policy. However, they have the possibility to diverge from the policy when it is deemed necessary. In this case, the reasoning and arguments leading to the decision is explained in writing and discussed by the Proxy Voting Committee.

Should a conflict of interest arise, Candriam Belgium could abstain from casting a vote or strictly follow ISS’s recommendation. Candriam Belgium defines a conflict of interest as a situation whereby the management company (or one of its staff) has an interest of a material, professional, commercial or financial nature that clashes with the interest of one or more clients.

The method selected by Candriam Belgium to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duties to its clients.

MainStay Epoch Capital Growth, MainStay Epoch Global Choice, MainStay Epoch Global Equity Yield, MainStay Epoch International Choice, MainStay Epoch U.S. All Cap, MainStay Epoch U.S. Equity Yield, MainStay Epoch U.S. Small Cap, as well as the equity portion of MainStay Income Builder Fund and a portion of MainStay MAP Equity Fund

The Manager has delegated proxy voting authority to the Funds' Subadvisor, Epoch. A summary of Epoch's proxy voting policies and procedures is provided below.

Epoch's proxy voting policy requires Epoch to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. Epoch's policy underscores Epoch's concern that all proxy voting decisions be made in the best interests of the Fund shareholders. Epoch's policy dictates that Epoch vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by Epoch on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.

In light of Epoch's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained ISS. ISS is a provider of risk management and corporate governance products and services to participants in the global financial markets. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted ISS's proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that Epoch's judgment differs from that of ISS, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for Epoch's files.

Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.

MainStay Balanced (equity portion), MainStay Income Builder (fixed-income portion and asset allocation), MainStay MacKay California Tax Free Opportunities, MainStay MacKay Common Stock, MainStay MacKay Convertible, MainStay MacKay Emerging Markets Debt, MainStay MacKay Emerging Markets Equity, MainStay MacKay Government, MainStay MacKay Growth, MainStay MacKay High Yield Corporate Bond, MainStay MacKay High Yield Municipal Bond, MainStay MacKay International Equity, MainStay MacKay International Opportunities, MainStay MacKay New York Tax Free Opportunities, MainStay MacKay S&P 500 Index, MainStay MacKay Short Duration High Yield, MainStay MacKay Tax Free Bond, MainStay MacKay Total Return Bond, MainStay MacKay U.S. Equity Opportunities, and MainStay MacKay Unconstrained Bond Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. A summary of MacKay Shields' proxy voting policies and procedures is provided below.

MacKay Shields has adopted proxy-voting policies and procedures pursuant to where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Compliance Department for review. If the Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or CCO determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

MainStay Balanced (fixed-income portion), MainStay Floating Rate, MainStay Indexed Bond and MainStay Money Market Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, NYL Investors. A summary of its proxy voting policies and procedures is provided below.

The Subadvisor has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to the Subadvisor, all proxies are voted in the best interest of such clients without regard to the interests of the Subadvisor or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist the Subadvisor in researching and voting proxies, the Subadvisor utilize the research and implementation services of a third-party proxy service provider, ISS. The Subadvisor has also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues. The Subadvisor's Proxy Voting Committee is responsible for general oversight of the Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to the Subadvisor, they vote them in accordance with the standard voting guidelines unless the Subadvisor agree with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to the Subadvisor on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. The Subadvisor has procedures in place to review each such override request for potential material conflicts of interest between clients and the Subadvisor and its affiliates. The Subadvisor will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay MAP Equity Fund (Markston portion)

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Markston, for the portion of the Fund it subadvises. A summary of Markston’s proxy voting policies and procedures is provided below.

Markston has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Markston subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Markston's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Markston's guidelines with respect to certain typical proxy votes.

Markston retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Markston may receive fees from a company for advisory or other services at the same time that Markston has investments in the stock of that company, Markston may vote such proxy: (i) by following the vote recommendation of ISS; (ii) as it determines to be in the best interest of the client, provided that such vote would be against Markston's own interest in the matter; or (iii) in a manner that may also benefit Markston provided that they consult with outside counsel to determine what is in the best interest of the client and based on this consultation, votes in a manner which it concludes to be in the best interest of the client. Markston shall memorialize in writing the rationale of each proxy vote cast directly by Markston which involves a conflict of interest. It will be the responsibility of the portfolio manager to notify the chief compliance officer of any conflicts that might occur during proxy voting.

MainStay Large Cap Growth Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Vote Execution Team executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

Fund's Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds' website at nylinvestments.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds and of New York Life Investments to protect the confidentiality of portfolio holdings information (“Portfolio Holdings”) and to prevent the selective disclosure of non-public information concerning the Funds.

Portfolio Holdings shall not include non-specific or summary information that does not identify specific holdings of a Fund from which the identity of specific portfolio holdings cannot be reasonably be derived (including without limitation, the quality of character of a Fund’s portfolio), as reasonably determined by New York Life Investments.

The Manager or a Fund's Subadvisor(s) may share the Fund’s non-public portfolio holdings information with Subadvisors, pricing services and other service providers to the Fund, the Manager or the Subadvisor who require access to such information in order to fulfill their contractual duties to the Fund or to assist the Manager or the Subadvisor in fulfilling its contractual duties to the Fund. As of the date of this SAI, those service providers that may receive information are State Street, U.S. Bancorp Fund Services, LLC, National Association, BNY Mellon, KPMG LLP, PricewaterhouseCoopers LLP, Harte Hanks Response Management Inc., Russell Mellon, ISS, Abel/Noser Corporation, Omgeo LLC, Merrill Corporation, Glass, Lewis & Co., Charles River, UMB Fund Services, Eze Castle, Broadridge, Trade Informatics LLC, Global Trade Analytics, Commcise, Advent Software Inc., Financial Tracking Technologies LLC, and the agent and banks that participate in the Funds' credit facility. This list may be revised from time to time. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts, pricing agents, rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial, Pricing Direct Inc., Markit, Investment Technology Group, Inc. (ITG), Factset and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

In addition, the Manager or a Subadvisor may release statistical or attribution information with respect to a Fund's portfolio holdings prior to the release of the actual portfolio holdings. This information will be released upon authorization of the CCO after receipt of a certification from the Fund's portfolio manager that the information provided will, among other things, not harm the Fund or shareholders.

Non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreements described above, the MainStay Group of Funds may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the MainStay Group of Funds against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

For the Funds they subadvise, the Subadvisors, their agents and their employees regularly have access to portfolio holdings information. Each Subadvisor is contractually obligated to keep portfolio holdings information confidential.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a Board committee consisting solely of Independent Trustees approves such disclosure.

The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Except as otherwise indicated, information regarding these other accounts, as of October 31, 2017, is set forth below.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jakob Bak	MainStay MacKay Emerging Markets Debt Fund	0	32 Accounts $12,595,152,408	131 Accounts $24,830,261,935	0	3 Accounts $687,112,215	3 Accounts $2,513,990,975
Lee Baker	MainStay MacKay S&P 500 Index Fund	1 RIC $1,974,249,627	0	2 Accounts $851,788,453	0	0	0
Steven D. Bleiberg	MainStay Epoch Capital Growth Fund	0	2 Accounts $531,677,591	0	0	0	0
William J. Booth	MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund	1 RIC $120,587,124	8 Accounts $6,300,263,370	14 Accounts $3,490,582,189	0	0	3 Accounts $538,928,435
Jan Boudewijns	MainStay Candriam Emerging Markets Equity Fund	1 RIC $355,322,868	6 Accounts $1,913,107,504	0	0	3 Accounts $158,236,351	0
Patrick M. Burton	MainStay Large Cap Growth Fund	2 RICs $1,543,000,000	2 Accounts $1,040,000,000	650 Accounts $5,995,000,000	0	0	4 Accounts $282,000,000
Mark Campellone	MainStay Floating Rate Fund	1 RIC $881,303,537	0	0	0	7 Accounts $2,534,208,410	0
Joseph Cantwell*	MainStay MacKay Unconstrained Bond Fund	0	30 Accounts $11,779,570,340	131 Accounts $24,770,607,978	0	3 Accounts $697,762,747	3 Accounts $2,524,196,206
Michael Caputo	MainStay Epoch U.S. Small Cap Fund	2 RICs $298,013,193	6 Accounts $934,872,098	3 Accounts $262,451,884	0	0	0
David E. Clement	MainStay Money Market Fund	1 RIC $522,941,135	0	0	0	0	0
Louis N. Cohen	MainStay Income Builder Fund, MainStay MacKay Government Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund	7 RICs $2,400,351,921	32 Accounts $12,595152408	131 Accounts $24,830,261,935	0	3 Accounts $687,112,215	3 Accounts $2,513,990,975
Robert Dial	MainStay Floating Rate Fund	1 RIC $881,303,537	0	0	0	7 Accounts $2,534,208,410	0
Robert DiMella	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund	3 RICs $2,396,056,842	8 Accounts $4,562,103,408	50 Accounts $10,536,520,018	0	2 Accounts $146,453,065	0
David Dowden	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund	3 RICs $2,396,056,842	8 Accounts $4,562,103,408	50 Accounts $10,536,520,018	0	2 Accounts $156,453,065	0
Carlos Garcia-Tunon	MainStay MacKay International Equity Fund	1 RIC $487,441,916	0	2 Accounts $1,182,217,198	0	0	0
Thomas J. Girard	MainStay Balanced Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund	3 RICs $807,665,601	5 Accounts $3,748,036,050	19 Accounts $11,469,265,376	0	0	0
Justin Howell*	MainStay Epoch U.S. Small Cap	0	0	0	0	0	0

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Matt Jacob*	MainStay MacKay Unconstrained Bond Fund	0	30 Accounts $11,779,570,340	131 Accounts $24,770,607,978	0	3 Accounts $697,762,747	3 Accounts $2,524,196,206
Justin H. Kelly	MainStay Large Cap Growth Fund	2 RICs $1,543,000,000	2 Accounts $1,040,000,000	650 Accounts $5,995,000,000	0	0	4 Accounts $282,000,000
Migene Kim	MainStay Balanced Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Growth Fund, MainStay MacKay U.S. Equity Opportunities Fund	4 RICs $2,664,390,167	1 Account $68,523,521	15 Accounts $1,484,594,849	0	0	0
J. Christian Kirtley	MainStay Epoch International Choice Fund	0	0	0	0	0	0
Poul Kristensen	MainStay Asset Allocation Funds, MainStay Target Date Funds	5 RICs $6,183,082,283	0	0	0	0	0
Frances Lewis	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund	3 RICs $2,396,056,842	8 Accounts $4,562,103,408	50 Accounts $10,536,520,018	0	2 Accounts $156,453,065	0
John Loffredo	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund	3 RICs $2,396,056,842	8 Accounts $4,562,103,408	50 Accounts $10,536,520,018	0	2 Accounts $156,453,065	0
Christopher Mullarkey	MainStay MAP Equity Fund	0	0	9 Accounts $125,739,434	0	0	0
James Mulvey	MainStay MAP Equity Fund	0	0	13 Accounts $183,264,428	0	0	0
Ian Murdoch	MainStay MacKay International Equity Fund	1 RIC $487,441,916	0	2 Accounts $1,182,217,198	0	0	0
Francis J. Ok	MainStay MacKay S&P 500 Index Fund	1 RIC $1,974,249,627	0	2 Accounts $851,788,453	0	0	0
Mona Patni	MainStay MacKay Common Stock Fund, MainStay MacKay U.S. Equity Opportunities Fund	4 RICs $2,303,553,546	1 Account $68,523,521	1 Account $331,901,977	0	0	0
David Pearl	MainStay Epoch Global Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay MAP Equity Fund	3 RICs $435,743,554	21 Accounts $10,151,527,127	49 Accounts $6,665,305,752	0	0	7 Accounts $1,082,212,628

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Michael Petty	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund	3 RICs $2,396,056,842	8 Accounts $4,562,103,408	50 Accounts $10,536,520,018	0	2 Accounts $156,453,065	0
William W. Priest	MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund, MainStay MAP Equity Fund	6 RICs $4,129,420,087	37 Accounts $16,414,484,612	100 Accounts $13,991,130,224	0	1 Account $40,233,978	10 Accounts $1,547,829,712
Steven H. Rich	MainStay MacKay Government Fund	1 RIC $217,244,356	32 Accounts $12,595,152,408	131 Accounts $24,830,261935	0	3 Accounts $687,112,215	3 Accounts $2,513,990,975
Dan Roberts	MainStay Income Builder Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund	7 RICs $2,400,351,921	32 Accounts $12,595152408	131 Accounts $24,830,261,935	0	3 Accounts $687,112,215	3 Accounts $2,513,990,975
Lawrence Rosenberg	MainStay MacKay International Equity Fund	1 RIC $487,441,916	0	2 Accounts $1,182,217,198	0	0	0
Mohamed Lamine Saidi	MainStay Candriam Emerging Markets Equity Fund	1 RIC $355,322,868	6 Accounts $1,913,107,504	0	0	3 Accounts $158,236,351	0
Philip Screve	MainStay Candriam Emerging Markets Equity Fund	1 RIC $355,322,868	6 Accounts $1,913,107,504	0	0	3 Accounts $158,236,351	0
Donald F. Serek	MainStay Balanced Fund, MainStay Indexed Bond Fund	2 RICs $284,724,466	5 Accounts $3,748,036,050	19 Accounts $11,469,265,376	0	0	0
David J. Siino	MainStay Epoch Capital Growth Fund	0	2 Accounts $531,677,591	0	0	0	0
Edward Silverstein	MainStay MacKay Convertible Fund	1 RIC $785,016,575	0	11 Accounts $600,423,191	0	0	2 Accounts $363,854,360
Kenneth Sommer	MainStay Balanced Fund, MainStay Indexed Bond Fund	2 RICs $284,724,466	5 Accounts $3,748,036,050	19 Accounts $11,469,265,376	0	0	0
Amit Soni	MainStay Asset Allocation Funds, MainStay Target Date Funds	5 RICs $6,183,082,283	0	0	0	0	0
Scott Sprauer	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund	3 RICs $2,396,056,842	8 Accounts $4,562,103,408	50 Accounts $10,536,520,018	0	2 Accounts $156,453,065	0

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Andrew Susser	MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund	1 RIC $3,104,292,088	6 Accounts $350,743,313	38 Accounts $8,064,815,656	0	0	0
Jonathan Swaney	MainStay Asset Allocation Funds, MainStay Balanced Fund, MainStay Income Builder Fund, MainStay Target Date Funds	6 RICs $6,618,110,226	0	0	0	0	0
Shu-Yang Tan*	MainStay MacKay Unconstrained Bond Fund	0	30 Accounts $11,779,570,340	131 Accounts $24,770,607,978	0	3 Accounts $697,762,747	3 Accounts $2,524,196,206
John Tobin	MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund	5 RICs $4,008,832,963	16 Accounts $6,019,178,922	20 Accounts $6,986,070,125	0	0	1 Account $382,086,208
Arthur Torrey	MainStay Floating Rate Fund	1 RIC $881,303,537	0	0	0	7 Accounts $2,534,208,410	0
Kera Van Valen	MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund	5 RICs $4,008,832,963	16 Accounts $6,019,178,922	20 Accounts $6,986,070,125	0	0	1 Account $382,086,208
Andrew Ver Planck	MainStay Balanced Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay U.S. Equity Opportunities Fund	7 RICs $3,461,268,873	3 Accounts $138,866,204	18 Accounts $1,931,360,929	0	1 Account $41,196,277	0
Ping Wang	MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay International Opportunities Fund	1 RIC $326,332,377	0	1 Account $16,491,099	0	0	0
Michael A. Welhoelter	MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Income Builder Fund, MainStay MAP Equity Fund	8 RICs $4,444,576,517	44 Accounts $16,960,378,078	109 Accounts $14,873,883,632	0	1 Account $40,223,978	10 Accounts $1,547,829,712

Jae S. Yoon	MainStay Asset Allocation Funds, MainStay Balanced Fund, MainStay Income Builder Fund, MainStay Target Date Funds	6 RICs $6,618,110,226	0	0	0	0	0

*The information presented for Messrs. Cantwell, Howell, Jacob and Tan is as of December 31, 2017.

Portfolio Manager Compensation Structure

New York Life Investments and each Subadvisor has in place a compensation program for all eligible investment and non-investment employees that is consistent with its business strategy, objectives, values and long-term interests. Moreover, these programs encourage an alignment of long-term interests between each Subadvisor and Fund shareholders. Each Subadvisor has structured its compensation plan to be competitive with other investment management firms. Total compensation is designed to align portfolio manager compensation with shareholder goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results. Each Subadvisor’s compensation program includes two components, fixed and variable compensation.

Fixed compensation is paid through an employee’s annual base salary, which is set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation. Variable compensation for investment personnel is generally based on both quantitative and qualitative factors. Quantitative factors may include some of the following: (1) the multi-year investment performance (such as 3-, 5- or 7-year) of portfolios managed by the employee, including benchmarks and competitive universes as well as multi-year investment performance of analyst recommendations; (2) assets under management, (3) the overall revenues and profitability of the firm; (4) the financial results of the investment team and (5) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. As described, many factors including an individual’s role, responsibilities, performance and financial results, are critical components of the compensation process. Variable compensation may be paid in the form of a cash bonus, deferred compensation and/or a fund profit re-allocation. In some instances, variable or incentive compensation may be predetermined or guaranteed for a period of time.

The deferred portion of variable compensation is provided to further retain and motivate key personnel. Each Subadvisor may maintain a long-term incentive, phantom equity or profit interest program. These programs are an integral component of the compensation structure and are designed to align employees’ compensation with the overall health of the Subadvisor and, more importantly, with the satisfaction of its clients.

In addition, each Subadvisor maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution or defined benefit plan for all of its employees regardless of their job title, responsibilities or seniority.

The following table states, as of October 31, 2017, the dollar range of Fund securities beneficially owned by each Portfolio Manager in the MainStay Group of Funds, as well as ownership, whether direct or as part of a compensation plan, in any investment vehicles that have substantially similar investment objectives, policies and strategies to the MainStay Group of Funds. These vehicles may include separately managed accounts or private placement vehicles. This ownership is expressed in the following ranges separately and as a total amount: ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
Jakob Bak	None	$0	$50,001 - $100,000	$50,001 - $100,000
Lee Baker	None	$0	$0	$0
Steven D. Bleiberg	MainStay Epoch Capital Growth Fund	$100,001 - $500,000	$10,001 – $50,000	$100,001 - $500,000
William J. Booth	None	$0	$100,001 - $500,000	$100,001 - $500,000
Jan Boudewijns	None	$0	$10,001 – $50,000	$10,001 – $50,000
Patrick M. Burton	MainStay Large Cap Growth Fund	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
Mark Campellone	None	$0	$0	$0
Joseph Cantwell*	None	$0	$100,001 - $500,000	$100,001 - $500,000
Michael J. Caputo	None	$0	$0	$0
David E. Clement	None	$0	$0	$0
Louis N. Cohen	MainStay MacKay High Yield Corporate Bond Fund	$500,001 - $1,000,000	Over $1,000,000	Over $1,000,000
Robert Dial	MainStay Floating Rate Fund MainStay MacKay International Equity Fund	$10,001 - $50,000 $10,001 - $50,000	$0	$10,001 - $50,000
Robert DiMella	MainStay MacKay High Yield Municipal Bond Fund MainStay MacKay Tax Free Bond Fund	$10,001- $50,000 $100,001 - $500,000	$500,001 - $1,000,000	Over $1,000,000
David Dowden	MainStay MacKay High Yield Municipal Bond Fund MainStay MacKay Tax Free Bond Fund	$10,001- $50,000 $10,001- $50,000	$100,001 - $500,000	$100,001 - $500,000

Carlos Garcia-Tunon	MainStay Epoch U.S. All Cap Fund MainStay Epoch U.S. Small Cap Fund MainStay MacKay International Equity Fund	$10,001 - $50,000 $1- $10,000 $50,001 - $100,000	$0	$50,001 - $100,000
Thomas J. Girard	None	$0	$0	$0
Justin Howel*	None	$0	$0	$0
Matt Jacob*	None	$0	$50,001 - $100,000	$50,001 - $100,000
Justin H. Kelly	MainStay Large Cap Growth Fund	Over $1,000,000	Over $1,000,000	Over $1,000,000

PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
Migene Kim	MainStay MacKay International Opportunities Fund MainStay MacKay U.S. Equity Opportunities Fund	$10,001 - $50,000 $50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000
J. Christian Kirtley	None	$0	$0	$0
Poul Kristensen	MainStay MacKay International Equity Fund MainStay Retirement 2050 Fund	$10,001 - $50,000 $50,001 - $100,000	$0	$100,001 - $500,000
Frances Lewis	MainStay MacKay Tax Free Bond Fund MainStay MacKay High Yield Municipal Bond Fund	$10,001 - $50,000 $50,001-$100,000	$100,001 - $500,000	$100,001 - $500,000
John Loffredo	MainStay MacKay Tax Free Bond Fund	$10,001 - $50,000	Over $1,000,000	Over $1,000,000
Christopher Mullarkey	MainStay MAP Equity Fund	$10,001 - $50,000	Over $1,000,000	Over $1,000,000
James Mulvey	MainStay MAP Equity Fund	$1- $10,000	$50,001 - $100,000	$50,001 - $100,000
Ian Murdoch	MainStay MacKay International Equity Fund	$100,001 - $500,000	$0	$100,001 - $500,000
Francis J. Ok	MainStay Epoch U.S. Small Cap Fund MainStay MacKay International Equity Fund	$10,001- $50,000 $50,001- $100,000	$0	$50,001 - $100,000
Mona Patni	MainStay MacKay U.S. Equity Opportunities Fund MainStay VP Common Stock Portfolio MainStay VP Mid Cap Core Portfolio MainStay VP Small Cap Core Portfolio	$50,001- $100,000 $10,001- $50,000 $10,001- $50,000 $50,001- $100,000	$0	$100,001 - $500,000
David Pearl	MainStay Epoch U.S. All Cap Fund MainStay Epoch U.S. Small Cap Fund	$500,001 - $1,000,000 Over $1,000,000	Over $1,000,000	Over $1,000,000
Michael Petty	MainStay MacKay DefinedTerm Municipal Opportunities Fund MainStay MacKay High Yield Municipal Bond Fund MainStay MacKay Tax Free Bond Fund	$10,001 - $50,000 $10,001 - $50,000 $1- $10,000	$100,001 - $500,000	$100,001 - $500,000
William W. Priest	MainStay Epoch Global Equity Yield Fund	$10,001 - $50,000	Over $1,000,000	Over $1,000,000
Steven H. Rich	None	$0	$100,001 - $500,000	$100,001 - $500,000
Dan Roberts	MainStay MacKay High Yield Corporate Bond Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Lawrence Rosenberg	None	$0	$100,001 - $500,000	$100,001 - $500,000
Mohamed Lamine Saidi	None	$0	$0	$0
Philip Screve	None	$0	$0	$0
Donald F. Serek	None	$0	$0	$0
David J. Siino	MainStay Epoch Capital Growth Fund	$10,001 - $50,000	$0	$50,001 - $100,000
Edward Silverstein	MainStay MacKay Convertible Fund	Over $1,000,000	$500,001 - $1,000,000	Over $1,000,000
Kenneth Sommer	None	$0	$0	$0
Amit Soni	MainStay Absolute Return Multi-Strategy Fund MainStay MacKay International Equity Fund MainStay Retirement 2040 Fund MainStay Retirement 2050 Fund	$10,001- $50,000 $1 - $10,000 $10,00- $50,000 $10,001- $50,000	$0	$50,001 - $100,000
Scott Sprauer	MainStay MacKay High Yield Municipal Bond Fund MainStay MacKay Tax Free Bond Fund	$10,001- $50,000 $10,001- $50,000	$100,001 - $500,000	$100,001 - $500,000
Andrew Susser	MainStay MacKay High Yield Corporate Bond Fund MainStay MacKay Short Duration High Yield Fund	Over $1,000,000 $100,001- $500,000	Over $1,000,000	Over $1,000,000
Jonathan Swaney	MainStay Absolute Return Multi-Strategy Fund MainStay Retirement 2020 Fund	$100,001- $500,000 Over $1,000,000	$0	Over $1,000,000
Shu-Yang Tan*	None	$0	$100,001 - $500,000	$100,001 - $500,000
John Tobin	None	$0	$100,001 - $500,000	$100,001 - $500,000
Arthur Torrey	None	$0	$0	$0
Kera Van Valen	None	$0	$50,001 - $100,000	$50,001 - $100,000
Andrew Ver Planck	MainStay Epoch U.S. All Cap Fund MainStay Epoch U.S. Small Cap Fund MainStay MacKay International Opportunities Fund MainStay MacKay U.S. Equity Opportunities Fund	$50,001- $100,000 $100,001- $500,000 $100,001- $500,000 $100,001- $500,000	$500,001 - $1,000,000	$500,001 - $1,000,000
Ping Wang	None	$0	$0	$0
Michael A. Welhoelter	None	$0	$100,001 - $500,000	$100,001 - $500,000
Jae S. Yoon	MainStay Retirement 2010 MainStay VP Bond Portfolio MainStay VP Floating Rate Portfolio MainStay VP Government Portfolio MainStay Absolute Return Multi Strategy Fund	$100,001-500,000 $10,001-$50,000 $50,001- $100,000 $1-$10,000 $50,001-$100,000	$0	$100,001 - $500,000

*The information presented for Messrs. Cantwell, Howell, Jacob and Tan is as of December 31, 2017

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to Funds that have a high yield component.)

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple Funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each Fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or account managed by the portfolio manager, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a Fund or account in a security that is contrary to the position held in the same security by other Funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one Fund or account while other Funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

• An apparent conflict may arise where an adviser receives higher fees from certain Funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain Funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee Funds or accounts over other Funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

For any Fund that is subadvised by more than one Subadvisor, the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets between or among the Subadvisors. These allocation decisions will be made by the Manager in light of its fiduciary duty to act in the Fund’s best interest and will be subject to the general oversight of the Board.

Candriam Belgium

Candriam Belgium provides portfolio management services to other accounts using substantially similar investment strategies as the MainStay Candriam Emerging Markets Equity Fund.

The side-by-side management of these accounts with the Fund may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

Therefore, Candriam Belgium has adopted various policies and procedures designed to disclose and mitigate these potential conflicts of interest. Candriam Belgium has set up a Code of Ethics and a Conflicts of Interest Policy, and has implemented structural measures intended to prevent conflicts of interest (i.e., task segmentation, information barriers, etc.) together with the adoption of procedures regarding allocation of investment opportunities and aggregation and allocation of trades.

These procedures are designed to ensure that all clients are treated fairly and equally, and to prevent these kinds of conflicts from influencing the allocation of investment opportunities among clients.

Epoch Investment Partners, Inc.

Epoch’s solitary line of business is investment management; therefore, Epoch believes it would not have any significant conflicts of interest in the management of the Funds other than those conflicts of interest that are customary in the asset management industry. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services, and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees.

To address potential conflicts of interest Epoch has adopted various policies and procedures reasonably designed to disclose and mitigate these potential conflicts of interest. For example Epoch has adopted a Code of Ethics and Business Conduct (the “Code”) that contains policies and procedures that address the potential conflict that exists when Epoch employees purchase or sell securities for their personal accounts. The Code generally requires that all transactions in securities by Epoch employees, their spouses and immediate family members be pre-cleared by the compliance department prior to execution. The Code contains policies, inter alia, which prohibit employees from buying or selling securities on the same day that the same security is bought or sold for a client. Securities transactions for employee’s personal accounts are also subject to quarterly reporting requirements, annual holdings disclosure and annual certification and attestation requirements. In addition, the Code requires Epoch and its employees to act in clients’ best interests, abide by all applicable regulations, and avoid even the appearance of insider trading.

Additionally, as a result of the merger between Epoch and the Toronto Dominion Bank, Epoch gained a number of TD affiliates, including broker-dealers, some of which may be perceived as presenting a potential conflict of interest. Epoch expects to avoid any potential conflicts by not conducting business with these affiliated entities.

MacKay Shields LLC and NYL Investors LLC

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging.

To address potential conflicts of interest between the clients and the Manager, MacKay Shields and NYL Investors have each developed Allocation Procedures, Codes of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager, MacKay Shields and NYL Investors have adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

Markston International LLC

Currently, Markston’s solitary line of business is long-only investment management; therefore, Markston believes it would not have any significant conflicts of interest in the management of the portfolios other than those conflicts of interest that are customary in the asset management industry. For example, as an asset manager to multiple accounts, Markston faces conflicts of interest related to the allocation of securities. Markston faces other conflicts of interest related to the personal trading activities of its employees.

To address potential conflicts of interest between the clients and the Manager, Markston uses an Allocation Guideline and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although Markston has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the portfolios and other accounts managed.

New York Life Investment Management LLC

Certain employees of the Manager, such as portfolio managers and other investment personnel, may be responsible for managing investments in the Funds as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Manager and/or Subadvisor in its investment management activities related to the Funds and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Funds and other managed accounts.

To address potential conflicts of interest between the clients and the Manager, New York Life Investments has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

Winslow Capital Management, LLC

Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in the Large Cap Growth product identically. Pursuant to Winslow Capital's "Trade Management Policy," the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow Capital's "Trade Order Processing Policy," the firm processes trade orders for its clients in a consistent, controlled, transparent and accountable manner.

It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

Winslow Capital does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Fund and the investments of the other accounts under its management.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Because the MainStay Funds of Funds primarily invest all of their assets in Class I and Class R6 shares of Underlying Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities that would be purchased by, or effect portfolio transactions for, the MainStay Group of Funds.

As permitted by Section 28(e) of the 1934 Act, the Manager or a Subadvisor may, subject to restrictions of Markets in Financial Instruments Directive (“MiFID II”) as described below, cause a Fund to pay a broker/dealer, except the Affiliated Brokers, that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. No commission payments were made to Affiliated Brokers in the fiscal years ended October 31, 2017, 2016 or 2015.

Under MiFID II, which became effective January 3, 2018, investment managers in the EU providing portfolio management services or investment advice on an individual basis will no longer be able to use soft dollars to pay research as they must now unbundle payments for research from payments for trade execution to pay for research from brokers. As part of their portfolio management or independent investment advice activities, investment managers in the EU will be required to either pay for research out of their own profit or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers, except the Affiliated Brokers, who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions. Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors believe that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

The Management fees paid by the MainStay Group of Funds, on behalf of each Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

BROKERAGE COMMISSIONS	YEAR ENDED 10/31/17	YEAR ENDED 10/31/2016	YEAR ENDED 10/31/2015
MAINSTAY FUNDS
MainStay Income Builder Fund	278,098	305,632	540,660
MainStay Large Cap Growth Fund	6,985,152	11,240,782	11,036,797
MainStay MacKay Common Stock Fund	$173,077	$220,308	$216,984
MainStay MacKay Convertible Fund	63,731	26,364	95,159
MainStay MacKay Emerging Markets Debt Fund	0	0	0
MainStay MacKay Government Fund	0	1,107	5,323
MainStay MacKay High Yield Corporate Bond Fund	35,415	15,441	20,076
MainStay MacKay International Equity Fund	402,517	356,988	422,027
MainStay MacKay Tax Free Bond Fund	80,244	36,466	29,639
MainStay MacKay Unconstrained Bond Fund	1,067	34,702	137,686
MainStay MAP Equity Fund	324,830	860,331	1,228,525
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	526,047	570,441	601,910
MainStay Candriam Emerging Markets Equity Fund[1]	N/A	N/A	N/A
MainStay Epoch Capital Growth Fund[2]	70,815	27,479	N/A
MainStay Epoch Global Choice Fund	253,818	257,263	326,924
MainStay Epoch Global Equity Yield Fund	1,025,245	1,371,174	2,720,704
MainStay Epoch International Choice Fund	353,226	2,128,411	2,693,870
MainStay Epoch U.S. All Cap Fund	284,486	297,956	203,006
MainStay Epoch U.S. Equity Yield Fund	99,384	12,432	4,579
MainStay Epoch U.S. Small Cap Fund	428,165	495,839	349,941
MainStay Indexed Bond Fund	3,655	2,843	1,330
MainStay MacKay California Tax Free Opportunities Fund	8,831	5,223	5,477
MainStay MacKay Growth Fund	541,783	24,907	1,605,228
MainStay MacKay Emerging Markets Equity Fund	505,534	265,249	604,569
MainStay MacKay High Yield Municipal Bond Fund	23,028	98,204	193,755
MainStay MacKay International Opportunities Fund	1,844,958	2,108,284	1,418,212
MainStay MacKay New York Tax Free Opportunities Fund	0	2,548	4,636
MainStay MacKay S&P 500 Index Fund	96,079	87,923	66,826
MainStay MacKay Short Duration High Yield Fund	145	44	0
MainStay MacKay Total Return Bond Fund	0	49,589	65,524
MainStay MacKay U.S. Equity Opportunities Fund	1,090,516	1,506,001	842,874
MainStay Retirement 2010 Fund	3,947	1,755	2,595
MainStay Retirement 2020 Fund	14,811	4,698	6,116
MainStay Retirement 2030 Fund	23,610	5,949	6,999
MainStay Retirement 2040 Fund	19,636	4,182	5,349
MainStay Retirement 2050 Fund	11,406	2,300	2,142
MainStay Retirement 2060 Fund[3]	443	294	N/A

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

3 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

The following tables show the dollar amount of brokerage commissions paid to brokers that provided research services and the dollar amount of the transactions during the fiscal year ended October 31, 2017. The Funds pay brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services.

	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MAINSTAY FUNDS MainStay Income Builder	$ 47,978,975	$ 43,272
MainStay Large Cap Growth Fund	20,275,107,534	6,986,163
MainStay MAP Equity Fund	286,218,920	119,570
MAINSTAY FUNDS TRUST MainStay Balanced Fund
	19,575,987	19,586
MainStay Epoch Capital Growth Fund	25,104,180	15,169
MainStay Epoch Global Choice Fund	64,338,423	48,674
MainStay Epoch Global Equity Yield Fund	405,733,626	357,506
MainStay Epoch International Choice Fund	30,753,861	46,124
MainStay Epoch U.S. All Cap Fund	121,315,815	71,713
MainStay Epoch U.S. Equity Yield Fund	38,786,828	18,058
MainStay Epoch U.S. Small Cap Fund	107,420,051	99,869
MainStay Retirement 2010 Fund	740,194	741
MainStay Retirement 2020 Fund	4,032,875	4,035
MainStay Retirement 2030 Fund	6,482,038	6,484
MainStay Retirement 2040 Fund	4,957,775	4,957
MainStay Retirement 2050 Fund	3,218,354	3,218

As of October 31, 2017, the Funds held securities of the following broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

FUND	BROKER/DEALER	MARKET VALUE
MAINSTAY FUNDS
MainStay Income Builder Fund	Goldman Sachs Group Inc. (The)	$20,060,037
	Bank of America Corp.	11,308,434
	Morgan Stanley & Co., Inc.	10,570,374
	Citigroup, Inc.	10,359,199
	Barclays Bank PLC	9,178,906
	JPMorgan Chase & Co.	7,532,918
	Royal Bank of Canada	6,085,352
	Toronto Dominion Bank	4,220,331
	Bank of New York Mellon Corp.	3,369,156
	State Street Corp.	2,651,884
MainStay Large Cap Growth Fund	JPMorgan Chase & Co.	132,121,052
MainStay MacKay Common Stock Fund	JPMorgan Chase & Co.	4,238,297
	Citigroup, Inc.	2,781,240
	Bank of America Corp.	1,451,451
	State Street Corp.	1,427,380
MainStay MacKay Convertible Fund	Bank of America Corp.	26,575,130
MainStay MacKay Government Fund	Citigroup, Inc.	149,918
MainStay MacKay High Yield Corporate Bond Fund	State Street Corp.	525,223,834
	Citigroup, Inc.	4,076,400
MainStay MacKay Unconstrained Bond Fund	Goldman Sachs Group Inc. (The)	38,341,488
	Bank of America Corp.	35,800,817
	Morgan Stanley & Co., Inc.	34,859,111
	Citigroup, Inc.	11,740,032
	Bank of New York Mellon Corp.	9,861,815

FUND	BROKER/DEALER	MARKET VALUE
	Barclays Bank PLC	9,340,743
	JPMorgan Chase & Co.	8,518,920
	Toronto Dominion Bank	6,873,391
	Royal Bank of Canada	5,617,097
	JPMorgan Chase & Co.	4,238,297
	Citigroup, Inc.	2,781,240
	Bank of America Corp.	1,451,451
	State Street Corp.	1,427,380
	Bank of America Corp.	26,575,130
	Citigroup, Inc.	149,918
	State Street Corp.	525,223,834
MainStay MAP Equity Fund	Bank of America Corp.	30,258,664
	Morgan Stanley & Co., Inc.	16,317,000
	State Street Corp.	13,662,000
	JPMorgan Chase & Co.	10,872,520
	Citigroup, Inc.	6,981,765
	Goldman Sachs Group Inc. (The)	6,724,455
	Bank of New York Mellon Corp.	3,716,902
MainStay Money Market Fund	Royal Bank of Canada	24,000,000
	Toronto Dominion Bank	17,689,000
	Bank of America Corp.	15,000,000
	Bank of Montreal	5,000,000
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	Morgan Stanley & Co., Inc.	8,577,724
	JPMorgan Chase & Co.	5,151,433
	Bank of America Corp.	4,085,783
	Citigroup, Inc.	3,525,060
	Royal Bank of Canada	3,492,000
	Goldman Sachs Group Inc. (The)	3,156,706
	UBS Securities	2,739,763
	Bank of New York Mellon Corp.	1,139,412
	State Street Corp.	1,128,012
MainStay Epoch Global Choice Fund	UBS Securities	5,961,169
	Morgan Stanley & Co., Inc.	3,956,400
MainStay Epoch U.S. All Cap Fund	Bank of America Corp.	24,548,479
	Morgan Stanley & Co., Inc.	18,472,100
MainStay Indexed Bond Fund	Royal Bank of Canada	3,215,000
	Morgan Stanley & Co., Inc.	1,170,925
	Goldman Sachs Group Inc. (The)	1,122,199
	Bank of America Corp.	485,033
	Citigroup, Inc.	296,810
	JPMorgan Chase & Co.	289,152
	State Street Corp.	103,285
MainStay MacKay Growth Fund	State Street Corp.	3,282,284
MainStay MacKay Emerging Markets Equity Fund	Barclays Bank PLC	826,998
MainStay MacKay International Opportunities Fund	Deutsche Bank Securities, Inc.	2,697,766
MainStay MacKay S&P 500 Index Fund	JPMorgan Chase & Co.	20,112,744
	Bank of America Corp.	15,267,433
	Citigroup, Inc.	11,376,183
	Goldman Sachs Group Inc. (The)	4,956,049
	Morgan Stanley & Co., Inc.	4,016,800
	Bank of New York Mellon Corp.	3,019,703
	State Street Corp.	1,954,448
MainStay MacKay Total Return Bond Fund	Goldman Sachs Group Inc. (The)	26,917,512
	Morgan Stanley & Co., Inc.	25,772,162
	Bank of America Corp.	22,602,059
	Citigroup, Inc.	19,124,348
	JPMorgan Chase & Co.	12,649,176
	Barclays Bank PLC	7,818,908
	Bank of New York Mellon Corp.	1,363,094
MainStay MacKay U.S. Equity Opportunities Fund	JPMorgan Chase & Co.	19,872,387

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity-oriented Fund, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the MainStay Funds of Funds among the Underlying Funds on a frequent basis, the portfolio turnover rate for those Funds is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay Funds of Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

SECURITIES LENDING

Pursuant to an agreement between the MainStay Group of Funds and State Street Bank and Trust Company (“State Street”), the Funds may lend their portfolio securities to certain qualified borrowers. As securities lending agent for the Funds, State Street administers the Funds’ securities lending program. The services provided to the Funds by State Street with respect to the Funds’ securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; and arranging for return of loaned securities to a Fund at loan termination and pursuing contractual remedies on behalf of the lending Fund if a borrower defaults on a loan.

For the fiscal year ended October 31, 2017, it is estimated that the following Funds earned income and incurred costs and expenses as a result of their securities lending activities and the receipt of related services:

SECURITIES LENDING	GROSS INCOME	REVENUE SPLIT	CASH COLLATERAL MANAGEMENT FEES	ADMINISTRATIVE FEES	INDEMNIFICATION FEES	REBATES PAID TO BORROWERS	OTHER FEES	TOTAL COST	NET INCOME
MAINSTAY FUNDS TRUST
MainStay MacKay Emerging Markets Equity Fund	$25,038	$3,755	N/A	N/A	N/A	N/A	N/A	$3,755	$21,283
MainStay MacKay International Opportunities Fund	342,946	51,444	N/A	N/A	N/A	N/A	N/A	51,444	291,502

During the most recent fiscal year end, none of the other Funds covered in the SAI engaged in securities lending activities and, as a result, did not earn income associated with such activities.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the MainStay Money Market Fund are valued at their amortized cost (in accordance with the MainStay Group of Funds Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the MainStay Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the MainStay Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the MainStay Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the MainStay Money Market Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether any Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between the MainStay Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds one-half of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

Under the general oversight of the Board, the Manager, in conjunction with the Subadvisors, will monitor the valuations used by each Fund, the adequacy and the reliability of the sources used to obtain prices, and the application of the procedures.

The Funds' valuation procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Funds’ valuation procedures in the Prospectuses and the shareholder reports, nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectuses, the shareholder reports and below may not represent the specific means by which a Fund’s investments are valued on any particular business day.

Portfolio securities of each of the other Funds are valued:

1. By appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price as provided by a recognized pricing agent selected by a Fund’s Manager or Subadvisor. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

2. By appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. By appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

4. By appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

5. By appraising short-term debt securities with a remaining maturity of 60 days or less using the amortized cost method of valuation when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors;

6. By appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

7. By appraising OTC options at the price obtained from the appropriate option pricing model on Bloomberg or other comparable service as established by the Manager;

8. By appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations;

9. By appraising swaps at a price provided daily by an independent pricing source or if an independent pricing source is not available, they will be valued by the Manager using market-based prices provided by independent pricing sources or broker dealer bid quotations. Centrally cleared swaps will be valued using prices determined by the relevant exchange, if applicable;

10. Securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board; and

11. Investments in mutual funds are valued at their NAV at the close of business each day.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on NYSE for that day, so long as New York Life Investments believes there remains an adequate market to meet purchase and redemption orders for that day. A Fund reserves the right to close, and therefore not accept purchase and redemption orders or calculate a Fund’s NAV for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as additional holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Fund’s NAV as of such earlier closing time.

Floating rate loans are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. Typically floating rate loans (and other debt obligations, such as collateralized debt obligations and collateralized loan obligations) are valued using information provided by an independent third party pricing agent.

With respect to prices supplied by a pricing agent, these prices are generally based on, among other things, as applicable, benchmark yields, observed transactions, bids, offers, quotations from dealers and electronic trading platforms, the new issue market, credit, interest rate and liquidity conditions, spreads and other observations for the specific security and comparable securities. Prior to utilizing a new pricing agent that provides prices for portfolio securities, the Manager will review the valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices. After such review, the Manager will recommend the use of a pricing agent, if appropriate. The Valuation Committee and the Board must approve a new pricing agent prior to use. On an ongoing basis, the Manager and the Subadvisors review the process used by each pricing agent, including the pricing agent’s valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices, the frequency of updating its prices, the controls at the pricing agent to ensure that its procedures are followed, and the documentation setting forth any matrix pricing or other analytical processes used to derive prices. In situations where a pricing agent cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, such security is fair valued in accordance with policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of The MainStay Funds and MainStay Funds Trust, respectively. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by NYLIM Service Company. Whenever certain transactions take place in a Fund (other than the MainStay Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the MainStay Money Market Fund will be sent a monthly statement for each month in which a transaction occurs.

SHAREHOLDER TRANSACTIONS

NYLIM Service Company may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

• Dividend and capital gain changes (including moving dividends between account registrations);

• Address changes;

• Certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

• Exchange requests between identical registrations;

• Redemptions via check of $100,000 or less to the address of record only; and

• Redemptions via ACH of $100,000 or less, or by wire to a bank previously established on an account.

Other transactions may require a Medallion Signature Guarantee. See the Prospectuses for more information.

In addition, NYLIM Service Company may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination), for redemptions by wire of amounts less than $250,000, and for redemptions by ACH of amounts $100,000 or less.

With regard to address changes received from third-parties, the Funds may accept address changes supplied by the United States Postal Service via the National Change of Address Program. On accounts where NYLIFE Securities LLC is the dealer of record, the Funds may accept address changes received by New York Life. Confirmation of address changes will be sent to the new address as well as the former address of record.

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

How To Purchase Shares Of The Funds

By Mail

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the MainStay Funds. Information regarding purchasing Fund shares by mail may be found in the Prospectuses.

By Wire

An investor may open an account and invest by wire by having his or her registered representative telephone NYLIM Service Company between 8:30 am and 5:00 pm, Eastern time, to obtain an account number and instructions. Additionally, information regarding wiring instructions may be found in the Prospectuses.

Additional Investments

Additional investments in a Fund may be made at any time by mail, by wire, or electronically. Instructions on purchasing additional Fund shares may be found in the Prospectuses.

The Funds' officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and products of the Distributor; and purchases by certain individual participants.

Systematic Investment Plans

Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling NYLIM Service Company, toll free at 800-MAINSTAY (624-6782) (between 8:30 am and 5:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment and subsequent investments must be in accordance with the amounts stated in the Prospectuses. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

Other Information

The Funds reserve the right to redeem shares of any shareholder who has failed to provide a certified Taxpayer Identification Number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer Identification Number (or such other information as the Fund has requested) has been provided.

Generally, you cannot buy, sell or otherwise transact in Class T shares (or transfer ownership) directly through the MainStay Funds or the Transfer Agent.

ALTERNATIVE SALES ARRANGEMENTS

Initial Sales Charge Alternative on Class A Shares, Investor Class Shares and Class T Shares

The sales charge on Class A shares, Investor Class shares and Class T shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund (for Class A and Investor Class shares) and the amount of the sale.

The sales charge applicable to an investment in a Fund is set forth in the Prospectuses.

Although an investor in Class A or Investor Class shares will not pay an initial sales charge on investments of $1,000,000 or more ($250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund), the Distributor, from its own resources, may pay a commission to financial intermediary firms on such investments. See "Purchases at Net Asset Value" below for more information.

The Distributor may allow the full sales charge to be retained by financial intermediary firms. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to financial intermediary firms that sell Fund shares. A financial intermediary firm that receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

Offering Price

The sales charge applicable to an investment in Class A or Investor Class shares of the following Funds will be 4.50% of the offering price per share (the maximum initial sales charge). Based on the NAV of each Fund as of October 31, 2017, the sales charge as a percentage of the NAV will be as follows: 4.66% for MainStay MacKay California Tax Free Opportunities Fund; 4.68% for MainStay MacKay High Yield Corporate Bond Fund and MainStay MacKay Government Fund; 4.69% for MainStay MacKay Emerging Markets Debt Fund and MainStay MacKay Tax Free Bond Fund; 4.70% for MainStay MacKay Total Return Bond Fund; 4.71% for MainStay MacKay High Yield Municipal Bond Fund; 4.72% for MainStay MacKay Unconstrained Bond Fund; and 4.73% for MainStay MacKay New York Tax Free Opportunities Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay MacKay High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay MacKay High Yield Corporate Bond Fund on October 31, 2017. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2017 Per Share Sales Charge - 4.50% of offering price (4.68% of NAV per share) Class A Per Share Offering Price to the Public	$5.77 $0.27 $6.04

The sales charge applicable to an investment in Class A or Investor Class shares of the Candriam Emerging Markets Equity Fund and the following Funds will be 5.50% of the offering price per share (the maximum initial share charge). Based on the NAV of each Fund as of October 31, 2017, the sales charge as a percentage of the NAV will be as follows: 5.78% for MainStay Retirement 2050 Fund; 5.80% for MainStay Retirement 2060 Fund, MainStay Epoch Global Equity Yield Fund, MainStay MacKay International Equity Fund; MainStay Retirement 2040 Fund, and MainStay MacKay Convertible Fund; 5.81% for MainStay Income Builder Fund; 5.82% for MainStay Epoch Capital Growth Fund, MainStay Growth Allocation Fund, MainStay MacKay Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay 2030 Fund, and MainStay Epoch U.S. Equity Yield Fund; 5.83% for MainStay Moderate Growth Allocation Fund, MainStay MAP Equity Fund, MainStay Balanced Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Epoch Global Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Retirement 2010 Fund, MainStay Moderate Allocation Fund, and MainStay MacKay Emerging Markets Equity Fund; 5.84% for MainStay Conservative Allocation Fund; 5.85% for MainStay MacKay International Opportunities Fund, and MainStay Retirement 2020 Fund; 5.86% for MainStay MacKay U.S. Equity Opportunities Fund; and 5.87% for MainStay Candriam Emerging Markets Equity Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay MacKay Convertible Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay MacKay Convertible Fund on October 31, 2017. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2017 Per Share Sales Charge - 5.50% of offering price (5.80% of NAV per share) Class A Per Share Offering Price to the Public	$17.75 $ 1.03 $18.78

The sales charge applicable to an investment in Class A or Investor Class shares of the following Funds will be 3.00% of the offering price per share (the maximum sales charge). Based on the NAV of each Fund as of October 31, 2017, the sales charge as a percentage of the NAV will be as follows: 3.10% for MainStay Indexed Bond Fund, MainStay MacKay S&P 500 Index Fund and MainStay Floating Rate Fund; and 3.11% for MainStay MacKay Short Duration High Yield Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay Indexed Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay Indexed Bond Fund on October 31, 2017. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2017 Per Share Sales Charge – 3.00% of offering price (3.10% of NAV per share) Class A Per Share Offering Price to the Public	$10.66 $ 0.33 $10.99

The sales charge applicable to an investment in Class T shares will be 2.50% of the offering price per share (the maximum initial sales charge). Based on the NAV of each Fund as of October 31, 2017, the sales charge as a percentage of the NAV will be as follows: 2.52% for MainStay MacKay Government Fund and MainStay Retirement 2050 Fund; 2.53% for MainStay MacKay California Tax Free Opportunities Fund, MainStay Moderate Allocation Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Indexed Bond Fund; 2.54% for MainStay MacKay Total Return Bond Fund, MainStay Retirement 2010 Fund, and MainStay Epoch Global Equity Yield Fund; 2.55% for MainStay Epoch Capital Growth Fund and MainStay Income Builder Fund; 2.56% for MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay MAP Equity Fund, MainStay Epoch U.S. All Cap Fund, MainStay Retirement 2060 Fund, and MainStay MacKay International Equity Fund; 2.57% for MainStay MacKay Common Stock Fund, MainStay MacKay U.S. Equity Opportunities Fund, MainStay Floating Rate Fund, MainStay Moderate Growth Allocation Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. Small Cap Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay Emerging Markets Debt Fund, and MainStay MacKay Growth Fund; 2.58% for MainStay Epoch U.S. Equity Yield Fund and MainStay MacKay Unconstrained Bond Fund; 2.59% for MainStay Epoch Global Choice Fund, MainStay Growth Allocation Fund, MainStay MacKay Convertible Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay Large Cap Growth Fund, and MainStay MacKay Tax Free Bond Fund; 2.60% for MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay High Yield Corporate Bond Fund; and 2.61% for MainStay MacKay International Opportunities Fund, MainStay MacKay Short Duration High Yield Fund, and MainStay MacKay New York Tax Free Opportunities Fund.

Certain purchases are subject to a different sales charge than the one shown below.

Set forth below are examples of the method of computing the offering price of the Class T shares of these Funds. The example assumes a purchase of Class T shares of MainStay MacKay International Equity Fund aggregating less than $250,000 at a price based upon the NAV of the Class T shares of the MainStay MacKay International Equity Fund on October 31, 2017. The offering price of shares of each of the other listed Funds can be calculated using the same method.

NAV per Class T Share at October 31, 2017 Per Share Sales Charge - 2.50% of offering price (2.56% of NAV per share) Class T Per Share Offering Price to the Public	$16.80 $ 0.42 $17.22
PURCHASES AT NET ASSET VALUE

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of Candriam Belgium, Candriam France S.A.S., Cushing Asset Management, LP, Epoch Investment Partners, Inc., MacKay Shields LLC, Markston International LLC, NYL Investors LLC, and Winslow Capital LLC, respectively; any employee or registered representative of an authorized financial intermediary firm (and immediate family members); any employee of DST Asset Manager Solutions, Inc. (“DST”) that is assigned to the Fund; and certain additional purchases for grandfathered accounts. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

Class I shares and Class R6 shares of the Funds are sold at NAV.

Class I shares may be purchased by:

(i) existing Class I shareholders;

(ii) individuals investing directly with NYLIM Service Company at least $5 million in a Fund;

(iii) institutional investors;

(iv) current Portfolio Managers of the Funds;

(v) current employees of Subadvisors; and

(vi) existing and retired MainStay Funds Trustees.

Please note that certain financial intermediary firms, investment platforms or investment accounts may not offer Class I shares for initial or subsequent purchases. Therefore, if an investor moves to a different financial intermediary or the policies of the investor’s current financial intermediary change the investor may not be able to hold and/or purchase Class I shares of any fund in the MainStay Group of Funds or may be subject to additional investment minimums or other restrictions. Alternatively, the investor may maintain an account directly with NYLIM Service Company in order to continue to hold and purchase Class I shares.

For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to:

(i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC or its affiliates;

(ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms;

(iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with the Distributor or its affiliates;

(iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates;

(iv) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds and the MainStay Target Date Funds) purchasing for their own account or for the account of other institutional investors;

(v) investors who held separately managed institutional accounts with Epoch Investment Partners, Inc. that transition their assets from those separately managed institutional accounts to a MainStay mutual fund account; and

(vii) certain qualified tuition programs operating under Section 529 of the Internal Revenue Code pursuant to an agreement with the Distributor or its affiliates.

You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares. Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including: Section 401(a) and 457 plans, certain Section 403(b)(7) TSA plans, Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and non-qualified deferred compensation plans. Class R6 shares are generally available only to certain retirement plans, including Section 401(a) and 457 plans, certain 403(b)(7) TSA plans, 401(k), profit sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that the plan trades on an omnibus level. Class R1, Class R2, Class R3 and Class R6 shares are generally not available to retail accounts.

Although an investor will not pay a front-end sales charge on Class I shares, or on Class A share or Investor Class share investments of $1,000,000 or more ($250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund), the Distributor, from its own resources, may pay commissions to financial intermediary firms on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to financial intermediary firms with which the Distributor has a sales or service arrangement.

With respect to Class A and Investor Class share investments of $1,000,000 or more in a MainStay Fund, other than the MainStay Money Market Fund, $250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund, the dealer may receive a commission of up to:

FUND	COMMISSION

MainStay Balanced Fund

MainStay Candriam Emerging Markets Equity Fund
MainStay Conservative Allocation Fund
Mainstay Epoch Capital Growth Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Epoch U.S. Small Cap Fund
MainStay Growth Allocation Fund
MainStay Income Builder Fund
MainStay Large Cap Growth Fund
MainStay MacKay Common Stock Fund
MainStay MacKay Convertible Fund
MainStay MacKay Emerging Markets Equity Fund
MainStay MacKay Growth Fund
MainStay MacKay Emerging Markets Debt Fund
MainStay MacKay Government Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay International Equity Fund
MainStay MacKay International Opportunities Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay Unconstrained Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund
MainStay MAP Equity Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay Retirement 2060 Fund

1.00% for $1,000,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more
MainStay MacKay California Tax Free Opportunities Fund MainStay MacKay High Yield Municipal Bond Fund MainStay MacKay New York Tax Free Opportunities Fund MainStay MacKay Tax Free Bond Fund	1.00% for $250,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more
MainStay Floating Rate Fund MainStay MacKay Short Duration High Yield Fund	1.00% for $500,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more
MainStay Indexed Bond Fund MainStay MacKay S&P 500 Index Fund	0.50% for $1,000,000 to $2,999,999 0.25% for $3,000,000 to $4,999,999 0.20% for $5,000,000 or more

Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A AND INVESTOR CLASS SHARES

Right of Accumulation

Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than individual retirement account ("IRA") plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Special Incentive Compensation Arrangements

The Distributor may enter into special incentive compensation arrangements with financial intermediary firms that have sold a minimum dollar amount of fund shares. Such incentives may take the form of providing reimbursement for administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

Letter Of Intent ("LOI")

Qualified Purchasers, as defined above, may obtain reduced sales charges by signing an LOI. The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. For more information, call your registered representative or MainStay at 800-MAINSTAY (624-6782).

On the initial purchase, if required (or, on subsequent purchases if necessary), 5.00% of the dollar amount specified in the LOI will be held in escrow by NYLIM Service Company in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, NYLIM Service Company will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, NYLIM Service Company will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

Contingent Deferred Sales Charge, Class A and Investor Class Shares

For purchases of Class A and Investor Class shares of each Fund made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

Class A and Investor Class shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A and Investor Class shares redeemed outside of the period specified in the Prospectus. Class A or Investor Class shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A or Investor Class shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSCs may apply to the Class A or Investor Class shares that were acquired through an exchange if such shares are redeemed within the period specified in the Prospectus. The CDSC will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within the period specified in the Prospectus.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class B Shares

A CDSC will be imposed on redemptions of Class B shares of the Funds, in accordance with the table in the Prospectuses, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years (four years for MainStay Floating Rate Fund). However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years (four years for MainStay Floating Rate Fund). Please see "Exchange Privileges" below for additional information on CDSC. Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to financial intermediary firms. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

The amount of the CDSC, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the MainStay Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining the rate of any applicable CDSC, it will be assumed that a shareholder is redeeming shares that were held for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

Shareholders should notify the Transfer Agent at the time of requesting such redemptions that they are eligible for a waiver of the CDSC. Class B shares upon which the CDSC may be waived may not be resold. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals. For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class C Shares

A CDSC of 1.00% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year (18 months with respect to the MainStay MacKay Short Duration High Yield Fund) .

Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year (18 months with respect to the MainStay MacKay Short Duration High Yield Fund) after their purchase. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSC may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year (18 months with respect to the MainStay MacKay Short Duration High Yield Fund) of the date of the initial purchase.

Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Purchases and Redemptions – Additional Information

In times of very large economic or market changes, redemptions may be difficult to implement by telephone.

Certain of the Funds have entered into a committed line of credit with State Street as agent, and various other lenders from whom a Fund may borrow in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

Purchases In-Kind

The value of securities being contributed in-kind must be at least equal to the greater of: (i) 1% of the assets of the Fund immediately prior to the in-kind purchase; or (ii) $1,000,000. This requirement may be waived if the Manager feels that the proposed transaction is in the best interest of the Fund. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined NAV per share of the Fund following receipt in good form of the order.

In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay Fund must have the same procedures for determining their NAVs, and the Fund and the redeeming MainStay Fund must ascribe the same value to the securities.

With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that rule's requirement that purchases must be made for no consideration other than cash.

Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their NAVs (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase.

With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange.

The investor must call 800-MAINSTAY (624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

Redemptions In-Kind

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and would be subject to market and other risks before sale. If a shareholder receives a distribution in-kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Under current rules governing money market funds, the MainStay Money Market Fund may suspend redemptions pursuant to Rule 2a-7 (as described in the Prospectus) and as part of a liquidation of the Fund. The Fund may suspend redemptions if (i) (a) the Fund (at the end of a business day) has invested less than ten percent of its total assets in “weekly liquid assets” or (b) the Fund’s price per share, as computed for the purpose of distribution, redemption and repurchase (rounded to the nearest one percent), has deviated from the stable price established by the Board or the Board, including a majority of the Independent Trustees, determines that such a deviation is likely to occur and (ii) the Board, including a majority of the Independent Trustees, irrevocably has approved the liquidation of the Fund. The Fund must first notify the SEC of a suspension of redemptions in connection with its liquidation.

Exchange Privileges

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

An exchange may be made by either of the following methods: (1) writing the Transfer Agent via regular mail at The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401 (“DST”); (2) writing the Transfer Agent via overnight mail at The MainStay Funds c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809; (3) calling the Transfer Agent at 800-MAINSTAY (624-6782) (8:30 am to 5:00 pm Eastern time); (4) contacting your broker/dealer to facilitate the exchange request; (5) calling the MainStay Audio Response System at 800-MAINSTAY (624-6782); or (6) by accessing your account via nylinvestments.com.

Shares of a Fund that are subject to a CDSC may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a CDSC; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable CDSC, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable CDSC will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a CDSC are exchanged into shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC (and conversion into Class A shares or Investor Class shares with respect to Class B shares, as described below under "Conversion Privileges") stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a CDSC. This means that exchanging shares that are subject to a CDSC into shares of the MainStay Money Market Fund extends the holding period for purposes of determining the CDSC (and conversion into Class A shares or Investor Class shares with respect to Class B shares, as described below under "Conversion Privileges") for the amount of time that you hold those shares of the MainStay Money Market Fund.

If a shareholder exchanges shares of a MainStay Fund subject to a CDSC for shares of the MainStay Money Market Fund and then redeems those shares, the CDSC will be assessed when the shares are redeemed even though the MainStay Money Market Fund does not otherwise assess a CDSC on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the CDSC when ultimately redeemed without purchasing shares of another MainStay Fund.

Where a shareholder seeks to exchange Class A shares or Investor Class shares of the MainStay Money Market Fund for Class A shares or Investor Class shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

In times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling NYLIM Service Company to make a telephone exchange, shareholders should have their account number and Social Security or Taxpayer identification number available. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer identification number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer identification number only if the exchange request is in writing and is received in "good order." If the financial intermediary firm permits, the financial advisor of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

Redemption by Check

The MainStay Money Market Fund and State Street each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Board Members to be adverse to the interest of other shareholders of the MainStay Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of State Street pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by State Street upon request when a shareholder establishes checkwriting privileges.

CONVERSION PRIVILEGES

Automatic Conversions Between Share Classes of the Same Fund

A shareholder's Class A, Investor Class and Class B shares may be subject to automatic conversions between share classes as described in the Prospectuses.

Class B shares are closed to all new purchases and additional investments. If a shareholder had purchased Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to automatically convert, the shareholder may hold both Class A or Investor Class shares of the Fund (acquired as a result of the automatic conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial automatic conversion of a shareholder's Class B shares to Class A or Investor Class shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Class A or Investor Class shares. Class A or Investor Class shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a CDSC that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.

Although the Funds expect that an automatic conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds reserve the right to modify or eliminate this automatic share class conversion feature.

Class A shares received by holders of Class P shares of certain Epoch Funds in connection with the Epoch Fund Reorganizations, or shares obtained through an exchange of those Class A shares or any subsequent purchase will not be subject to the automatic conversion feature described in the Prospectuses.

TAX-DEFERRED RETIREMENT PLANS

Cash or Deferred Profit Sharing Plans Under Section 401(k) for Corporations and Self-Employed Individuals

Shares of a Fund may be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. Shares of a Fund may also be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time. Certain Funds may not be available for your plan. Please check with your plan administrator.

Individual Retirement Account ("IRA") and Coverdell Education Savings Accounts

Shares of a Fund may be purchased as an investment under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts ("CESAs") and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services may limit or delay the processing of transactions. Certain Funds may not be available for your account. Please check with your account administrator.

The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and tax sheltered custodial accounts (403(b)(7) TSA plans) (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

TRADITIONAL IRAs. For 2017, an individual who has not attained age 70½ may contribute as much as $5,500 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.

Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.

(a) Eligibility. Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $5,500 (or an additional $5,500 in the case of Spousal IRA), for tax year 2017, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined

MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $5,500 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by $1,000 for 2017.

(b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) Modified Adjusted Gross Income (“MAGI”). If you or your spouse is an active participant, you must look at your MAGI for the year (if you and your spouse file a joint tax return you use your combined MAGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $62,000 and phased out at $72,000 (for 2017). The deduction threshold level if you are married and file a joint tax return is $99,000 and phased out at $119,000 (for 2017), and if you are married but file a separate tax return, the deduction is phased out at $10,000 (for 2017). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $186,000 and phased out at $196,000 (for 2017).

The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

An individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.

Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the minimum amount of such distributions. The owner of a traditional IRA must make certain required minimum distributions beginning after age 70½; failure to comply with these rules can result in the imposition of a 50% excise tax. Please consult with your tax advisor regarding required minimum distributions.

To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70½. In certain cases, distributions from a Roth IRA may be tax free. For 2017, the Roth IRA, like the traditional IRA, is subject to a $5,500 ($11,000 for a married couple, $6,500 for individuals over age 50, and $13,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $118,000 and $133,000 ($186,000 - $196,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59½; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner. Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Custodial Agreement for additional rules.

All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

Taxation of the Funds

Each Fund has either elected or intends to elect and qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses), determined without regard to any deduction for dividends paid, and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

The MainStay Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which it invests against losses incurred in another Underlying Fund in the MainStay Funds of Funds invest. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the MainStay Funds of Funds could therefore affect the amount, timing and character of distributions to their shareholders.

Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute dividends to its shareholders in respect of each taxable year of an amount equal to at least 90% of the sum of its investment company taxable income (as such term is defined in the Internal Revenue Code) and its net tax-exempt interest income, determined without regard to any deduction for dividends paid.

If a Fund does not meet all of these Internal Revenue Code requirements, it will be taxed (unless certain cure provisions apply) as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund generally must distribute for the calendar year dividends to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (excluding any capital gains or losses) generally for the calendar year, taking into account certain deferrals and elections, (2) 98.2% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund on which the Fund did not incur an income tax during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

Character of Distributions to Shareholders — General

Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, reported by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in the shares received equal to the amount of cash the shareholder could have received as the dividend reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

The MainStay Funds of Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of any long-term capital gains of either the MainStay Funds of Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, and income generated from equity and debt securities will be taxed as ordinary income. Underlying Funds with high portfolio turnover may realize gains at an earlier time than Underlying Funds with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.

The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Each of the Funds that invest in stock will be able to report a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A greater than 60 day holding period and other requirements must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. A portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as qualified dividends to the extent that the Underlying Funds receive qualified dividends. Since many of the stocks in which the Funds or Underlying Funds invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the preferential rate applicable to qualified dividends.

If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

If a Fund makes a distribution derived from income earned by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan, pursuant to a securities lending transaction, such income will not constitute qualified dividend income and will not be eligible for the corporate dividends-received deduction. Similar consequences may apply to repurchase and other derivative transactions. Additionally, to the extent any Fund makes distributions of income earned by the Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not be considered in determining the amount of exempt-interest dividends (defined below) distributed to shareholders.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits generally would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Redemptions in excess of a shareholder's cost basis in a Fund’s shares generally would be treated as a gain realized from a sale of such shares. A Fund’s capital loss carryforwards, if any, from taxable years beginning before December 23, 2010 do not reduce current earnings and profits even if such carryforwards reduce the Fund’s realized capital gains in the current taxable year. In the case of a Fund with a non-calendar taxable year end, the Fund’s earnings and profits are first allocated to distributions made by the Fund on or before December 31 of the taxable year, and then to distributions made by the Fund after December 31 of such taxable year.

Distributions by a Fund (other than the MainStay Money Market Fund) reduce the NAV of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, such distribution, nevertheless, generally would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may economically represent a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that calendar year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. A Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. Such deferrals and other rules regarding gains and losses recognized after October 31 and December 31 may affect the amount, timing and tax character of shareholder distributions.

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for RICs to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

Character of Distributions to Shareholders — The MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund

The Internal Revenue Code permits the character of federally tax-exempt interest distributed by a regulated investment company to "flow through" as “exempt-interest dividends” to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Funds intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their income are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Funds will be eligible for the deduction for dividends received by certain U.S. corporations.

Although a significant portion of the distributions by the Funds generally is expected to constitute exempt-interest dividends, the Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular federal income tax will constitute taxable income to the Funds. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions and from municipal obligations acquired at a market discount. Accordingly, it is possible that a significant portion of the distributions of the Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

In addition, as discussed below, a sale of shares in the Funds (including a redemption of such shares and an exchange of shares between two mutual funds) generally will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Funds after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

Exempt-interest dividends, ordinary dividends, if any, and capital gains distributions from the Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers of bonds held by the Funds. The Funds, the Manager and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from gross income under section 103 of the Internal Revenue Code. While the Funds may invest in such instruments, they do not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Funds to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Funds might be considered to have invested more than 20% of their assets in taxable instruments. In addition, it is possible in such circumstances that the Funds will not have met the 50% investment threshold, described above, necessary to pay exempt-interest dividends.

Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the respective portfolios of the Funds has been made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Funds since the acquisition of shares of the Funds may result in adverse tax consequences to them.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Funds is not deductible to the extent it is deemed related to the Funds’ distributions of exempt-interest dividends.

Income derived by the Funds from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Funds from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

Federal Income Tax Capital Loss Carryforwards

A net capital loss incurred by a Fund in a taxable year beginning before December 23, 2010 (a “pre-enactment capital loss”) is characterized as a short-term capital loss, and may only be used to offset capital gains realized during the eight taxable year period following the taxable year of such loss. A net capital loss incurred by a Fund in a taxable year beginning after December 22, 2010 (a “post-enactment capital loss”) may be carried forward for an unlimited period, and may be used to offset future capital gains. However, post-enactment capital losses are required to be used to offset such future capital gains before using pre-enactment capital losses. As a result of this ordering rule, pre-enactment capital losses may expire unused. Additionally, any post-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses, rather than being considered all short-term capital losses. Accordingly, no capital gain distribution is expected to be paid to shareholders of Funds with capital loss carryforwards until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses.

As of October 31, 2017, the following Funds had capital loss carryforwards approximating the amount indicated for federal income tax purposes, expiring in the taxable year indicated:

FUND	AVAILABLE THROUGH	SHORT TERM CAPITAL LOSS AMOUNT (000'S)	LONG TERM CAPITAL LOSS AMOUNT (000’S)

MainStay Epoch International Choice Fund	Unlimited	73,422	$120,392
MainStay Floating Rate Fund	2018	2,022	0
	2019	3,796	0
	Unlimited	2,387	33,866
MainStay MacKay California Tax Free Opportunities Fund	Unlimited	7,160	-
MainStay MacKay Common Stock Fund	2017	0	0
MainStay MacKay Emerging Markets Debt Fund	Unlimited	409	8,782
MainStay MacKay Emerging Markets Equity Fund	Unlimited	7,725	3,303
MainStay MacKay Global High Income Fund	Unlimited	0	0
MainStay MacKay Government Fund	Unlimited	806	401
MainStay MacKay High Yield Corporate Bond Fund	Unlimited	26,783	251,046
MainStay MacKay High Yield Municipal Bond Fund	Unlimited	554	-
MainStay MacKay International Equity Fund	2019	35,593	0
MainStay MacKay International Opportunities Fund	Unlimited	1,140	855
MainStay MacKay New York Tax Free Opportunities Fund	Unlimited	3,941	216

MainStay MacKay Short Duration High Yield Fund	Unlimited	438	5,408
MainStay MacKay Tax Free Bond Fund	2019	2,136	0
	Unlimited	21,595	0
MainStay MacKay Total Return Bond Fund	Unlimited	6,692	17,582
MainStay MacKay Unconstrained Bond Fund	Unlimited	24,995	157,125
MainStay Money Market Fund	Unlimited	0	0

The following Funds utilized capital loss carryforwards during the year ended October 31, 2017:

MainStay Epoch Capital Growth Fund	$569,968
MainStay Epoch Global Choice Fund	8,272,063
MainStay Epoch Global Equity Yield Fund	219,931,409
MainStay Epoch International Choice Fund	23,737,045
MainStay Epoch U.S. Small Cap Fund	10,879,224
MainStay Income Builder Fund	48,543,763
MainStay MacKay Common Stock Fund	16,382,773
MainStay MacKay Emerging Markets Debt Fund	1,731,597
MainStay MacKay Emerging Markets Equity Fund	23,984,766
MainStay MacKay High Yield Corporate Bond Fund	68,241,819
MainStay MacKay International Equity Fund	23,084,755
MainStay MacKay International Opportunities Fund	41,380,534
MainStay MacKay Short Duration High Yield Fund	5,584,625
MainStay MacKay Unconstrained Bond Fund	6,237,707

In addition, the following Funds had capital loss carryforwards that expired during the fiscal year ended October 31, 2017.

MainStay Epoch International Choice Fund	41,596,167
MainStay Floating Rate Fund	7,483,658
MainStay MacKay Common Stock Fund	12,687,308
MainStay MacKay International Equity Fund	8,201,034
MainStay MacKay Tax Free Bond Fund	3,951,552
MainStay MacKay Unconstrained Bond Fund	473,003

Dispositions of Fund Shares

Upon redemption, sale or exchange of shares of a Fund, a shareholder generally will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and a gain generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid may, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains, and are subject to certain limitations with respect to carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased (and prior to February 1st of the following year) and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

Foreign Currency Gains and Losses

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forwards and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss or capital gain or loss depending upon election for certain forwards, futures and options made by each Fund. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income distributable to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

Discount

Certain bonds acquired by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and is generally defined as the difference between the price at which a bond was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest (including original issue discount). Certain bonds acquired by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

Some of the bonds may be acquired by a Fund on the secondary market at a discount which exceeds the original issue discount, if any, on such bonds. This additional discount constitutes market discount for federal income tax purposes. Any gain recognized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in the taxable years to which it is attributable). Recent tax legislation may require current accrual of market discount even without such an election. Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt instrument having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

Some of the bonds acquired by a Fund with a fixed maturity date of one year or less from the date of their issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (very generally, the excess of a bond’s stated redemption price at maturity over its acquisition price). A Fund will be required to include any such original issue discount or acquisition discount in taxable ordinary income. The rate at which such acquisition discount and market discount accrues, and thus included in a Fund’s investment company taxable income, will depend upon which of the permitted accrual methods the Fund elects.

Where a Fund acquires a bond at a price that exceeds the bond’s stated redemption price at maturity, the bond is considered to have been acquired at a premium which is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds acquired by the Fund, the Fund would reduce the tax basis of the bonds as well as its investment company taxable income by the amount of amortized premium on such bonds. Upon the sale or other disposition of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, a Fund is required to reduce its tax basis as well as the amount of tax-exempt interest available for distribution to shareholders as exempt-interest dividends by the amount of such amortized premium.

Taxation of Options, Futures Contracts, and Similar Instruments

Some of the options, futures contracts and forward contracts entered into by a Fund may be treated as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end of the Fund’s taxable year as well as on certain other dates prescribed in the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized by the Fund. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character, unless an election is made by a Fund to treat such gain or loss on certain forwards, futures and options as capital gain or loss.

Distribution of a Fund’s gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain by a Fund as if the appreciated position were sold by the Fund.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund generally would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale generally would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Regarding the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from federal income tax, will be taxable income to the Funds.

The diversification requirements applicable to a Fund’s status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, or other financial instruments.

The rules governing the tax aspects of swap agreements entered into by a Fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

Foreign Taxes

Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

Investment income received (including gains recognized) by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. Such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay MacKay International Opportunities Fund may qualify for and make the election permitted under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Additionally, a Fund may be eligible to make such election if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified whether the foreign taxes paid by the Fund will be eligible for such treatment for that year and, if so, such notification will report (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and Section 988 gains generally will be characterized as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder generally will not be entitled to either a tax credit or a deduction with respect to such income.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Passive Foreign Investment Companies

Certain Funds may invest in shares of foreign corporations which may be treated under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself generally will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have otherwise been characterized as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given taxable year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. However, under recently issued proposed Treasury Regulations, certain income derived by the Fund from a PFIC with respect to which the Fund has made such an election would generally constitute qualifying income for purposes of the 90% gross income requirement described above only to the extent the PFIC makes distributions of that income to the Fund. As such, the Fund may be restricted in its ability to make such election with respect to shares of foreign corporations that could be treated as PFICs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior taxable years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Investment in Taxable Mortgage Pools (Excess Inclusion Income)

Applicable to all Funds except MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund and MainStay Money Market Fund

Under a Notice issued by the IRS, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. The excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to Shareholders subject to tax on UBTI (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The IRS Notice also imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate excess inclusion income to shareholders.

Tax Reporting Requirements and Backup Withholding

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report exempt-interest dividends.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under federal income tax law, a Fund will be required to report to the IRS all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Money Market Fund), except with respect to certain shareholders exempt from such reporting.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. During February of each calendar year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions paid during the prior calendar year, including, in the case of the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

If a shareholder recognizes a loss on a sale or other disposition of Fund shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years for a corporate shareholder), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company that engaged in a reportable transaction are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these reporting requirements does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax, currently at the rate of 24%, in the case of nonexempt shareholders if (1) a shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, a shareholder fails to certify that the shareholder is not subject to backup withholding. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

State and Local Taxes

Distributions by the Funds also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

Shareholders of the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and/or the MainStay MacKay Tax Free Bond Fund may be subject to state and local taxes on distributions from these Funds, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Funds derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Funds in his or her own state and locality.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). However, non-U.S. shareholders should refer to the discussion above in respect to Fund investments in certain REITs or in REMIC residual interests.

Applicable to all Funds except MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund

Except as discussed below, distributions by the MainStay Funds to Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors, who are collectively “non-U.S. Shareholders”) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless such withholding tax is reduced or eliminated pursuant to an income tax treaty with the U.S. or the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder. However, distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) by the MainStay Funds, including amounts retained by any MainStay Fund which are reported as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with a non-U.S Shareholder’s trade or business conducted within the United States or, in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the income or gains earned by a non-U.S. Shareholder from a MainStay Fund is considered to be effectively connected with a U.S. trade or business carried on by the non-U.S. Shareholder, then any dividends or distributions paid to such non-U.S. Shareholder as well as any gains realized by such non-U.S. Shareholder on the sale or exchange of the MainStay Fund’s shares will be subject to U.S. federal income tax at the graduated tax rates applicable to U.S. persons. However, non-U.S. Shareholders may be subject to U.S. federal withholding tax on deemed income resulting from any election by the MainStay Fund to treat qualified foreign taxes it pays as passed through to Shareholders (as described above). As such, affected non-U.S. Shareholders may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Furthermore, non-U.S. Shareholders generally are not subject to U.S. federal withholding tax on certain distributions derived from qualified net interest income (generally, a MainStay Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the MainStay Fund or the non-U.S. Shareholder is at least a 10% shareholder, reduced by expenses that are allocable to such income) and/or qualified short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when distributed to non-U.S. Shareholders. In the case of MainStay Fund shares held through an intermediary, the intermediary may have withheld amounts even if the MainStay Funds reported all or a portion of a dividend payment as exempt from U.S. federal withholding tax. Moreover, distributions paid to a non-U.S. Shareholder that a MainStay Fund designates as derived from qualified short-term capital gains or from net capital gain will not be eligible to be treated as such by the non-U.S. Shareholder if the distribution is attributable to a REIT’s distribution to the MainStay Fund of a gain from the sale or exchange of U.S. real property or an interest in a “U.S. real property holding corporation,” as discussed below, and if the MainStay Fund’s direct and indirect interests in U.S. real property exceed certain levels discussed below. Affected non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Any capital gain realized by a non-U.S. Shareholder upon a sale or redemption of shares of a MainStay Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the non-U.S. Shareholder’s trade or business in the U.S., or in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. Shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. Shareholders of the MainStay Funds may be subject to U.S. estate tax with respect to their MainStay Fund shares.

Under the provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, and as included in the Internal Revenue Code (“FIRPTA”), a non-U.S. Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such non-U.S. Shareholder were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a MainStay Fund is subject to U.S. federal tax treatment as a “U.S. real property holding corporation” and is not considered to be domestically controlled under U.S. tax law, any gain realized on the sale or exchange of the shares of such MainStay Fund by a non-U.S. Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of such MainStay Fund’s shares would be subject to U.S. tax treatment as FIRPTA gain. A MainStay Fund will be a “U.S. real property holding corporation” for U.S. federal tax purposes if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain a MainStay Fund if all of the following requirements are met: (i) the MainStay Fund is treated as a “qualified investment entity” for U.S. federal tax purposes (which includes a regulated investment company if, in general, more than 50% of the regulated investment company’s assets consist of interest in REITs and U.S. real property holding corporations); and (ii) if a non-U.S. Shareholder owns more than 5% of the MainStay Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by a MainStay Fund to such non-U.S. Shareholders may also be treated as FIRPTA gain to the extent derived from gain from the disposition of a U.S. real property interest, and therefore generally would be subject to U.S. federal withholding tax, thereby requiring affected non-U.S. Shareholders to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. Shareholder that is a corporation. Even if a non-U.S. Shareholder does not own more than 5% of a MainStay Fund’s shares, distributions made by a MainStay Fund that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable to such non-U.S. Shareholder as ordinary dividends subject to withholding at a 30% or lower treaty rate. It should be noted that the rules set forth above, other than the withholding rules, will apply notwithstanding a MainStay Fund’s participation in a wash sale transaction or its payment of a substitute dividend with respect to such direct or indirect U.S. real property interests.

The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) imposed by the Foreign Account Tax Compliance Act provisions of the Internal Revenue Code (“FATCA”) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. Shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. Shareholders located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Non-U.S. Shareholders should consult their own tax advisors regarding the effect, if any, of these withholding and reporting provisions with respect to their own particular circumstances.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described therein. Non-U.S. Shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Applicable to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund and MainStay Money Market Fund,

Except as discussed below, distributions by the MainStay Funds to Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors, who are collectively “non-U.S. Shareholders”) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless such withholding tax is reduced or eliminated pursuant to an income tax treaty with the U.S. or the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder. However, distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) by the MainStay Funds, including amounts retained by any MainStay Fund which are reported as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with a non-U.S Shareholder’s trade or business conducted within the United States or, in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. Shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the MainStay Fund to treat qualified foreign taxes it pays as passed through to Shareholders (as described above); however, affected non-U.S. Shareholders may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Furthermore, non-U.S. Shareholders generally are not subject to U.S. federal withholding tax on certain distributions derived from qualified net interest income (generally, a MainStay Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the MainStay Fund or the non-U.S. shareholder is at least a 10% shareholder, reduced by expenses that are allocable to such income) and/or qualified short-term capital gains earned by the MainStay Funds, to the extent reported by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the MainStay Funds. Depending on the circumstances, a MainStay Fund may report all, some or none of the MainStay Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. Shareholders. Moreover, in the case of MainStay Fund shares held through an intermediary, the intermediary may have withheld amounts even if the MainStay Funds reported all or a portion of a dividend payment as exempt from U.S. federal withholding tax. Affected non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Any capital gain realized by a non-U.S. Shareholder upon a sale or redemption of shares of a MainStay Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the non-U.S. Shareholder’s trade or business in the U.S., or in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. Shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. Shareholders of the MainStay Funds may be subject to U.S. estate tax with respect to their MainStay Fund shares.

The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) imposed by the Foreign Account Tax Compliance Act provisions of the Internal Revenue Code (“FATCA”) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. Shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Non-U.S. shareholders should consult their own tax advisors regarding the effect, if any, of these withholding and reporting provisions with respect to their own particular circumstances.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described therein. Non-U.S. Shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

OTHER INFORMATION

Organization and Capitalization

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on April 28, 2009.

MainStay Funds Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the MainStay Funds Trust are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2013:

• MainStay Cornerstone Growth Fund commenced operations on January 14, 2013;

• Keystone Large Cap Growth Fund was a series of a different registered investment company for which a predecessor entity of Cornerstone Capital Management, LLC served as investment advisor. On December 18, 2012, the shareholders of Keystone Large Cap Growth Fund at a special meeting approved the Keystone Large Cap Growth Fund merging into MainStay Cornerstone Growth Fund, effective January 11, 2013.

• MainStay Growth Equity Fund merged into MainStay Cornerstone Growth Fund, effective January 18, 2013;

• MainStay California Tax Free Opportunities Fund commenced operations on February 28, 2013;

• MainStay 130/30 Core Fund changed its name to MainStay U.S. Equity Opportunities Fund effective February 28, 2013;

• MainStay 130/30 International Fund changed its name to MainStay International Opportunities Fund effective February 28, 2013;

• Effective after the close of business on May 24, 2013, MainStay High Yield Opportunities Fund, formerly a series of Eclipse Funds Inc., merged into a corresponding “shell” series of MainStay Funds Trust;

• Effective July 1, 2013, the MainStay Cornerstone Growth Fund changed its fiscal year end from June 30 to October 31;

• MainStay Emerging Markets Opportunities Fund commenced operations on November 15, 2013;

• Effective February 28, 2014, the MainStay Intermediate Term Bond Fund changed its name to MainStay Total Return Bond Fund;

• MainStay ICAP Global Fund was closed to new purchases on July 1, 2015 and liquidated on September 30, 2015;

• Effective February 29, 2016, the MainStay U.S. Small Cap Fund changed its name to MainStay Epoch U.S. Small Cap Fund;

• MainStay Retirement 2060 Fund commenced operations on February 29, 2016;

• MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016;

• Effective after the close of business on February 17, 2017, MainStay High Yield Opportunities Fund merged into MainStay High Yield Corporate Bond Fund, a series of The MainStay Funds;

• Effective February 28, 2017, the MainStay Emerging Markets Opportunities Fund changed its name to MainStay Emerging Markets Equity Fund;

• Effective March 13, 2017, the MainStay ICAP International Fund changed its name to MainStay Epoch International Choice Fund;

• Effective May 8, 2017, the MainStay ICAP Equity Fund and the MainStay ICAP Select Equity Fund merged into MainStay Epoch U.S. Equity Yield Fund;

• MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017;

• MainStay Epoch International Small Cap Fund was closed to new purchases on December 15, 2017 and liquidated on February 16, 2018; and

• Effective February 28, 2018, the following name changes occurred:

Old Name	New Name
MainStay California Tax Free Opportunities Fund	MainStay MacKay California Tax Free Opportunities Fund
MainStay Cornerstone Growth Fund	MainStay MacKay Growth Fund
MainStay Emerging Markets Equity Fund	MainStay MacKay Emerging Markets Equity Fund
MainStay High Yield Municipal Bond Fund	MainStay MacKay High Yield Municipal Bond Fund
MainStay International Opportunities Fund	MainStay MacKay International Opportunities Fund
MainStay New York Tax Free Opportunities Fund	MainStay MacKay New York Tax Free Opportunities Fund
MainStay S&P 500 Index Fund	MainStay MacKay S&P 500 Index Fund
MainStay Short Duration High Yield Fund	MainStay MacKay Short Duration High Yield Fund
MainStay Total Return Bond Fund	MainStay MacKay Total Return Bond Fund
MainStay U.S. Equity Opportunities Fund	MainStay MacKay U.S. Equity Opportunities Fund

Funds not covered under this SAI:

• MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Fund commenced operations on July 11, 2014;

o Cushing® MLP Premier Fund, Cushing® Renaissance Advantage Fund, and Cushing® Royalty Energy Income Fund were separate series of The Cushing Funds. On July 1, 2014, the shareholders of Cushing® MLP Premier Fund, Cushing® Renaissance Advantage Fund, and Cushing® Royalty Energy Income Fund at a special meeting approved the respective mergers into the corresponding MainStay Cushing Funds.

• Effective April 30, 2015, the MainStay Short Term Bond Fund changed its fiscal year end from October 31 to April 30;

• Effective June 1, 2015, the MainStay Short Term Bond changed its name to MainStay Tax Advantaged Short Term Bond Fund;

• MainStay Absolute Return Multi-Strategy Fund commenced operations on June 18, 2015;

• Effective April 8, 2016, MainStay Marketfield Fund merged with and into Marketfield Fund, a series of Trust for Professional Managers;

• Effective May 30, 2016, the MainStay Cushing Royalty Energy Income Fund changed its name to MainStay Cushing Energy Income Fund; and

• Effective February 28, 2018, the MainStay Tax Advantaged Short Term Bond Fund changed its name to MainStay MacKay Tax Advantaged Short Term Bond Fund.

The MainStay Funds

The MainStay Funds is an open-end management investment company (or mutual fund) formed as a Massachusetts business trust on January 9, 1986.

The MainStay Funds has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of The MainStay Funds are fully paid, non-assessable, redeemable, and freely transferable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2013:

• MainStay Flexible Bond Opportunities Fund changed its name to the MainStay Unconstrained Bond Fund effective February 28, 2013;

• Effective February 28, 2017, the MainStay Global High Income Fund changed its name to MainStay Emerging Markets Debt Fund;

• Effective February 28, 2017, the MainStay MAP Fund changed its name to MainStay MAP Equity Fund; and

• Effective February 28, 2018, the following name changes occurred:

Old Name	New Name
MainStay Common Stock Fund	MainStay MacKay Common Stock Fund
MainStay Convertible Fund	MainStay MacKay Convertible Fund
MainStay Emerging Markets Debt Fund	MainStay MacKay Emerging Markets Debt Fund
MainStay Government Fund	MainStay MacKay Government Fund
MainStay High Yield Corporate Bond Fund	MainStay MacKay High Yield Corporate Bond Fund
MainStay International Equity Fund	MainStay MacKay International Equity Fund
MainStay Tax Free Bond Fund	MainStay MacKay Tax Free Bond Fund
MainStay Unconstrained Bond Fund	MainStay MacKay Unconstrained Bond Fund

Special Considerations for the MainStay MacKay S&P 500 Index Fund. "Standard & Poor's," "S&P 500®," "S&P®," “S&P,” "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of New York Life Investments, the Fund's Manager. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the Fund. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund, or in the determination or calculation of the equation by which the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the Fund, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

Voting Rights

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. For example, Class A, Investor Class, Class B, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Shareholder and Board Member Liability

Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of The MainStay Funds. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that The MainStay Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust for The MainStay Funds further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the MainStay Funds Trust shall be personally liable for the obligations of the MainStay Funds Trust or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the MainStay Funds Trust of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the MainStay Funds Trust may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the MainStay Funds Trust, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the MainStay Funds Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the MainStay Funds Trust, when acting in such capacity, shall be personally liable to any person other than the MainStay Funds Trust or its shareholders for any act, omission or obligation of the MainStay Funds Trust or any Trustee or officer of the MainStay Funds Trust. The Declaration of Trust further provides that a Trustee or officer of the MainStay Funds Trust shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the MainStay Funds Trust or its shareholders to which the Trustee or officer would otherwise be subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Registration Statements

This SAI and the Prospectuses do not contain all the information included in the registration statements filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Independent Registered Public Accounting Firm

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the independent registered public accounting firm for the MainStay Funds described in this SAI. KPMG LLP audits the financial statements of the Funds and may provide other audit, tax, and related services as pre-approved by the Audit Committee.

Transfer Agent

NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NYLIM Service Company has its principal office and place of business at 30 Hudson Street, Jersey City, New Jersey 07302. Pursuant to its Transfer Agency and Service Agreements with the Funds dated October 1, 2008, as amended, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay NYLIM Service Company fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM Service Company. For purposes of allocating these fees and expenses, each Fund combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets. A Fund's Class R6 shares, if any, are not combined with any other share class for this purpose.

NYLIM Service Company has entered into a Sub-Transfer Agency and Service Agreement with DST located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 and pays to DST per account and per transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, DST deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts. DST will perform certain of the services for which NYLIM Service Company is responsible.

In addition, the Funds or NYLIM Service Company or an affiliate may contract with other service organizations, including affiliates of NYLIM Service Company and broker/dealers and other financial institutions, to compensate them for providing sub-transfer agency and other administrative services with respect to beneficial owners of Fund shares held through omnibus accounts.

Sub-Administrator

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and subledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Custodian

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the cash and securities of the Funds, and has subcustodial agreements for holding such Funds' foreign assets. For providing these services, State Street is compensated by the Funds.

Legal Counsel

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1900 K Street, NW, Washington, District of Columbia 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

The following table sets forth information concerning beneficial and record ownership, as of January 31, 2018 of the Funds' shares by each person who beneficially or of record owned 5% or more of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2018 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund. A shareholder who controls a Fund may be able to determine the outcome of a proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the management agreement with the Manager or Subadvisor.

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MainStay Balanced Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,690,748.112	19.57%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	56,322.387	7.66%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	63,451.803	8.62%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	280,878.641	9.80%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	328,743.478	11.47%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	323,230.913	11.28%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	323,580.322	11.29%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	252,738.207	8.82%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	194,413.701	6.78%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		AMERICAN ENTERPRISE INVESTMENT SVC	190,796.174	6.66%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	CHARLES SCHWAB & COMPANY INC	847,664.677	9.47%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	722,941.072	8.08%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	4,598,408.702	51.40%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	49,580.717	81.79%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		MATRIX TRUST COMPANY CUST. FBO	8,984.105	14.82%
		SADDLE BUTTE OPERATING, LLC
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	14,370.181	8.87%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		JOHN HANCOCK TRUST COMPANY LLC	87,319.778	53.92%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		STATE STREET BANK & TRUST FBO	18,158.566	11.21%
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		UBS WM USA	10,194.193	6.29%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		PAI TRUST COMPANY, INC.	9,981.427	6.16%
		EMS
		1300 ENTERPRISE DRIVE
		DE PERE WI 54115-4934
		MID ATLANTIC TRUST CO. FBO FBO	8,397.590	5.19%
		BELOIT MEMORAIL HOSPITAL INC ELIGIB
		KRISTINN ARMANN
		BELOIT WI 53511
	CLASS R3	FIIOC FBO	25,785.127	15.79%
		ACCRETIVE TECHNOLOGY GROUP INC 401K
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		STATE STREET BANK AND TRUST	55,774.890	34.15%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		NFS LLC FEBO	9,148.681	5.60%
		JOEL KIRSCHENSTEIN TTEE
		SAGE REALTY GRP PEN PL DEFND
		BENE
		2945 TOWNSGATE RD STE 200
		WESTLAKE VILLAGE CA 91361-5866
		JOHN HANCOCK TRUST COMPANY LLC	38,267.216	23.43%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R6	NEW YORK LIFE INVESTMENT MGMT	768.758	100.00%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay Candriam Emerging Markets Equity	CLASS A	NEW YORK LIFE INSURANCE COMPANY -	2,500.000	29.14%
		SSC
		ATTN: ARTHUR SETER
		51 MADISON AVENUE

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		NEW YORK NY 10010-1655
		CHIKAYO O DENISON	620.490	7.23%
		TOD REGISTRATION ON FILE
		NEW YORK LIFE TRUST CO	1,988.551	23.18%
		CUST FOR THE IRA OF
		MARGO J SPRENGER
		NEW YORK LIFE TRUST CO	3,468.880	40.44%
		CUST FOR THE IRA R/O
		BEATRICE LECHLAK
	INVESTOR	NEW YORK LIFE INSURANCE COMPANY -	2,500.000	53.12%
	CLASS	SSC
		ATTN: ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
		NEW YORK LIFE TRUST CO	958.773	20.37%
		CUST FOR THE IRA OF
		ROBIN M WAHBY
		NEW YORK LIFE TRUST CO	270.621	5.75%
		CUST FOR THE IRA OF
		MICHELLE VALENCIA
		JOHN D DICRESCENTIS CUST	335.468	7.13%
		MOLLY D SZABO UTMA-MA
		NEW YORK LIFE TRUST CO	410.355	8.72%
		CUST FOR THE IRA OF
		RAY JENNINGS
		PO BOX 545
		TERRY MS 39170-0545
	CLASS C	NEW YORK LIFE INSURANCE COMPANY -	2,500.000	100.00%
		SSC
		ATTN: ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS I	NEW YORK LIFE INSURANCE COMPANY -	990,000.000	16.89%
		SSC
		ATTN: ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	1,199,468.467	20.47%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,303,088.624	22.24%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	830,499.367	14.17%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,537,365.106	26.23%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Conservative Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,217,927.291	16.13%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	132,884.525	5.69%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	751,921.406	12.88%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	MERRILL LYNCH PIERCE FENNER &	99,947.275	9.72%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		EVERGREEN TEACHERS ASSOC	84,126.458	8.18%
		HEALTH & WELFARE TRUST
		PO BOX 5057
		SAN JOSE CA 95150-5057
		BB&T COMPANY OF VA CUST	52,518.086	5.11%
		FBO IPC PROTOTYPE PLAN
		C/O CYNTHIA JONES
		PO BOX 8095
		VIRGINIA BCH VA 23450-8095
		NATIONAL FINANCIAL SERVICES LLC	107,811.235	10.48%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		UBS WM USA	58,957.492	5.73%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		GREAT-WEST TRUST COMPANY LLC FBO	54,217.858	5.27%
		EMPLOYEE BENEFITS CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
		MID ATLANTIC TRUST COMPANY FBO	148,400.237	14.43%
		WILMINGTON HEALTH, PLLC RETIREMENT
		PLAN
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		CHARLES SCHWAB BANK. TTEE	64,924.359	6.31%
		WALSWORTH, FRANKLIN, BEVINS &
		MCCALL 703272
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
	CLASS R3	MATRIX TRUST COMPANY CUST. FBO	5,993.769	53.11%
		THOMA-SEA MARINE CONSTRUCTORS
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		NEW YORK LIFE INVESTMENT MGMT	2,441.648	21.63%
		TIMOTHY FLORIN TRA
		C/O MARY AULL

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	1,067.862	9.46%
		JEB S RAABE TTEE
		R&H REEFER & TRAILER REPAIR LL
		PSP
		640 COUNTY RD 345
MainStay Epoch Capital Growth Fund	CLASS A	DAVID M SMITH	3,737.282	29.49%
		301 COLE AVE
		BISBEE AZ 85603-1416
		HARRY E BONGARD	1,926.040	15.20%
		TOD REGISTRATION ON FILE
		7300 SCOT TER
		EDEN PRAIRIE MN 55346-3225
		NEW YORK LIFE TRUST CO	1,602.564	12.65%
		CUST FOR THE DCD IRA OF
		JOE W WILLIAMS DCD
		FBO DAVID E WILLIAMS
		8673 E PARKWAY S
		NEW YORK LIFE INSURANCE COMPANY	2,591.362	20.45%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
		CYNTHIA J MOORE	2,711.081	21.39%
		TOD REGISTRATION ON FILE
		138 CENTRAL ST
		FRAMINGHAM MA 01701-4118
	INVESTOR	ANURADHA KALLEY	1,134.336	17.16%
	CLASS	TOD REGISTRATION ON FILE
		9 VALERIE LN
		LAWRENCE TWP NJ 08648-1433
		JACK GORDON	354.291	5.36%
		REBECCA J GORDON JT WROS
		397 W EXCHANGE ST
		CRETE IL 60417-2223
		NEW YORK LIFE TRUST COMPANY	822.352	12.44%
		CUST FOR THE ROTH IRA OF
		DARAYUS NOSHIR KOLAH
		4405 JIM WEST ST
		BELLAIRE TX 77401-5203
		NEW YORK LIFE TRUST COMPANY	386.100	5.84%
		CUST FOR THE ROTH CONVERSION IRA OF
		MUTTAIYA PARAMESVARAN
		43448 25TH ST W
		LANCASTER CA 93536-5212
		NEW YORK LIFE INSURANCE COMPANY	2,589.819	39.19%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS C	JAVIER T AVALOS	825.389	21.88%
		TOD REGISTRATION ON FILE
		4425 W INA RD
		TUCSON AZ 85741-2209
		NEW YORK LIFE TRUST CO	374.252	9.92%
		CUST FOR THE IRA OF
		ROBERT P VELASQUEZ
		8208 MIDVALE RD
		YAKIMA WA 98908-9766
		NEW YORK LIFE INSURANCE COMPANY	2,573.149	68.20%
		ATTN ARTHUR SETER
		51 MADISON AVENUE

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		NEW YORK NY 10010-1655
	CLASS I	EPOCH INVESTMENT PARTNERS INC	2,510,948.447	27.61%
		ADAM BORAK CFO
		TIMOTHY T TAUSSIG COO
		399 PARK AVE FL 31
		NEW YORK NY 10022-4858
		NEW YORK LIFE INSURANCE CO	630,973.473	6.94%
		MAINSTAY VP CONSERVATIVE ALLOCAT
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	921,499.878	10.13%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,587,957.834	17.46%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	786,596.556	8.65%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	519,570.346	5.71%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	510,584.889	5.61%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE COMPANY	511,886.707	5.63%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
MainStay Epoch Global Choice Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	60,629.305	27.33%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		KENNETH W COLBURN JR &	38,099.085	17.18%
		JULIE A LUCAS JTWROS
		8090 TOBACCO VIEW COURT
		PORT TOBACCO MD 20677-3176
		UBS WM USA	13,029.039	5.87%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS C	MORGAN STANLEY SMITH BARNEY	4,148.523	5.09%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	16,194.422	19.86%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	6,668.507	8.18%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	6,486.043	7.95%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	12,195.174	14.96%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	8,492.896	10.42%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	NEW YORK LIFE INSURANCE CO	837,154.033	9.26%
		MAINSTAY VP CONSERVATIVE ALLOCAT
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,469,207.723	16.24%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	2,499,547.406	27.63%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,088,294.941	12.03%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	814,599.218	9.01%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	516,629.812	5.71%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	828,084.958	9.15%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Epoch Global Equity Yield Fund	CLASS A	RAYMOND JAMES	30,507,702.387	78.05%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ST PETERSBURG FL 33716-1100
	INVESTOR	TD AMERITRADE TRUST COMPANY	139,604.762	26.05%
	CLASS	P.O. BOX 17748
		DENVER CO 80217-0748
		JOHN HANCOCK TRUST COMPANY LLC	28,421.452	5.30%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS C	MORGAN STANLEY SMITH BARNEY	1,680,610.475	17.99%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	2,138,204.916	22.89%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		WELLS FARGO CLEARING SERVICES LLC	667,105.628	7.14%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	1,131,848.851	12.11%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	1,792,899.399	19.19%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MERRILL LYNCH PIERCE FENNER &	17,624,481.736	12.76%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	25,054,324.285	18.14%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	17,766,983.352	12.86%
		ATTN: MUTUAL FUNDS DEPT
		TEAM M 333/08-402
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
		AMERICAN ENTERPRISE INVESTMENT SVC	7,238,989.071	5.24%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	1,539.012	10.25%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		UBS WM USA	12,584.455	83.80%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		WEEHAWKEN NJ 07086-6761
		ASCENSUS TRUST COMPANY FBO	815.861	5.43%
		FPC CRYSTAL LAKE 401 IK PLAN 68491
		P.O. BOX 10758
		FARGO ND 58106-0758
	CLASS R3	MATRIX TRUST COMPANY CUST. FBO	8,516.597	32.12%
		EMMANUEL R. DE LA PAZ, DDS PROFIT S
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		NEW YORK LIFE INVESTMENT MGMT	1,562.194	5.89%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		MATRIX TRUST COMPANY CUST. FBO	4,183.539	15.78%
		WADE'S WOODWORKING INC 401K PLAN
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		MATRIX TRUST COMPANY CUST. FBO	8,117.137	30.61%
		MERRILL CONTRACTING & REMODELING, I
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		MATRIX TRUST COMPANY CUST. FBO	1,856.591	7.00%
		FRASCA FOOD AND WINE, INC.
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R6	WELLS FARGO BANK NA FBO	1,110,928.589	19.67%
		CITIZENS ENERGY GROUP RET PLAN
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533
		MAC & CO A/C 686360	1,506,259.947	26.68%
		ATTN: MUTUAL FUND OPERATIONS
		500 GRANT STREET
		ROOM 151-1010
		PITTSBURGH PA 15219-2502
		SEI PRIVATE TRUST COMPANY	714,338.567	12.65%
		C/O REGIONS BANK
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
		STATE OF INDIANA TRUSTEE	904,974.805	16.03%
		FBO STATE OF INDIANA DCP 401K
		C/O FASCORE LLC
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
		LINERCOURSE & CO AS CUST FOR	1,195,088.327	21.16%
		HEB BRAND SVGS & RET PLAN
		1200 CROWN COLONY DR
		M/S CC10313
		QUINCY MA 02169-0938
Mainstay Epoch International Choice Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	253,687.370	27.50%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	212,978.319	23.09%
		1 PERSHING PLAZA

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07399-0002
	CLASS C	MORGAN STANLEY SMITH BARNEY	16,864.162	5.52%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	16,628.047	5.44%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		UBS WM USA	175,178.264	57.31%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	NATIONAL FINANCIAL SERVICES LLC	2,210,371.690	14.43%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INSURANCE CO	1,199,739.273	7.83%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	3,127,629.280	20.42%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,894,269.212	12.37%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,044,310.451	6.82%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
	CLASS R1	PERSHING LLC	1,309.182	16.37%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		STATE STREET BANK AND TRUST	3,516.040	43.98%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		MATRIX TRUST COMPANY CUST. FBO	2,025.343	25.33%
		LOADPATH, LLC 401(K) PLAN
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	73,558.023	12.40%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET BANK & TRUST FBO	107,909.204	18.19%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		STATE STREET BANK AND TRUST	328,290.820	55.35%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
	CLASS R3	MERRILL LYNCH PIERCE FENNER &	41,167.389	20.39%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET BANK & TRUST FBO	42,047.597	20.83%
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		STATE STREET BANK AND TRUST	65,991.578	32.69%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		MG TRUST COMPANY CUST. FBO	10,765.784	5.33%
		NORTH BAY FAMILY MEDICAL CLINI
		717 17TH ST STE 1300
		DENVER CO 80202-3304
MainStay Epoch U.S. All Cap Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	393,112.212	28.29%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	13,660.638	7.54%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	19,250.446	9.61%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	11,931.404	5.96%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	24,532.674	12.25%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	11,756.651	5.87%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	NEW YORK LIFE PROGRESS-SHARING	6,300,149.135	25.37%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NATIONAL FINANCIAL SERVICES LLC	2,786,223.959	11.22%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INSURANCE CO	1,638,028.451	6.60%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	3,708,798.151	14.94%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		NEW YORK LIFE INSURANCE CO	2,401,604.315	9.67%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,468,721.192	5.91%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Epoch U.S. Equity Yield Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,336,538.630	15.97%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	389,172.038	11.94%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	577,899.658	17.74%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	167,686.747	5.15%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	280,373.310	8.60%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	265,646.857	8.15%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	284,551.241	8.73%
		OMNIBUS FOR MUTUAL FUNDS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MERRILL LYNCH PIERCE FENNER &	326,270.527	10.01%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS I	CHARLES SCHWAB & COMPANY INC	4,635,832.618	13.34%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	6,660,052.187	19.16%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INSURANCE CO	1,787,498.568	5.14%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,917,357.129	5.52%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	2,316,287.401	6.66%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
	CLASS R1	PERSHING LLC	35,415.210	48.22%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		FRONTIER TRUST COMPANY FBO	4,013.357	5.46%
		BUCKMAN, BUCKMAN & REID 401(K) AND
		PO BOX 10758
		FARGO ND 58106-0758
		NFS LLC FEBO	15,728.748	21.42%
		TRANSAMERICA LIFE INS COMPANY
		1150 S OLIVE ST
		LOS ANGELES CA 90015-2211
	CLASS R2	JOHN HANCOCK TRUST COMPANY LLC	110,715.843	31.53%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		STATE STREET BANK AND TRUST	49,219.555	14.02%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		NATIONWIDE TRUST COMPANY FSB	104,941.382	29.88%
		C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029
	CLASS R3	MORGAN STANLEY SMITH BARNEY	23,121.895	7.91%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07311
		STATE STREET BANK AND TRUST	109,587.780	37.50%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		ASCENSUS TRUST COMPANY FBO	15,808.025	5.41%
		LAW OFFICES OF ROBERT W. RIPLEY AND
		P.O. BOX 10758
		FARGO ND 58106-0758
		FRONTIER TRUST COMPANY FBO	25,658.088	8.78%
		WATSON FAMILY DENTISTRY EE SAVINGS
		PO BOX 10758
		FARGO ND 58106-0758
	CLASS R6	SEI PRIVATE TRUST COMPANY	36,804.966	98.50%
		C/O ID 243 JOHNSON TRUST ETS
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
MainStay Epoch U.S. Small Cap Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,149,116.068	20.76%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	92,649.347	14.06%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	115,496.028	17.53%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	74,028.935	11.24%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	55,377.759	8.41%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	NEW YORK LIFE PROGRESS-SHARING	2,454,010.445	21.95%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE INSURANCE CO	1,542,911.790	13.80%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,382,914.925	12.37%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	726,546.235	6.50%
		MAINSTAY CONSERV ALLOCATION FUND

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	2,685,298.816	24.02%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	1,613.522	49.78%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		FRONTIER TRUST COMPANY FBO	1,091.041	33.66%
		KEVIN AYRES IND 401K 472171
		P.O. BOX 10758
		FARGO ND 58106-0758
		MG TRUST COMPANY CUST. FBO	536.676	16.56%
		ARLINGTON CENTRAL SCHOOL DIST 403B
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	1,637.798	34.41%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		UBS WM USA	342.144	7.19%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RELIANCE TRUST CO CUSTODIAN	2,779.337	58.40%
		FBO PENTEGRA OMNIBUS
		PO BOX 48529
		ATLANTA GA 30362-1529
	CLASS R3	PM ALLIANCE INC 401K PLAN 401K	503.030	9.17%
		THOMAS STEVENS TTEE
		FBO CHARLES R HUNT
		PO BOX 621
		TUCKER GA 30085-0621
		NEW YORK LIFE INVESTMENT MGMT	1,140.650	20.80%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		JERSEY CITY NJ 07302-4600
		MONTEBELLO PROFESSIONAL PHARMACY	2,092.456	38.15%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3776
		NFS LLC FEBO	953.184	17.38%
		AKINWUNMI O ODUSOLA TTEE
		HEALTHYBENEFITSRX INDIVIDUAL
		401K
		71 PROBASCO RD
		EAST WINDSOR NJ 08520-5534
MainStay Floating Rate Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	11,069,392.043	28.35%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07310-1995
		RAYMOND JAMES	6,107,573.126	15.64%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS B	MERRILL LYNCH PIERCE FENNER &	103,007.400	16.03%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	58,687.274	9.13%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	45,361.509	7.06%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	91,664.139	14.27%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS C	MORGAN STANLEY SMITH BARNEY	1,334,537.622	8.41%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	1,181,632.630	7.45%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,504,823.453	9.48%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	1,075,515.137	6.78%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	1,023,813.308	6.45%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	4,435,316.434	27.95%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
	CLASS I	CHARLES SCHWAB & CO INC	18,350,916.435	18.40%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SAN FRANCISCO CA 94105-1905
		CHARLES SCHWAB & CO INC	16,973,905.945	17.02%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		BAND & CO US BANK	13,166,190.778	13.20%
		PO BOX 1787
		MILWAUKEE WI 53201-1787
		RAYMOND JAMES	5,827,790.317	5.84%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		COLORADO OFFICIALS & EE RET ASSOC	6,846,370.494	6.86%
		CCOERA 401A & 457 PLANS
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
	CLASS R3	JUDY P.C. DEFINED BENEFIT PLAN &	759.076	11.75%
		TRUST
		CLAINE D JUDY PRESIDENT
		3688 SUMMIT DRIVE
		POCATELLO ID 83201
		NEW YORK LIFE INVESTMENT MGMT	3,015.187	46.67%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		MID ATLANTIC TRUST COMPANY FBO	2,686.261	41.58%
		TRIANGLE SPORTS INC 401(K) PROFIT S
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
MainStay Growth Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,767,521.288	11.58%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	261,720.761	14.43%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	MERRILL LYNCH PIERCE FENNER &	27,247.385	6.74%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	48,232.636	11.93%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		EVERGREEN TEACHERS ASSOC	61,470.424	15.21%
		HEALTH & WELFARE TRUST
		PO BOX 5057
		SAN JOSE CA 95150-5057
		NEW YORK LIFE AGENTS	79,547.765	19.68%
		REINSURANCE COMPANY
		C/O CHRIS FIEND
		30 HUDSON ST 23RD FLOOR

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07302-4600
		NYLARC HOLDINGS COMPANY	33,273.761	8.23%
		51 MADISON AVE
		NEW YORK NY 10010-1603
		NATIONAL FINANCIAL SERVICES LLC	41,945.738	10.38%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		AMERICAN ENTERPRISE INVESTMENT SVC	41,315.619	10.22%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS R3	NFS LLC FEBO	7,271.480	37.06%
		WOOSIM LEE TTEE
		SLAUSON OIL INC DEFND BENEFIT
		947 S GRAMERCY DR
		LOS ANGELES CA 90019-2209
		MATRIX TRUST COMPANY CUST. FBO	1,154.640	5.88%
		THOMA-SEA MARINE CONSTRUCTORS
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		NFS LLC FEBO	1,803.097	9.19%
		BARBARA KLAFF TTEE
		CAPE CONSTRUCTION LLC PSP
		FBO GARRICK BLOUNT
		1206 LASKIN RD STE 150
		VIRGINIA BEACH VA 23451-5267
		PM ALLIANCE INC 401K PLAN	2,728.528	13.91%
		THOMAS STEVENS TTEE
		FBO CHARLES R HUNT
		PO BOX 621
		TUCKER GA 30085-0621
		NEW YORK LIFE INVESTMENT MGMT	2,110.769	10.76%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		BARBERIO ENTERPRISES INC PSP	2,800.867	14.27%
		DBA WESTCO SRVCE CO
		MARIA BARBERIO TTEE
		9691 SUNLAND BLVD
		SUNLAND CA 91040-1450
MainStay Income Builder Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,592,004.183	13.73%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	1,811,548.609	5.41%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS B	MERRILL LYNCH PIERCE FENNER &	217,727.603	11.34%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T99
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	137,467.967	7.16%
		FOR THE EXCLUSIVE BENEFIT OF OUR

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	106,252.248	5.53%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	163,718.901	8.53%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	1,371,538.010	10.09%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	1,442,783.070	10.61%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	823,229.268	6.05%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	734,744.712	5.40%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	2,574,693.503	18.94%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	964,551.202	7.09%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	1,881,305.466	13.84%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	1,542,336.862	11.34%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	MORGAN STANLEY SMITH BARNEY	2,203,424.408	5.73%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	6,328,902.397	16.46%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		JOHN HANCOCK TRUST COMPANY LLC	3,128,568.105	8.14%
		690 CANTON ST STE 100

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	5,461,971.646	14.21%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		LPL FINANCIAL	3,522,001.439	9.16%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	2,862,495.063	7.44%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	2,448,605.140	6.37%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	3,413,030.613	8.88%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	120,593.490	57.21%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		UBS WM USA	26,415.426	12.53%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	18,935.894	8.98%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MATRIX TRUST COMPANY CUST. FBO	15,343.703	7.28%
		BRANDYWINE EYE CENTER, PA
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		MATRIX TRUST COMPANY CUST. FBO	27,742.537	13.16%
		UNITED ASSOC GEN OFFICERS AND EMPLO
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R3	NFS LLC FEBO	1,253.995	13.07%
		ADITYA VERMA P/ADM
		ADITYA VERMA MD INC 401K PSP
		AND TR
		VISALIA CA 93291-5322
		ADITYA VERMA MD INC DEFINED BENEFIT	777.430	8.10%
		ADITYA VERMA TTEE
		5448 W DE LAS ROBLES
		VISALIA CA 93291-5322

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ADITYA VERMA MD INC DEFINED BENEFIT	510.830	5.33%
		ADITYA VERMA TTEE
		5448 W DE LAS ROBLES
		VISALIA CA 93291-5322
		NEW YORK LIFE INVESTMENT MGMT	1,577.992	16.45%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	5,390.836	56.20%
		PHILIP E LISLE
		CAMERON COY TTEE
		YA DEFINED BENEFIT PLAN
		1132 OLYMPIC DR
		CORONA CA 92881-3390
MainStay Indexed Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	659,907.668	33.80%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	242,630.898	12.43%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	NORTHERN INYO COUNTY LOCAL	1,046,901.038	9.20%
		HOSPITAL DISTRICT
		C/O VICTORIA ALEXANDER-LANE
		150 PIONEER LN
		BISHOP CA 93514-2599
		JOHN HANCOCK TRUST COMPANY LLC	1,170,398.805	10.28%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		MAINSTAY RETIREMENT 2010 FUND	659,035.678	5.79%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	844,537.251	7.42%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	6,111,680.540	53.70%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Large Cap Growth Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	12,921,474.374	14.13%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	25,280,044.861	27.64%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & COMPANY INC	9,275,958.470	10.14%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	INVESTOR	TAYNIK & CO	667,386.686	5.67%
	CLASS	C/O INVESTORS BANK & TRUST
		PO BOX 5501
		BOSTON MA 02206-5501
		PIMS/PRUDENTIAL RETIREMENT	1,106,291.684	9.40%
		AS NOMINEE FOR THE TTEE/CUST PL 764
		MSX INTERNATIONAL, INC.
		26555 EVERGREEN ROAD
		SUITE 1300
		SOUTHFIELD MI 48076-4255
		DCGT AS TTEE AND/OR CUST	943,536.687	8.02%
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001
	CLASS B	MERRILL LYNCH PIERCE FENNER &	222,437.036	5.66%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	198,532.809	5.05%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	4,211,839.814	15.20%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	10,349,552.646	37.35%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,655,388.399	5.97%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	2,767,973.855	9.99%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	2,069,544.200	7.47%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	1,556,685.369	5.62%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MERRILL LYNCH PIERCE FENNER &	59,253,361.288	8.72%
		SMITH INC - FOR THE SOLE BENEFIT

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & COMPANY INC	78,208,271.680	11.51%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	152,963,709.950	22.51%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	55,299,902.381	8.14%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		JOHN HANCOCK TRUST COMPANY LLC	47,579,988.238	7.00%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		WELLS FARGO BANK FBO	44,008,097.829	6.48%
		VARIOUS RETIREMENT PLANS
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076
	CLASS R1	CHARLES SCHWAB & CO INC	34,847,476.928	21.98%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		TIAA, FSB CUST/TTEE FBO:	12,680,197.508	8.00%
		RETIREMENT PLANS FOR WHICH
		TIAA ACTS AS RECORDKEEPER
		ATTN: TRUST OPERATIONS
		211 N BROADWAY STE 1000
		SAINT LOUIS MO 63102-2748
		NFS LLC FEBO	56,811,086.798	35.83%
		STATE STREET BANK TRUST CO
		TTEE VARIOUS RETIREMENT PLANS
		440 MAMARONECK AVE
		HARRISON NY 10528-2418
		NFS LLC FEBO	20,283,840.582	12.79%
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY KW1C
		COVINGTON KY 41015-1987
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	11,796,479.943	37.27%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	1,804,821.295	5.70%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		JOHN HANCOCK TRUST COMPANY LLC	2,006,321.492	6.34%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		STATE STREET BANK AND TRUST	2,219,150.539	7.01%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
	CLASS R3	MERRILL LYNCH PIERCE FENNER &	974,902.666	13.01%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET BANK AND TRUST	1,046,117.360	13.96%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		VOYA RETIREMENT INSURANCE AND	2,032,286.014	27.12%
		ANNUITY COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773
		DCGT AS TTEE AND/OR CUST	396,418.213	5.29%
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001
	CLASS R6	CHARLES SCHWAB & CO INC	18,419,681.749	8.54%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		VANGUARD FIDUCIARY TRUST CO	18,066,965.072	8.37%
		PO BOX 2600 VM 613
		ATTENTION: OUTSIDE FUNDS
		VALLEY FORGE PA 19482-2600
		WELLS FARGO BANK FBO	11,028,472.124	5.11%
		VARIOUS RETIREMENT PLANS
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076
		NFS LLC FEBO	58,140,775.680	26.95%
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987
		PIMS/PRUDENTIAL RETIREMENT	15,043,911.366	6.97%
		AS NOMINEE FOR THE TTEE/CUST PL 763
		FERGUSON ENTERPRISES, INC.
		12500 JEFFERSON AVE
		NEWPORT NEWS VA 23602-4314
MainStay MacKay California Tax Free Opportunities Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	776,950.747	7.60%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	2,716,253.857	26.56%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,636,867.993	16.00%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	545,710.540	5.34%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	1,142,619.403	11.17%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	746,285.959	7.30%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS C	MORGAN STANLEY SMITH BARNEY	328,580.316	12.17%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	623,601.268	23.10%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	196,079.422	7.26%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		PERSHING LLC	305,079.867	11.30%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	354,199.371	13.12%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	311,425.588	11.54%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RBC CAPITAL MARKETS LLC	139,678.139	5.17%
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET PO8
		MINNEAPOLIS MN 55402-4413
		RAYMOND JAMES	150,897.512	5.59%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY	2,796,806.548	17.57%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	7,949,598.307	49.95%
		SMITH INC - FOR THE SOLE BENEFIT

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,491,225.269	9.37%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	912,515.118	5.73%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
MainStay MacKay Common Stock Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	549,062.973	24.16%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		UBS WM USA	118,010.095	5.19%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS B	MERRILL LYNCH PIERCE FENNER &	14,086.002	5.09%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS C	MORGAN STANLEY SMITH BARNEY	88,570.252	12.94%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	132,855.646	19.41%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	117,333.242	17.14%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	62,141.347	9.08%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	44,170.924	6.45%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	ROMAN CATHOLIC BISHOP OF	191,142.055	5.32%
		PORTLAND A CORPORATION SOLE
		C/O DAVID TWOMEY
		NATIONAL FINANCIAL SERVICES LLC	184,764.647	5.15%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CAPINCO C/O US BANK	387,302.803	10.79%
		PO BOX 1787
		MILWAUKEE WI 53201-1787
		MAINSTAY RETIREMENT 2020 FUND	225,254.055	6.27%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		MAINSTAY RETIREMENT 2030 FUND	730,505.108	20.34%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		MAINSTAY RETIREMENT 2040 FUND	726,381.215	20.23%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		MAINSTAY RETIREMENT 2050 FUND	392,856.493	10.94%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
	CLASS R3	NFS LLC FEBO	319.688	8.79%
		JACK C HOEY CHERYL A HOEY TTEE VALL
		EY DENTAL CARE DBP LIBBY ERICKSON
		NFS LLC FEBO	1,694.743	46.57%
		WOOSIM LEE TTEE
		SLAUSON OIL INC DEFND BENEFIT
		NEW YORK LIFE INVESTMENT MGMT	1,378.121	37.87%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay MacKay Convertible Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	6,399,065.541	22.47%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		CHARLES SCHWAB & CO INC	2,044,610.629	7.18%
		SPECIAL CUSTODY ACCT FOR BENEFIT
		CUSTOMERS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
	CLASS B	MERRILL LYNCH PIERCE FENNER &	72,254.462	6.69%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		NATIONAL FINANCIAL SERVICES LLC	67,625.115	6.26%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	864,902.285	18.03%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	701,061.366	14.62%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	393,415.384	8.20%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	391,460.006	8.16%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	461,098.398	9.61%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	363,845.272	7.59%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	274,855.697	5.73%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY	1,695,297.171	5.68%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	3,116,510.208	10.44%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	4,456,661.812	14.93%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	3,374,880.079	11.31%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	2,081,770.213	6.97%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		AMERICAN ENTERPRISE INVESTMENT SVC	1,753,055.039	5.87%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
MainStay MacKay Emerging Markets Debt Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,485,321.207	35.30%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	51,212.015	9.99%
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	47,597.369	9.29%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	47,007.818	9.17%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	365,124.969	14.52%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	168,387.222	6.69%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	271,796.502	10.81%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	142,117.094	5.65%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	380,911.666	15.14%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	308,293.305	12.26%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY	136,620.249	7.97%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	191,324.868	11.16%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	89,222.678	5.21%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	295,697.809	17.25%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	219,328.930	12.80%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MITRA & CO FBO NG	507,605.943	29.61%
		C/O M&I TRUST CO., NA
		11270 WEST PARK PLACE
		SUITE 400 ATTN: MUTUAL FUNDS
		MILWAUKEE WI 53224-3638
MainStay MacKay Emerging Markets Equity Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	524,398.172	40.92%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	183,995.842	14.36%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	169,280.026	13.21%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	67,323.717	28.71%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	21,850.569	9.32%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		RAYMOND JAMES	75,583.580	32.23%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	NEW YORK LIFE INSURANCE CO	2,167,870.227	20.06%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	3,148,227.077	29.13%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,509,346.748	13.97%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	3,853,909.934	35.66%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay MacKay Government Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	837,748.624	8.78%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	35,833.183	6.77%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T88
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	29,403.741	5.56%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS C	MERRILL LYNCH PIERCE FENNER &	99,398.888	9.53%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	142,282.023	13.64%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	54,690.088	5.24%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	150,423.219	14.42%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	120,961.744	11.59%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MERRILL LYNCH PIERCE FENNER &	167,331.675	19.93%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		JOHN HANCOCK TRUST COMPANY LLC	284,111.793	33.84%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		UBS WM USA	42,873.923	5.11%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	123,479.834	14.71%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		THE NORTHERN TRUST COMPANY	122,035.895	14.54%
		FBO SC JOHNSON & SON
		PO BOX 92956
		CHICAGO IL 60675-0001
MainStay MacKay Growth Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	786,612.780	6.54%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	16,179.173	10.51%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	13,336.226	8.67%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		RBC CAPITAL MARKETS LLC	7,756.000	5.04%
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET PO8
		RAYMOND JAMES	20,272.824	13.17%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
	CLASS I	MAINSTAY RETIREMENT 2030 FUND	202,308.299	8.03%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		MAINSTAY RETIREMENT 2040 FUND	165,236.163	6.56%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	430,812.982	17.10%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	438,653.011	17.41%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	152,454.863	6.05%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	557,728.900	22.14%
		MAINSTAY MODERATE GROWTH ALLOC FD

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	1,258.953	78.70%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		ASCENSUS TRUST COMPANY FBO	340.665	21.30%
		MESHOPPEN STONE INC. 401(K) 206469
		P.O. BOX 10758
		FARGO ND 58106-0758
MainStay MacKay High Yield Corporate Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	144,134,154.302	22.81%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	1,444,079.886	8.14%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T95
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,124,135.494	6.34%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	2,763,979.634	15.59%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	1,250,409.456	7.05%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	10,649,584.367	9.37%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	7,220,046.601	6.35%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	12,437,170.238	10.94%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	7,026,062.215	6.18%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	7,606,180.098	6.69%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CHARLES SCHWAB & CO INC	6,991,979.692	6.15%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	12,583,970.608	11.07%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	7,636,106.377	6.72%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY	42,806,892.169	6.16%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		CHARLES SCHWAB & COMPANY INC	58,895,809.705	8.47%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		LPL FINANCIAL	50,631,675.733	7.28%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	86,730,289.783	12.47%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	139,445,193.376	20.06%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		MFD STREETSIDE LOCATION	97,097,582.247	13.97%
		ATTN DENEENA HANRAHAN
		700 MARYVILLE CENTRE DR
		ST LOUIS MO 63141-5824
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	6,091.250	98.71%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	288,877.813	19.77%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET BANK & TRUST FBO	272,196.526	18.62%
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		UBS WM USA	168,605.337	11.54%
		OMNI ACCOUNT M/F

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	NFS LLC FEBO	7,016.062	11.16%
		WOOSIM LEE TTEE
		SLAUSON OIL INC DEFND BENEFIT
		947 S GRAMERCY DR
		LOS ANGELES CA 90019-2209
		ONZA RACING CORP DEF BENEFIT PLAN	17,526.819	27.88%
		HAMILTON CHEN TTEE
		9800 RESEARCH DR
		IRVINE CA 92618-4310
		NFS LLC FEBO	4,381.705	6.97%
		YING ZHOU TTEE
		DR ZHOUS OBGYN PROF CORP DEFND
		BENEFIT P
		1750 EL CAMINO REAL STE 102
		BURLINGAME CA 94010-3210
		MONTEBELLO PROFESSIONAL PHARMACY	10,243.577	16.29%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3776
		NFS LLC FEBO	5,133.036	8.16%
		AKINWUNMI O ODUSOLA TTEE
		HEALTHYBENEFITSRX INDIVIDUAL
		401K
		71 PROBASCO RD
		EAST WINDSOR NJ 08520-5534
	CLASS R6	CHARLES SCHWAB & CO INC	204,347,597.621	92.01%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
MainStay MacKay High Yield Municipal Bond Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	8,081,118.848	10.93%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	8,213,408.293	11.11%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	14,243,063.651	19.26%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	8,108,803.387	10.97%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	5,930,647.396	8.02%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	6,499,709.353	8.79%
		OMNIBUS FOR MUTUAL FUNDS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS C	MORGAN STANLEY SMITH BARNEY	4,444,252.476	13.84%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	7,529,225.615	23.44%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		WELLS FARGO CLEARING SERVICES LLC	3,983,409.845	12.40%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	3,254,150.335	10.13%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	4,072,121.741	12.68%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	1,644,900.581	5.12%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	MORGAN STANLEY SMITH BARNEY	14,713,900.935	8.39%
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	43,712,841.751	24.93%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	27,501,161.448	15.69%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		LPL FINANCIAL	10,768,787.949	6.14%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	16,190,883.729	9.24%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	10,368,816.561	5.91%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ST LOUIS MO 63103-2523
		UBS WM USA	13,100,985.048	7.47%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	12,268,460.517	7.00%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	10,404,687.310	5.93%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
MainStay MacKay International Equity Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	733,084.634	20.80%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	20,180.469	5.12%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	27,736.052	5.10%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	109,394.407	20.12%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		PERSHING LLC	50,649.899	9.32%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	69,894.665	12.86%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	37,024.136	6.81%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	52,286.436	9.62%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	NEW YORK LIFE INS CO EMPLOYEES	1,289,145.600	10.16%
		HEALTH AND LIFE BENEFIT
		TRUST LIFE BENEFITS
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE INS. CO. AGENTS'	1,291,345.810	10.18%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		HEALTH AND LIFE BENEFIT
		TRUST LIFE BENEFITS
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE FOUNDATION	668,972.247	5.27%
		51 MADISON AVE BSMT 1B RM 252
		NEW YORK NY 10010-1655
		NEW YORK LIFE PROGRESS-SHARING	5,617,879.075	44.27%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NATIONAL FINANCIAL SERVICES LLC	1,039,111.343	8.19%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	137,193.098	90.92%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	ASCENSUS TRUST COMPANY FBO	6,516.662	7.84%
		BLUEMARK CAPITAL 401(K) 208754
		P.O. BOX 10758
		FARGO ND 58106-0758
		MERRILL LYNCH PIERCE FENNER &	50,813.800	61.14%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIIOC FBO	6,963.748	8.38%
		ALLIANT ASSET MANAGEMENT CO LLC
		401 (K) PSP
		100 MAGELLAN WAY
		KWIC
		COVINGTON KY 41015-1987
		FRONTIER TRUST COMPANY FBO	4,884.073	5.88%
		FLEXIINTERNATIONAL SOFTWARE, INC.
		PO BOX 10758
		FARGO ND 58106-0758
	CLASS R3	FIIOC FBO	3,919.827	5.15%
		METZ WOOD HARDER INC 401K PSP
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		MASS MUTUAL LIFE INSURANCE CO	11,887.090	15.62%
		1295 STATE ST # C105
		SPRINGFIELD MA 01111-0001
		DR. KAM FBO	5,900.550	7.75%
		DAVID N KAM DDS PC 401(K) PROFIT SH
		FRONTIER TRUST COMPANY FBO	11,946.733	15.70%
		CHATTANOOGA'S PROGRAM IN WOMENS
		ONCOLOGY 401K
		PO BOX 10758
		FARGO ND 58106-0758
		MG TRUST COMPANY CUST. FBO	5,386.757	7.08%
		INTERNATIONAL PRODUCTS CORPORATION
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PAI TRUST COMPANY, INC.	6,668.709	8.76%
		OA TAX PARTNERS, LTD 401(K) P/S PLA
		1300 ENTERPRISE DRIVE
		DE PERE WI 54115-4934
		MID ATLANTIC TRUST COMPANY FBO	6,628.896	8.71%
		CMR USA LLC 401(K) PROFIT SHARING P
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
MainStay MacKay International Opportunities Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	321,288.048	5.50%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	1,555,887.910	26.62%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	730,667.151	12.50%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	311,533.993	5.33%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	423,154.528	7.24%
		SPECIAL CUSTODY ACCT FOR BENEFIT
		CUSTOMERS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	457,174.174	7.82%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		UBS WM USA	322,232.554	5.51%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		AMERICAN ENTERPRISE INVESTMENT SVC	337,825.995	5.78%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	INVESTOR	MATRIX TRUST COMPANY TRUSTEE	28,506.508	6.11%
	CLASS	LIGHTING DYNAMICS INC. 401(K) PSP
		717 17TH ST STE 1300
		DENVER CO 80202-3304
		CHARLES SCHWAB & COMPANY INC	60,964.354	13.07%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
	CLASS C	MORGAN STANLEY SMITH BARNEY	769,532.398	16.05%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	798,453.843	16.65%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PERSHING LLC	282,141.145	5.89%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	534,376.713	11.15%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	358,986.348	7.49%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	617,743.732	12.89%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	758,376.599	15.82%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	MORGAN STANLEY SMITH BARNEY	4,233,900.147	6.02%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	5,211,685.401	7.41%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INSURANCE CO	5,301,454.593	7.54%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	13,553,502.542	19.28%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	8,101,286.849	11.52%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	4,486,824.092	6.38%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		AMERICAN ENTERPRISE INVESTMENT SVC	6,896,511.504	9.81%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
Mainstay MacKay New York Tax Free Opportunities Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	4,795,442.388	32.10%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	2,693,550.754	18.03%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	1,562,110.290	10.46%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		UBS WM USA	2,277,304.706	15.24%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	INVESTOR	BRENDA HANNON	2,934.937	8.95%
	CLASS	TOD REGISTRATION ON FILE
	CLASS C	MORGAN STANLEY SMITH BARNEY	969,667.296	20.46%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	1,845,989.026	38.95%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	719,171.903	15.18%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		UBS WM USA	274,239.154	5.79%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	MORGAN STANLEY SMITH BARNEY	1,298,048.375	18.99%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	2,727,795.465	39.91%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	421,575.034	6.17%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		UBS WM USA	730,879.857	10.69%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		AMERICAN ENTERPRISE INVESTMENT SVC	972,064.497	14.22%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
MainStay MacKay S&P 500 Index Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,776,276.669	15.51%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JOHN HANCOCK TRUST COMPANY LLC	1,444,416.507	12.61%
		690 CANTON ST STE 100

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	11,975,184.446	82.08%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
MainStay MacKay Short Duration High Yield Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	23,547,399.450	60.98%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	4,139,968.574	10.72%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
	CLASS C	MORGAN STANLEY SMITH BARNEY	473,385.296	9.38%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	450,501.536	8.93%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	665,293.997	13.19%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	392,685.864	7.78%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		UBS WM USA	261,916.262	5.19%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	904,789.890	17.93%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	350,164.286	6.94%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	MORGAN STANLEY SMITH BARNEY	9,270,245.186	14.77%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	5,916,186.328	9.43%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	8,938,704.583	14.25%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	6,101,696.707	9.72%
		SPECIAL CUSTODY ACCT FOR BENEFIT
		CUSTOMERS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NEW YORK LIFE INSURANCE CO	4,697,302.971	7.49%
		MAINSTAY VP MODERATE GROWTH ALLOC
		(57230
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		AMERICAN ENTERPRISE INVESTMENT SVC	3,954,470.680	6.30%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS R2	PERSHING LLC	1,311.401	15.38%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NEW YORK LIFE INVESTMENT MGMT	3,132.223	36.73%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		UBS WM USA	4,084.991	47.90%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	JUDY P.C. DEFINED BENEFIT PLAN &	709.381	14.49%
		TRUST
		CLAINE D JUDY PRESIDENT
		NFS LLC FEBO	1,261.655	25.78%
		YING ZHOU TTEE
		DR ZHOUS OBGYN PROF CORP DEFND
		BENEFIT P
		1750 EL CAMINO REAL STE 102
		BURLINGAME CA 94010-3210
		NEW YORK LIFE INVESTMENT MGMT	2,923.412	59.73%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay MacKay Tax Free Bond Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	11,913,990.152	7.40%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T79
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	93,207,044.541	57.93%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MORGAN STANLEY SMITH BARNEY	744,671.810	44.47%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	118,646.808	7.09%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T83

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	104,822.961	6.26%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	209,736.006	12.53%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	2,927,336.157	12.39%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	5,416,241.723	22.93%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,259,298.195	5.33%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	3,968,586.375	16.80%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	2,930,780.679	12.41%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	MORGAN STANLEY SMITH BARNEY	15,690,401.137	14.48%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	45,967,938.819	42.42%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & COMPANY INC	5,489,960.460	5.07%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	6,408,522.275	5.91%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		WELLS FARGO CLEARING SERVICES LLC	5,434,197.543	5.01%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	13,082,580.796	12.07%
		OMNI ACCOUNT M/F

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
MainStay MacKay Total Return Bond Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	308,064.234	5.97%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,389,689.059	26.95%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	37,078.099	9.04%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	30,216.828	7.36%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		PERSHING LLC	45,663.733	11.13%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	26,832.442	6.54%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	77,922.444	18.99%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	105,283.906	5.77%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	193,244.356	10.59%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	229,590.766	12.58%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	206,304.530	11.30%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	258,543.106	14.16%
		OMNI ACCOUNT M/F

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	143,987.278	7.89%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	NEW YORK LIFE INSURANCE CO	10,463,728.160	9.50%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	6,763,476.696	6.14%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		UBATCO & CO	24,033,402.966	21.82%
		FBO COLLEGE SAVINGS GROUP
		PO BOX 82535
		LINCOLN NE 68501-2535
		UBATCO & CO FBO ACES TRUST FUND	9,254,540.703	8.40%
		6811 S 27TH ST
		LINCOLN NE 68512-4823
		AMERICAN ENTERPRISE INVESTMENT SVC	24,823,057.150	22.54%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	395,921.610	99.41%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	2,697.074	28.79%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		UBS WM USA	6,672.068	71.21%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	NFS LLC FEBO	1,177.154	27.40%
		YING ZHOU TTEE
		DR ZHOUS OBGYN PROF CORP DEFND
		BENEFIT P
		NEW YORK LIFE INVESTMENT MGMT	2,522.184	58.71%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	594.265	13.83%
		JACK C HOEY CHERYL A HOEY TTEE VALL
		EY DENTAL CARE DBP LIBBY ERICKSON
	CLASS R6	NEW YORK LIFE INVESTMENT MGMT	2,548.892	97.27%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay MacKay U.S. Equity Opportunities Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,727,278.546	35.88%
		FOR THE EXCLUSIVE BENEFIT OF OUR

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		PERSHING LLC	1,015,689.525	7.71%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		RAYMOND JAMES	1,204,620.739	9.14%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		AMERICAN ENTERPRISE INVESTMENT SVC	1,018,874.093	7.73%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS C	MORGAN STANLEY SMITH BARNEY	2,077,206.130	16.82%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	879,373.481	7.12%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		NATIONAL FINANCIAL SERVICES LLC	800,918.768	6.49%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		PERSHING LLC	1,731,580.272	14.02%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		UBS WM USA	855,890.750	6.93%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	2,273,683.408	18.41%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		AMERICAN ENTERPRISE INVESTMENT SVC	2,135,755.630	17.30%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	NEW YORK LIFE INSURANCE CO	5,406,993.017	7.02%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	12,639,315.866	16.42%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	7,523,506.319	9.77%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	4,466,797.213	5.80%
		MAINSTAY GROWTH ALLOCATION FUND

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	5,195,332.773	6.75%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	7,521,873.126	9.77%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		RAYMOND JAMES	3,924,839.603	5.10%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		AMERICAN ENTERPRISE INVESTMENT SVC	8,086,106.378	10.50%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
MainStay MacKay Unconstrained Bond Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	2,521,206.668	7.95%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	7,096,419.539	22.36%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		CHARLES SCHWAB & COMPANY INC	2,564,056.249	8.08%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		UBS WM USA	1,720,223.591	5.42%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS B	MERRILL LYNCH PIERCE FENNER &	212,230.041	13.11%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		NATIONAL FINANCIAL SERVICES LLC	251,157.166	15.52%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		PERSHING LLC	171,498.857	10.60%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	190,365.782	11.76%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	2,251,944.872	12.60%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MERRILL LYNCH PIERCE FENNER &	2,290,529.547	12.82%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		NATIONAL FINANCIAL SERVICES LLC	1,391,872.511	7.79%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		LPL FINANCIAL	931,228.052	5.21%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	2,660,781.626	14.89%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	1,502,989.366	8.41%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	2,299,836.907	12.87%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		AMERICAN ENTERPRISE INVESTMENT SVC	951,347.723	5.32%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	MORGAN STANLEY SMITH BARNEY	7,380,954.116	7.87%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	8,112,264.651	8.65%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		CHARLES SCHWAB & COMPANY INC	5,983,301.418	6.38%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		LPL FINANCIAL	7,008,355.198	7.47%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	10,274,330.727	10.95%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		WELLS FARGO CLEARING SERVICES LLC	9,004,269.843	9.60%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	6,431,912.643	6.85%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	7,101,943.452	7.57%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		MATRIX AS TTEE	6,309,104.537	6.72%
		FBO SHEET METAL WORKERS LOCAL
		104 (+BALX.U)
		PO BOX 52129
		PHOENIX AZ 85072-2129
	CLASS R2	UBS WM USA	80,794.237	89.83%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	JUDY P.C. DEFINED BENEFIT PLAN &	793.119	5.76%
		TRUST
		CLAINE D JUDY PRESIDENT
		NFS LLC FEBO	1,408.841	10.22%
		YING ZHOU TTEE
		DR ZHOUS OBGYN PROF CORP DEFND
		BENEFIT P
		1750 EL CAMINO REAL STE 102
		NEW YORK LIFE INVESTMENT MGMT	3,227.202	23.42%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	3,216.149	23.34%
		AKINWUNMI O ODUSOLA TTEE
		HEALTHYBENEFITSRX INDIVIDUAL
		401K
		71 PROBASCO RD
		GRAY REAL ESTATE 401K PLAN	1,576.325	11.44%
		LUTRICIA GRAY TTEE
		FBO LUTRICIA GRAY
		GRAY REAL ESTATE 401K PLAN 401K	1,403.437	10.18%
		LUTRICIA GRAY TTEE
		FBO TIMOTHY J GRAY
		NFS LLC FEBO	1,721.107	12.49%
		JOEL ANDERSEN TTEE
		CEQ GRP CASH BALANCE PEN PL
MainStay MAP Equity Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,618,222.656	16.56%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	49,975.291	5.29%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	281,792.459	13.26%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	229,536.391	10.80%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	183,469.186	8.63%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		CHARLES SCHWAB & CO INC	126,368.330	5.95%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	168,652.802	7.93%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	222,198.951	10.45%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	258,366.406	12.16%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	NEW YORK LIFE INSURANCE CO	1,211,565.847	8.52%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	2,693,796.948	18.94%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NWE YORK LIFE INSURANCE CO	1,742,797.416	12.25%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	877,902.449	6.17%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	915,861.432	6.44%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,463,093.107	10.29%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		JOHN HANCOCK TRUST COMPANY LLC	1,329,805.057	9.35%

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R1	RELIANCE TRUST COMPANY FBO	79,066.641	98.77%
		NC ST FIREMAN DC
		P.O. BOX 48529
		ATLANTA GA 30362-1529
	CLASS R2	JOHN HANCOCK TRUST COMPANY LLC	42,851.514	66.40%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		UBS WM USA	3,778.326	5.85%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MID ATLANTIC TRUST COMPANY FBO	5,588.103	8.66%
		NEW YORK RESIDENTIAL WORKS INC 401(
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
	CLASS R3	MID ATLANTIC TRUST COMPANY FBO	30,237.623	53.76%
		CURRIER MCCABE & ASSOCIATES IN 401(
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
		STATE STREET BANK & TRUST FBO	4,326.503	7.69%
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		MATRIX TRUST COMPANY CUST. FBO	7,382.030	13.13%
		KENNEDY, WHITE & RIGGS ORTHOPAEDIC
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		FRONTIER TRUST COMPANY FBO	2,848.786	5.07%
		FOUNDERS SERVICE AND MFG CO., INC.
		PO BOX 10758
		FARGO ND 58106-0758
		ASCENSUS TRUST COMPANY FBO	4,797.597	8.53%
		LAW OFFICES OF ROBERT W. RIPLEY AND
		P.O. BOX 10758
		FARGO ND 58106-0758
MainStay Moderate Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,130,311.687	11.10%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	758,117.506	14.83%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	EVERGREEN TEACHERS ASSOC	75,283.033	7.24%
		HEALTH & WELFARE TRUST
		SUSAN B. KERLEY	56,721	5.50%
		51 MADISON AVE
		NEW YORK, NY 10010
		RELIANCE TRUST COMPANY FBO	58,251.680	5.60%
		ALLI AUTO 457
		P.O. BOX 48529
		ATLANTA GA 30362-1529

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		RELIANCE TRUST COMPANY FBO	162,332.594	15.60%
		ALLIANCE AUTO
		P.O. BOX 48529
		ATLANTA GA 30362-1529
		CHARLES SCHWAB BANK. TTEE	217,537.753	20.91%
		WALSWORTH, FRANKLIN, BEVINS &
		MCCALL 703272
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
	CLASS R3	MATRIX TRUST COMPANY CUST. FBO	9,874.258	34.33%
		THOMA-SEA MARINE CONSTRUCTORS
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		NEW YORK LIFE INVESTMENT MGMT	2,311.638	8.04%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	9,229.519	32.09%
		JOEL ANDERSEN TTEE
		CEQ GRP CASH BALANCE PEN PL
		ARAVIND PILLAI MD 401K PLAN	1,560.387	5.43%
		ARAVIND N PILLAI TTEE
MainStay Moderate Growth Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,714,875.483	11.12%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	470,910.907	12.89%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	MERRILL LYNCH PIERCE FENNER &	30,245.615	5.63%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	54,342.698	10.12%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		FIIOC FBO SCOTTSDALE CONVENTION &	43,921.891	8.18%
		VISITORS BUREAU 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		THE GARY M & PATRICIA J O'NEILL	32,284.356	6.01%
		REVOVCABLE LIVING TRUST
		DTD 2/17/1988
		GARY M & PATRICIA J O'NEILL TTEE
		MATRIX AS TTEE FBO	61,852.003	11.51%
		EPLAN SERVICES GROUP TRUST
		PO BOX 52129
		PHOENIX AZ 85072-2129
		CHARLES SCHWAB BANK. TTEE	42,392.425	7.89%
		ROBERT E. ANDERSON, M.D., A

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PROFESSIONAL CORPORATION 401(K) 704
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
		CHARLES SCHWAB BANK. TTEE	105,127.752	19.57%
		WALSWORTH, FRANKLIN, BEVINS &
		MCCALL 703272
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
	CLASS R3	MATRIX TRUST COMPANY CUST. FBO	7,662.123	31.77%
		THOMA-SEA MARINE CONSTRUCTORS
		717 17TH STREET
		SUITE 1300
		GRAND RIVER GASTROENTEROLOGY PC	1,687.170	7.00%
		PSP 401K KENNETH S LOWN TTEE
		FBO SUSAN KAIS
		2330 EAST PARIS AVE SE
		GRAND RAPIDS MI 49546-6131
		NEW YORK LIFE INVESTMENT MGMT	2,158.817	8.95%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		MM REALTY INC 401K	1,686.692	6.99%
		MARIE MEZA TTEE
		FBO ENRIQUE MEZA
		5513 E LANE AVE
		FRESNO CA 93727-5337
		MM REALTY INC 401K	1,686.692	6.99%
		MARIE MEZA TTEE
		FBO MARIE MEZA
		5513 E LANE AVE
		FRESNO CA 93727-5337
		JTL GROUP CORPORATION PENS PLAN	4,251.895	17.63%
		LUCY S LU TTEE
		100 N BARRANCA ST STE 700
		WEST COVINA CA 91791-1637
		NFS LLC FEBO	1,977.617	8.20%
		MARK P KOEHLER
		MARK KOEHLER DAVID HERTZOG TT
		FBO MARK P KOEHLER
		PO BOX 737
		EAST BUTLER PA 16029-0737
MainStay Retirement 2010 Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	92,666.195	15.39%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	135,838.939	22.55%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	2,797,596.730	93.75%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	177,092.870	5.93%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	209,701.523	98.72%
		690 CANTON ST STE 100

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		WESTWOOD MA 02090-2324
	CLASS R2	FIIOC FBO	31,442.825	100.00%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
	CLASS R3	NEW YORK LIFE INVESTMENT MGMT	1,197.336	16.93%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		MONTEBELLO PROFESSIONAL PHARMACY	5,875.495	83.06%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3776
MainStay Retirement 2020 Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	266,205.071	12.31%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	261,844.261	12.11%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	7,842,076.146	85.72%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	1,251,313.084	13.68%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	197,921.884	98.70%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	FIIOC FBO	57,632.849	89.94%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		MID ATLANTIC TRUST COMPANY FBO	4,346.343	6.78%
		ADVALUE PHOTONICS INC. 401(K)
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
	CLASS R3	NEW YORK LIFE INVESTMENT MGMT	1,052.196	15.25%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		MID ATLANTIC TRUST COMPANY FBO	3,721.039	53.91%
		SALES DELIVERY SOLUTION INC 401(K)
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		ASCENSUS TRUST COMPANY FBO	2,103.175	30.47%
		PREMIER FIELD DEVELOPMENT 401(K) PS
		P.O. BOX 10758
		FARGO ND 58106-0758
MainStay Retirement 2030 Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	329,320.965	11.22%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	251,537.443	8.57%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	16,114,421.733	87.84%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	2,228,577.122	12.15%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	355,558.626	99.29%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	FIIOC FBO	102,885.072	89.99%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		UBS WM USA	9,827.729	8.60%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	NFS LLC FEBO	3,425.211	9.52%
		WOOSIM LEE TTEE
		SLAUSON OIL INC DEFND BENEFIT
		947 S GRAMERCY DR
		LOS ANGELES CA 90019-2209
		NFS LLC FEBO	4,028.074	11.20%
		KEVIN R WALL TTEE
		CHIROWALL INC
		2616 E VALENCIA ST
		GILBERT AZ 85296-8671
		MID ATLANTIC TRUST COMPANY FBO	9,121.830	25.36%
		READFIELD MEATS, INC. 401(K)
		PROFIT SHARING PLAN
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		MID ATLANTIC TRUST COMPANY FBO	3,208.053	8.92%
		L&M CONSTRUCTION CO INC 401(K) PROF
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
		NFS LLC FEBO	9,861.375	27.42%
		RICHARD PULASKI TTEE
		AJ'S CUSTOM HOME IMPROVEMENT I
		FBO RICHARD PULASKI
		29 WHALEN ST
		NORTH BABYLON NY 11703-4421
		LU'S INTERNATIONAL FOOD INC PSP 401	2,234.657	6.21%
		TAI-PENG LU TTEE
		HSING-MEI LU TTEE
		FBO HSING-MEI LU
		3550 GREENSTONE PL
		REDDING CA 96001-1375
		LU'S INTERNATIONAL FOOD INC PSP	2,234.657	6.21%
		TAI-PENG LU TTEE
		HSING-MEI LU TTEE
		FBO TAI-PENG LU
		3550 GREENSTONE PL

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		REDDING CA 96001-1375
MainStay Retirement 2040 Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	149,624.603	7.33%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	181,918.009	8.92%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	13,001,700.816	88.23%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	1,728,085.199	11.73%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	458,180.852	99.25%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	FIIOC FBO	63,624.646	92.58%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		UBS WM USA	5,088.600	7.40%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	EDENS CONSTRUCTION CO INC 401K	1,496.472	10.19%
		JOSHUA M CRAWFORD TTEE
		FBO ANGELA VITTORI
		ASCENSUS TRUST COMPANY FBO	1,458.671	9.93%
		DAVID SCHWARTZ RETIREMENT PLAN 482
		P.O. BOX 10758
		FARGO ND 58106-0758
		NEW YORK LIFE INVESTMENT MGMT	1,087.017	7.40%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	9,346.028	63.64%
		JEFFREY COLON TTEE
		LANDSCAPES BY JEFFCO INC 401K
		PSP
		241 BROADWAY
		HUNTINGTON STATION NY 11746-1428
MainStay Retirement 2050 Fund	CLASS A	JOHN HANCOCK TRUST COMPANY LLC	66,445.855	7.69%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	6,330,491.975	80.77%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	1,506,057.698	19.21%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	399,303.690	99.32%
		690 CANTON ST STE 100

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		WESTWOOD MA 02090-2324
	CLASS R2	FIIOC FBO	24,341.400	75.41%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		UBS WM USA	6,696.434	20.75%
		0O0 11011 6100
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	MID ATLANTIC TRUST COMPANY FBO	1,153.292	5.03%
		SALES DELIVERY SOLUTION INC 401(K)
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		MID ATLANTIC TRUST COMPANY FBO	2,829.866	12.33%
		LIFETIME FAMILY MEDICINE 401(K) PRO
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
		MID ATLANTIC TRUST COMPANY FBO	3,044.305	13.27%
		PASCACK VALLEY LEARNING CENTER
		401(K) PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		NFS LLC FEBO	14,204.264	61.91%
		JEFFREY COLON TTEE
		LANDSCAPES BY JEFFCO INC 401K
		PSP
		241 BROADWAY
		HUNTINGTON STATION NY 11746-1428
MainStay Retirement 2060 Fund	CLASS A	NEW YORK LIFE TRUST CO	1,870.121	13.37%
		CUST FOR THE ROTH IRA OF
		PAIGE N OPINSKI
		NEW YORK LIFE TRUST CO	1,494.337	10.68%
		CUST FOR THE ROTH IRA OF
		AMY V TRUONG
		NEW YORK LIFE TRUST CO	1,251.831	8.95%
		CUST FOR THE IRA R/O
		KATHERINE R DOBRINSKI
		JOHN HANCOCK TRUST COMPANY	4,046.712	28.92%
		FRUIT ROYALE, INC NDFI
		JOHN CHARLES GALVAN
		NYLIAC SMA	2,676.436	19.13%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
		NEW YORK LIFE TRUST CO	2,115.870	15.12%
		CUST FOR THE ROTH IRA OF
		CHARLES M PONDER
		8280 YMCA PLAZA DR BLDG 1
		BATON ROUGE LA 70810-0927
	INVESTOR	NEW YORK LIFE TRUST CO	1,044.569	5.81%
	CLASS	CUST FOR THE IRA OF
		THOMAS V CALABRESE
		9858 FAIRFAX SQ APT 190
		FAIRFAX VA 22031-4258
		NYLIAC SMA	2,675.689	14.88%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS I	NYLIAC SMA	525,956.333	91.78%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
		JOHN HANCOCK TRUST COMPANY LLC	47,114.902	8.22%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	69,985.113	96.30%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	NYLIAC SMA	2,672.515	100.00%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
	CLASS R3	NYLIAC SMA	2,666.824	34.62%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
		MONTEBELLO PROFESSIONAL PHARMACY	4,987.037	64.74%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3776

APPENDIX A

Special Risks Related to Investments in Municipal Securities of California

This appendix provides a summary of the factors that may affect the financial condition of the State of California (“State” or “California”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the State. The information provided below is derived from public sources that are current as of the preparation of this SAI. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The MainStay MacKay California Tax Free Opportunities Fund (the “Fund”) has not independently verified the information included herein and does not make any representation as to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or its municipal issuers, which could harm the Fund’s investments. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their representatives are encouraged to independently research the financial condition of the State, its municipalities, and their political subdivisions, instrumentalities or authorities before investing in the Fund.

Municipal issuers in California rely on State appropriations and local taxes to fund their operations. As a result, economic, political or financial conditions that reduce State appropriations or impact local tax revenues may increase fiscal pressure on the State’s municipalities. If a municipal issuer is unable to obtain sufficient revenues to satisfy its outstanding obligations, that issuer may be subject to a downgrade of its credit rating. In addition, increased fiscal pressure may cause a municipal issuer to become insolvent, which may require the issuer to file for bankruptcy. If a California municipal issuer suffers a credit rating downgrade, becomes insolvent, or files for bankruptcy, that action could harm the value or liquidity of securities issued by other municipal issuers in California, including securities issued by the State.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in California, could have an adverse impact on the financial condition of the State and its municipalities. At this time, it is not possible to predict the extent to which these factors may impact the financial condition of the State and it municipalities.

Overview

California’s fiscal health continues to improve since the end of the severe economic downturn that began in late 2007, which caused large budget gaps and occasional cash shortfalls. The State’s General Fund budget has achieved structural balance for the last five fiscal years, and the State has paid off billions of dollars of budgetary borrowings, debts and deferrals. However, the State continues to face fiscal challenges, including the threat of recession and the significant unfunded liabilities of the largest retirement systems in which the State participates or contributes. The State also has a significant unfunded liability with respect to other post-employment benefits.

The State’s real gross domestic product increased by 2.9 percent in 2016 and totaled $2.6 trillion at current prices, making California the sixth largest economy in the world. Although the State added jobs at a faster rate than the nation since 2012 its job growth has slowed since late 2016.

Although the State appears well positioned for further economic gains, it is uncertain how long the current economic expansion will last. The State’s revenues can be volatile and correlate to overall economic conditions. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies will not materially adversely affect the financial condition of the State. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities and may increase the risk of investing in these securities, which could reduce the performance of the Fund.

Economic Conditions

With a population of approximately 39 million, California is by far the most populous state in the nation. In addition, California’s economy is the largest among the 50 states and among the largest and most diverse in the world, with major components in the high-technology, trade, entertainment, manufacturing, tourism, construction and service sectors. In addition, governmental agencies at the state, local and federal levels employ a significant number of the State’s residents.

According to the U.S. Department of Commerce, residents of California received approximately $2.21 trillion in estimated personal income in 2016. As a result, residents of California had a per capita personal income of $56,374, which compared favorably to the national average of $49,246 over the same period.

The State unemployment rate reached a high of 12.4 percent in late 2010. The rate improved thereafter, falling to 4.9 percent in October 2017. For comparison, the national unemployment rate was 4.1 percent in October 2017.

The value of the State’s exports in 2016 totaled $163.6 billion, which represents a 1.1 percent decrease from 2015. In 2015 and 2016 California’s overall exports of goods declined by 4.9% and 1.1%, respectively. A continuation of the decline may affect the health of the State’s economy.

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Going forward, the California economy is expected to continue making steady progress. Industry employment is forecast to expand in 2017 and 2018. Furthermore, personal income is projected to increase by 4.4 percent and 4.6 percent in 2017 and 2018, respectively.

Recent Results

Historically, the General Fund derives the majority of its revenue from personal income taxes, sales and use taxes, and corporation taxes. During fiscal year 2018, these revenue sources are projected to contribute approximately 70 percent, 20 percent and 8 percent, respectively, of total General Fund revenues.

The State’s personal income tax is structured in a highly progressive manner, with the top 1 percent of taxpayers paying 48 percent of the total personal income tax the State collected in 2015. The passage of Proposition 30, which imposed additional taxes on those earning over $250,000, has made the personal income tax even more progressive. Depending on market conditions, a large share of personal income tax receipts may be derived from capital gains realizations and stock option income, revenue sources that can be particularly volatile and susceptible to economic fluctuations.

Sales and use taxes and corporation taxes are subject to economic fluctuations and were negatively impacted during the most recent recession. Additionally, California is limited in its ability to generate revenues from property taxes, which are a relatively stable revenue source. The State is also required to maintain a Special Fund for Economic Uncertainties (“SFEU”), which is funded from the General Fund resources to meet cash needs of the General Fund. For purposes of financial reporting, year-end balances in the SFEU are included in the General Fund balance. The 2019 Proposed Budget projected that the fund would carry a positive reserve of approximately $2.3 billion at the end of fiscal year 2019.

Proposition 2, a budget reserve and debt payment measure that was approved by voters in November 2014, annually captures an amount equal to 1.5 percent of General Fund revenues plus capital gains taxes that exceed a long-term historical average. Under the 2018 Budget’s revenue estimates, Proposition 2 captures a total of $1.8 billion, which will be used to pay down existing State debts.

State Budget

2017-18 Budget. On January 10, 2017, the Governor proposed the budget for fiscal year 2018 (“2018 Budget”). The 2018 Budget assumed that the General Fund would receive total revenues of approximately $123.0 billion during the 2017 fiscal year and $127.5 billion for the 2018 fiscal year, which represents an increase of 3.6 percent. Against these revenues, the Governor proposed appropriations of approximately $121.4 billion for fiscal year 2017 and $125.1 billion for fiscal year 2018 from the General Fund, which represents an increase of 3.0 percent.

The 2018 Budget assumed increases in total tax receipts during the fiscal year. The Governor projected that personal income tax receipts, which would account for 70.6 percent of total General Fund revenues in fiscal year 2018 under the proposal, and increase from $83,393 to $88,821 from fiscal year 2017 to fiscal year 2018. This increase is largely attributed to higher capital gains forecasts and higher tax receipts from wages. The 2018 Budget assumed that 10.4 percent of the General Fund’s tax revenues would come from capital gains during fiscal year. 2018 The 2018 Budget also assumed that sales and use tax receipts in fiscal year 2018 would be approximately 8.5 percent above their fiscal year 2017 levels.

The Governor’s proposal focused on, among other things, saving money and paying down debts and liabilities, strengthening the State’s infrastructure and continuing to invest in education. The Governor’s proposal also focused on, among other things, counteracting the effects of poverty, facilitating water management and addressing climate change.

On January 13, 2017, the California Legislative Analyst’s Office (“LAO”) released its analysis of the 2018 Budget. The LAO is a nonpartisan agency that provides fiscal policy advice to the California State Legislature, especially in regard to the State budget. The LAO report on the 2018 Budget involved an independent review of the State’s economy, demographics, revenues and expenditures. The report commended the Governor’s priorities as generally prudent, noting that the Governor’s plan to address the shortfall in revenue estimation could be beneficial to the State. However, the LAO cautioned that the 2018 Budget does not anticipate changes in federal policy that may affect the State’s fiscal position and that the State should account for this uncertainty by increasing its budgetary reserves.

On May 11, 2017, the Governor made revisions to his 2018 Budget (“May Revision”) projections. The May Revision estimated and projected a year-end surplus of $8.5 billion in the Budget Stabilization Account (“BSA”). The May Revision stated that since the Governor’s proposal, the State’s tax revenues had been reduced by nearly $3.3 billion. Although the May Revision acknowledged that maintaining a balanced budget for the long term will be an ongoing challenge, it outlined the State’s focus on planning for the next recession, raising the State’s minimum wage, counteracting the effects of poverty, improving health care coverage for Californians, reducing pension liabilities, and continuing to invest in education.

On June 27, 2017, the Governor enacted the State budget for fiscal year 2018 (“2018 Enacted Budget”). The 2018 Enacted Budget called for $125.1 billion in General Fund appropriations, which was an increase of $3.6 billion over the enacted budget for fiscal year 2017. The estimated General Fund resources for fiscal year 2018 totaled $125.8 billion, including $1.6 billion in previous year fund balance, an increase of $7.3 billion from the revised estimates for the prior fiscal year. The 2018 Budget projects total budget reserves of 2.4 billion at the end of fiscal year 2018, consisting of $1.4 billion in the State’s Special Fund for Economic Uncertainties and $8.5 billion in the BSA.

2018-19 Budget. On January 10, 2018, the Governor presented his proposed budget for fiscal year 2019 (“2019 Proposed Budget”). The 2019 Proposed Budget assumes that the General Fund will receive total revenues of approximately $129.8 billion during the fiscal year, which is an

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increase of 1.9 percent from fiscal year 2018. Against these revenues, the Governor proposes appropriations of approximately $131.7 billion from the General Fund, which would be an increase of 4.1 percent from the previous fiscal year.

The 2019 Proposed Budget assumes increases in total tax receipts during the fiscal year. The Governor projects that personal income tax receipts, which would account for 69.4 percent of total General Fund revenues under the proposal, will increase by 4.7 percent over fiscal year 2018 budgeted estimates. The 2019 Proposed Budget assumes that sales and use tax receipts and corporation tax receipts will be approximately 3.9 percent and 5.3 percent, respectively, above their fiscal year 2018 budgeted estimates.

The Governor’s proposal focuses on, among other things, taking corrective actions to maintain a balanced budget, saving money and paying down debts and liabilities, strengthening the State’s infrastructure, continuing to invest in education, and continuing health care expansion. The State has approximately $275 billion in long-term costs, debts and liabilities. The vast majority of these liabilities—$272 billion—are related to retirement costs of state and University of California employees. For 15 years, Proposition 2 provides a dedicated funding source to help address these liabilities, but that funding alone will not eliminate the liabilities. In addition, the State faces $67 billion in identified deferred maintenance on its infrastructure. The 2019 Proposed Budget includes $8.6 billion for maintenance of highways and local roads, an expansion of public transit, and improvements to critical trade routes. The State’s largest deferred maintenance is on its highways, roads and bridges. Annual maintenance and repairs are billions more than can be funded annually within existing resources and must be addressed through expanded and ongoing funding sources. The minimum guarantee of funding for K-14 schools has been at all-time highs since fiscal year 2013 and is expected to grow to $78.3 billion in fiscal year 2019. Accordingly, the 2019 Proposed Budget provides, among other things, from the General Fund, approximately $55.1 billion to K-12 schools, $3.47 billion to the University of California system, and $3.83 billion to the California State University system. The Governor’s proposal also focuses on, among other things, counteracting the effects of poverty and addressing climate change, $1.25 billion in cap-and-trade funds available for appropriation in fiscal year 2019.

The Governor is expected to present revisions to the 2019 Proposed Budget in May 2018. Shortly thereafter, the LAO is expected to provide its analysis of the Governor’s revisions. The budget for fiscal year 2018 is expected to be enacted before July 1, 2018.

Obligations of the State

The State has historically paid the principal and interest on its outstanding obligations when due. The obligations of the State typically include its general obligations bonds, commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and warrants. The State’s Constitution prohibits the creation of general obligation indebtedness of the State unless a bond issuance is approved by a majority of the electorate voting at either a general election or a direct primary.

As of December 1, 2017, the State’s outstanding aggregate principal amount of long-term general obligation bonds was approximately $74.1 billion. Of this amount, approximately $73.7 billion were payable primarily from the State’s General Fund and approximately $783.4 million were “self-liquidating” bonds payable first from other special revenue funds. Further, as of December 1, 2017, the State paid approximately $1 billion annually to service its lease-revenue obligations outstanding.

Proposition 1 was approved in November 2014 and enacted the Water Quality, Supply, and Infrastructure Improvement Act of 2014, issuing approximately $7.5 billion in general obligation bonds for a wide variety of purposes relating to improvement of the State’s water supply systems, water quality, and water infrastructure improvements. In November 2016, voters approved Proposition 51, which authorized $9.0 billion of general obligation bonds for K-12 school construction. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

As of December 1, 2017, there were unused voter authorizations for the future issuance of approximately $32.1 billion of long-term general obligation bonds, some of which may first be issued as commercial paper notes.

Certain State agencies and authorities may issue obligations secured or payable from specific revenue streams. Most of these revenue bonds are not payable from the State’s General Fund. State agencies and authorities had approximately $64.3 billion aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of June 30, 2017. These borrowings are used to finance a large array of enterprises and projects, including various housing, health facilities, pollution control facilities, transportation projects, public work projects and public and private educational facilities.

Obligations of Other California Issuers

The State has a large number of agencies, instrumentalities and political subdivisions that issue municipal obligations. These revenue bonds are supported by state revenue-producing enterprises and projects, as well as conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. Such revenue bonds are not payable from the State’s General Fund. The State’s agencies, instrumentalities and political subdivisions are subject to various economic risks and uncertainties, and the credit quality of securities they issue may differ significantly from the credit quality of securities backed by the State’s full faith and credit.

Pension and Post Retirement Liabilities

The financial condition of the State and its localities is subject to risks associated with pension and post retirement liabilities. The pension funds managed by the State’s retirement systems (e.g., the California Public Employees’ Retirement System (“CalPERS”) and the California State

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Teachers’ Retirement System (“CalSTRS”)), suffered large investment losses during the most recent recession and currently have significant unfunded liabilities. These unfunded liabilities may require the General Fund to make increased contributions in the future, which could reduce resources available for other State priorities.

As of June 30, 2016, CalPERS reported an unfunded accrued liability allocable to state employees, excluding judges and elected officials, of $59.5 billion on a market value of assets (“MVA”) basis (an increase of $9.9 billion from the June 30, 2015 valuation). As of June 30, 2016, CalSTRS reported an unfunded accrued liability of its Defined Benefit Plan of $96.7 billion on an actuarial value of assets (“AVA”) basis (an increase of $20.5 billion from the June 30, 2015 valuation), and $101.6 billion on an MVA basis (an increase of $29.0 billion from the June 30, 2015 valuation). Per the budget for fiscal year 2018, General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $3.4 billion and $2.8 billion, respectively, for fiscal year 2018. These combined contributions represent approximately 9.8% of all proposed General Fund expenditures in fiscal year 2018.

In addition to pension benefits, the State also provides certain other post-employment benefits (“OPEB”), such as health care and dental benefits, for eligible retired employees of the State. Because the State currently funds its OPEB costs on a “pay-as-you-go” basis, the State has amassed large unfunded actuarial liabilities with respect to its OPEB obligations. As of June 30, 2016, the State’s accrued actuarial OPEB liability was estimated at $76.68 billion, of which $76.53 billion was unfunded.

It is possible that the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, which would reduce discretionary General Fund resources available for other State programs. Failure to manage these unfunded liabilities may have an adverse impact on the State’s credit rating.

A significant number of local governments, including various current CalPERS members, face similar, and sometimes, relatively more severe fiscal issues with respect to unfunded pension and post-retirement benefit liabilities. These local governments’ credit ratings and solvency may be threatened if their liabilities are not addressed by way of wage concessions, restructuring of benefits, or other more creative methods, which could cause these issuers to default on their outstanding obligations or file for bankruptcy protection under Chapter 9 of the U.S. Bankruptcy Code. In the past, as a result of financial and economic difficulties, several of the State’s municipalities filed for bankruptcy protection under Chapter 9. Additional municipalities could file for bankruptcy protection in the future. Any such action could negatively impact the value of a fund’s investments in the securities of those issuers or other issuers in the State.

Local Governments

California has 58 counties, which make up the primary units of local government. Counties are responsible for providing many basic services such as welfare, jails, health care for the indigent and public safety in unincorporated areas. The State is also made up of 482 incorporated cities and thousands of special districts formed for education, utilities and other services. The fiscal condition of the various local governments was changed when Proposition 13 was approved by State voters in the 1978. Among other things, Proposition 13 set limits on the future growth of property taxes and limited local governments’ ability to impose “special taxes” (i.e., taxes devoted to specific purposes) unless the local government had two-thirds voter approval. In addition, Proposition 218 was enacted by initiative in 1996 and further limited the ability of local governments to raise taxes, fees, and other exactions.

To help counterbalance the loss of property tax revenue for local governments, the State provided aid to many local governments from the General Fund. Part of this aid consisted of the State assuming primary responsibility for funding K-12 education and community colleges. During the recession of the early 1990s, the State Legislature was forced to reduce some of the post-Proposition 13 aid to local government entities other than K-12 education and community colleges. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for the provision of local services by cities and counties.

In 2000, the “internet bubble” caused another economic shock in the State, which caused the State to divert local revenue sources, including certain sales taxes and vehicle license fees, into State coffers. Following these actions, voters approved Proposition 1A in 2004. Proposition 1A amended the State Constitution to reduce the State Legislature’s authority over local government revenue sources. It placed restrictions on the State’s access to local governments’ property, sales and vehicle license fee revenues. Proposition 22, adopted in late 2010, superseded portions of Proposition 1A and completely prohibits the State from borrowing local government funds. Proposition 22 also generally prohibits the State Legislature from making certain changes to local government funding sources.

The 2011 Budget Act included a plan to shift certain State program costs to counties and provide a comparable amounts of funds to support these new local obligations. This realignment plan is designed to provide State funds for certain programs such as corrections, local public safety programs, as well as programs related to mental health, substance abuse, foster care, child welfare services and adult protective services. However, local governments, in particular counties, will be responsible for covering an increased part of the financial burden of providing such local services. Such responsibility brings with it the risk of possible cost overruns, revenue declines and insufficient revenue growth.

Enacted in 1988, Proposition 98 directs a minimum portion of the General Fund revenues to support K-12 schools and community colleges. The State may face financial pressure due to its obligation to fund public schools under Proposition 98. Such obligations may limit the State’s ability to respond to economic conditions and could reduce the level of assistance the State provides to local governments. Such a reduction in State aid could exacerbate the serious fiscal issues many local governments already face, particularly with respect to education funding. The State economic slowdown in the last few years, which reduced State and local revenue, continues to put additional pressure on local government finances.

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Limits placed on the ability of local governments to raise taxes and fees may prevent these localities from effectively responding to economic and other conditions. The major local government revenue sources, property and sales tax, and fees from real estate development, are highly susceptible to economic fluctuations and have all been adversely affected by the recent financial crisis. If economic conditions significantly deteriorate, local governments may be forced to cut local services to address their budget constraints, or, in some cases, file for bankruptcy.

Pending Litigation

The State, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Natural Disasters Risk

Substantially all of California is within an active geologic region subject to major seismic activity, which could result in increased frequency and severity of natural disasters, most notably, earthquakes, wildfires and droughts. Such events have, in the past, resulted in significant disruptions of the State economy and required substantial expenditures from the State government. The risks of natural disasters of varying degrees continues to persist and the full extent of the impact of recurring natural disasters on the State’s economy and fiscal stability is difficult to estimate. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of: (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

The State has recently experienced record drought conditions. On January 17, 2014, the Governor proclaimed a State of Emergency and directed State officials to take all necessary actions to prepare for these drought conditions. The State of California Department of Water Resources reduced water allocations from the State Water Project, and the U.S. Bureau of Reclamation has announced reduced water allocations from the federal Central Valley Project for 2014. In 2017, the Governor ended the State of Emergency for most of the State. The fiscal year 2018 Budget includes $84.9 million to address drought legacy issues, such as tree mortality and groundwater issues. Although this recent drought has not significantly impacted any sectors of the State economy beyond the agricultural sector, there can be no guarantee that a future drought would not have more far-reaching effects on the State’s economy or environment.

Bond Ratings

As of January 16, 2018 the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service (“S&P”) and Fitch Ratings (“Fitch”):

Moody’s S&P Fitch

Aa3 AA+ AA-

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

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APPENDIX B

Special Risks Related to Investments in Municipal Securities of New York

This appendix provides a summary of the factors that may affect the financial condition of the State of New York (“State” or “New York”) and New York City (the “City” or “New York City”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the City or the State. The information provided below is derived from public sources that are current as of the date of this SAI. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State, City, or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The MainStay MacKay New York Tax Free Opportunities Fund (the “Fund”) has not independently verified the information included herein and does not make any representation to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or the City or their municipal issuers, which could harm the Fund’s investments. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their representatives are encouraged to independently research the financial condition of the State or the City, their municipalities, and their political subdivisions, instrumentalities or authorities before investing in the Fund.

Municipal issuers in New York rely on State appropriations and local taxes to fund their operations. As a result, economic, political or financial conditions that reduce State appropriations or impact local tax revenues may increase fiscal pressure on the State’s municipalities. If a municipal issuer is unable to obtain sufficient revenues to satisfy its outstanding obligations, that issuer may be subject to a downgrade of its credit rating. In addition, increased fiscal pressure may cause a municipal issuer to become insolvent, which may require the issuer to file for bankruptcy. If a New York municipal issuer suffers a credit rating downgrade, becomes insolvent, or files for bankruptcy, that action could harm the value or liquidity of securities issued by other municipal issuers in New York, including securities issued by the State or the City.

New York City constitutes a large proportion of the State’s population and economy. Any effects on the financial health of New York City will ultimately be borne by the State as well. Therefore, the discussion below addresses the risks that apply to both the State and the City.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in New York, could have an adverse impact on the financial condition of the State and its municipalities or the City. At this time, it is not possible to predict the extent to which those factors may impact the financial condition of the City or the State and its municipalities.

Overview

Although New York’s economy has exhibited signs of growth, this growth may be slow as the State continues to face significant challenges, including uncertain economic conditions, new financial regulatory developments, and financially strapped local governments.

Furthermore, the economic outlook in the rest of the country remains uncertain. A future economic downturn could significantly hurt the State and its finances and, therefore, its municipal securities. Similarly, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship.

There can be no assurances that the State will not face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that current or future economic conditions or federal actions will not have a materially adverse impact on the State’s financial condition. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities, which could have an adverse impact on the Fund.

New York State Economic Conditions

New York is the state with the fourth highest population in the United States. New York has a diverse economy that constitutes a large portion of the country’s financial services sector. It also has comparatively large employment in the information, education and health services sectors. The State’s location, as well as its air transport facilities and harbors, provide an important link for international commerce. Travel and tourism also account for a large part of the New York economy. Similar to the rest of the U.S., New York has an increasing portion of its population employed in the service industries.

Although the size of the manufacturing sector in New York has continued to decline, it still represents a significant proportion of the State’s economy. This is especially true for the upstate New York region, which has large numbers of manufacturers of transportation and other types of equipment. Nonetheless, with New York City as the nation’s center of banking and finance, the financial services sector is one of the largest and most important sector in the State and contributes a significant portion of the State’s of total wages. Other substantial service-producing sectors in the State include information, private education and healthcare, professional and business services, leisure and hospitality services and other services. In addition, although farming constitutes only a small amount of the State’s total output, it is a key part of the economy in certain rural areas.

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Federal, State and local governments together comprise a large sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Within this sector, public education accounts for a significant proportion of total State and local government employment.

With manufacturing and construction comprising smaller shares of the State’s employment than within the U.S. generally, the combined services industries, and, in particular, the financial services sector, account for a larger share of employment in New York relative to the U.S. as a whole. As such, New York may be affected more strongly than the U.S. during an economic downturn concentrated on the services sector, but is less likely to be affected by an economic downturn concentrated on manufacturing and construction.

Economic and Demographic Trends

The State’s per capita personal income has generally been higher than the national average by a significant margin, although New York City’s location as an employment center for a multi-state region means that the State’s relative importance to the national economy is understated because of the large number of employees that work in New York, but live in other states.

The State’s private sector labor market has continued to outperform employment growth projections, exhibiting robust growth in transportation and warehousing, construction and real estate services, health care, education, and professional and business services. Private sector employment growth was estimated by the New York State Division of the Budget (“DOB”) to have grown by 1.5% in 2017, but that the private sector labor market decelerated overall. The State’s public sector also experienced job growth in fiscal year 2017. However, after 10 consecutive quarters of growth above 2 percent, the rate of private job gains fell to 1.9% and 1.8% in the second and third quarters of 2016 and slowed down even further in the fourth quarter of 2016. The State’s total wage growth is expected to be 3.6% in fiscal year 2017.

The State faces many of the same risks as the U.S. economy generally, although the significance of the financial services sector to the State’s economy introduces additional risks for the State. In this context, the ongoing implementation of various regulations and the effects of the Federal Reserve’s interest rate policies may cause uncertainty within the financial services sector and could affect the State’s economy growth.

The securities industry in New York City is an important contributor to the State’s revenues and has a significant impact on the State’s economy. Industrywide, profits increased by 21% in 2016, with the average bonus in the securities industry in New York City increasing by 1%. Industry employment in New York City continued to increase in 2016, but this trend may not continue.

Executive Budget

The State ended fiscal year 2017 with a balance of $7.7 billion in its General Fund, which amounted to an decrease of $1.2 billion from fiscal year 2016 results.

On April 9, 2017, the Governor signed the State’s budget for fiscal year 2018 (“Enacted Budget”). The Enacted Budget projected total General Fund receipts of approximately $69.8 billion in fiscal year 2018. These receipts consisted of $45.3 billion in personal income tax revenues (an increase of 5.9% from fiscal year 2017), $5.7 billion in business tax receipts (an increase of 20.1% from fiscal year 2017), $13.3 billion from use taxes and fees (an increase of 5.4% from fiscal year 2017). Other tax receipts are expected to total $2.1 billion in fiscal year 2018 (an increase of 2.2% from fiscal year 2017). In addition, the budget projected non-tax receipts and transfers from other funds of approximately $3.3 billion, which represents a decrease of $144 million from fiscal year 2017 results.

Against these projected receipts and transfers, the Enacted Budget included approximately $70.3 billion in General Fund appropriations. This amount represented an increase of approximately 6.6% from fiscal year 2017. The largest driver of General Fund expenditures was local assistance grants. The Enacted Budget appropriated approximately $47.1 billion from the General Fund to pay for local grants. This appropriation represented an increase of 5.9% from fiscal year 2017. Local assistance grants included payments for a range of health, education, and social services. Most executive agencies are expected to hold operations spending at fiscal year 2017 levels, which was approximately $13.7 billion. Finally, the Enacted Budget included $9.3 billion in transfers from the General Fund to other State funds, an increase of $1.3 billion from fiscal year 2017. These transfers included a transfer of $1.3 billion for capital projects.

As a result of these projections, DOB estimated that the State would end fiscal year 2018 with a General Fund cash balance of $6.4 billion. The Enacted Budget was expected to leave the State with a balanced budget in fiscal year 2018, a budget gap of approximately $791.0 million in fiscal year 2019, and a balanced budget in FY fiscal year 2020.

Proposed Budget

On January 16, 2018, the Governor presented the proposed State budget for fiscal year 2019 (“Proposed Budget”). The Proposed Budget projects General Fund receipts of approximately $70.2 billion, which includes $45.1 billion in personal income tax revenues (a decrease of $1.5 billion from fiscal year 2018), $13.8 billion in use tax receipts (an increase of 3.9% from fiscal year 2018), $5.8 billion in business tax receipts (an increase of 13.7% from fiscal year 2018), and $2.1 billion in other tax receipts (a decrease of 9.3% from fiscal year 2018), which reflects average estate tax receipts.

The Proposed Budget also includes $72.5 billion in General Fund expenditures, which represents an increase of 4.6% from fiscal year 2018. Under the Proposed Budget, local assistance grants are expected to total $48.2 billion, an annual increase of $1.7 billion (3.7%). Expenditures

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for School Aid are estimated to increase by $682 million, and Medicaid expenditures are estimated to increase by $479 million. In addition, State operations disbursements from the General Fund are expected to total $14.7 billion, an increase of $820 million (5.9%) from fiscal year 2018. As a part of State operations, General State charges are predicted to total $7.6 billion for fiscal year 2019, an annual increase of $1.9 billion (25.6%). General Fund transfers to other funds are expected to total $9.6 billion. This amount represents an increase of $647 million from fiscal year 2018.

The Proposed Budget seeks to address a projected General Fund deficit of approximately $4.4 billion during fiscal year 2019. To resolve this deficit, the Governor’s plan calls for $446 million in spending controls on state agency operations and $1.3 billion in savings from cuts to certain local assistance programs. If enacted, the Proposed Budget estimates that the State will finish fiscal year 2019 with a General Fund balance of $5.1 billion, which would represent a $4.0 billion decrease from the expected balance left at the end of fiscal year 2018. This decrease reflects the transfer of $1.6 billion of the $10.7 billion in money expected from monetary settlements in fiscal year 2015, fiscal year 2016, fiscal year 2017, and fiscal year 2018 to the proposed Dedicated Infrastructure Investment Fund.

Annual Information Statement

The State’s Annual Information Statement reflects the State’s enacted budget and contains changes to the spending projections through June 20, 2017. The State updates the Annual Information Statement quarterly and released its second quarterly update on December 4, 2017 (the “Updated Financial Plan”).

In the Updated Financial Plan, DOB estimates that the General Fund will end fiscal year 2018 balanced on a budgetary (cash) basis of accounting, based on its review of operating results through September 2017 and on other information. It estimates that General Fund receipts, including transfers from other funds, will total $77.1 billion in fiscal year 2018. General Fund disbursements, including transfers to other funds, are estimated to amount to $70.4 billion in fiscal year 2018. The Updated Financial Plan is generally aligned with earlier proposals, although it has been revised to reflect more accurate projections and recalculations of payments by the State.

DOB projects that the State will close the 2018 fiscal year with a closing balance of $6.9 billion. The closing balance is a decrease of $0.8 billion from the fiscal year 2017 closing balance, which reflects the expected pace of disbursements for initiatives funded with settlements.

As of September 2017, General Fund receipts (including transfers from other funds) were $0.8 billion below initial projections. DOB’s downward revision to General Fund receipt forecasts is offset by substantial downward revisions to General Fund disbursements, including General Fund Transfers to other funds.

Obligations

It is important to note that the Updated Financial Plan is subject to a variety of risks and uncertainties, and that actual results may differ materially from projections. In particular, in certain fiscal years, actual receipt collections have dropped substantially below forecasted levels. Moreover, the Updated Financial Plan is based on numerous assumptions and could be subject to changes that result as a consequence of New York-specific, national or international events. Many of the projections rely on the realization of actions the State expects will be taken, but that are not within its control. Under certain circumstances, the State may be required to take budget gap-closing actions such as delays or reductions in payments, maintenance and construction. In particular, post-employment benefits for state employees as they reach retirement could require increased payments by the State in upcoming years.

The State is also subject to additional liabilities as required by Governmental Accounting Standards Board (GASB) Statement 45, which requires the State to perform an actuarial valuation every two years for purposes of calculating other post-employment benefit plans (“OPEB”) liabilities. The State continues to finance these costs of its unfunded actuarial accrued liability along with all other employee health care expenses, on a pay-as-you-go basis because GASB does not require that these additional costs be funded on a budgetary (cash) basis.

The State’s retirement system provides pension benefits to the public employees of the State and its localities. The Common Retirement Fund (“CRF”), which holds the retirement system’s assets, was subjected to significant investment losses in fiscal year 2009, which negatively impacted the value of assets held by the CRF for the Systems and led to increased employer contribution rates in fiscal years 2011 to 2014. However, due to recent investment gains, employer contribution rates have recently decreased. The State’s inability to recoup its investment losses or to appropriately fund the State’s post-employment benefits could lead to the inability of the State to meet its financial obligations.

The State takes in significant amounts of Federal aid for health care, education, transportation and other governmental purposes, as well as Federal funding to respond to severe weather events. Any potential reduction in such funding could have a material adverse impact on the Updated Financial Plan. The State has reached an agreement with the Federal Centers for Medicare and Medicaid Services that authorizes up to $8 billion in new Federal funding, over several years to transform the State’s health care system. The federal policies underlying this aid are subject to uncertainty under the new presidential administration. It is not currently possible to assess the fiscal impact of policies that may be adopted with respect to federal aid provided to the State.

Medicaid and School Aid Spending

Medicaid is intended to assist in providing health care services to low-income individuals and long-term care services for the elderly and disabled. The State’s share of Medicaid spending is estimated to total approximately $25.6 billion in fiscal year 2018 and is financed jointly by

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the State and local governments (including New York City). The number of Medicaid recipients in the State exceeded 6.2 million at the end of fiscal year 2017, an increase from the number of recipients in fiscal year 2016 due to the transition from Medicaid to another plan for certain legally residing immigrants.

The State provides funding to districts for School Aid in order to support elementary and secondary education for New York students. School Aid is expected to increase by 5.1 percent in School Year (“SY”) 2018, which represents an increase of $1.3 billion. Projected School Aid funding is tied to the State’s personal income growth index and is allocated more heavily to school districts that demonstrate significant student performance improvements. Based on current estimates of personal income growth, School Aid is projected to increase by an additional $1.0 billion in SY 2019 and $1.1 billion in SY 2020. School Aid is projected to reach an annual total of $28.9 billion in SY 2021.

Changes in the State’s Medicaid and School Aid spending or decreases in federal funds could have a significant impact on the State’s and City’s budget.

Debt Obligations

New York State is a large issuer of municipal debt and ranks amongst the highest states in the total amount of outstanding debt and sixth in terms of debt per capita. The State’s total debt outstanding as of March 31, 2017 equaled $56.2 billion. This debt includes both State-supported debt and State-related debt.

State-supported debt includes obligations that the State pays from traditional resources such as tax revenue and that impact the State’s budget. It includes general obligation debt as well as certain lease purchase and contractual obligations of public authorities and municipalities. State-related debt is a more broad measure of debt and includes all debt reported by the State on its financial statements, which includes moral obligation financings, or certain contingent-contractual obligation financings. The State’s debt, however, does not include debt issued by local governments, as such debt is accounted for in the local governments’ particular financial statements.

The Debt Reform Act of 2000 (“Act”) limits the issuance of State-supported debt to capital purposes only and limits it to a maximum 30 year term. The Act sets limits on the amount of new State-supported debt and restricts it to 4 percent of State personal income and restricts new State-supported debt service costs to 5 percent of the State’s receipts. The State is projected to spend $5.3 billion (a decrease of 3.5% from fiscal year 2017) and $6.5 billion (an increase of 22.2% from fiscal year 2018) to service this State-supported debt in fiscal year 2018 and fiscal year 2019, respectively.

Litigation

The State, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Other Localities

Certain localities other than New York City have recently encountered financial problems and have been dependent on State assistance over the past several years. Deficit financing by local governments in the State has become more common and has led to the State Legislature passing special acts that authorize bond issuances to finance local government’s operating deficits. In particular, the City of Buffalo, the City of Yonkers and Nassau County have faced financial difficulties in recent years. Legislation enacted in 2013 created the Fiscal Restructuring Board for Local Governments, which is authorized to review a municipality’s operations and finances, make recommendations on reforming and restructuring the municipality’s operations and take other measures to improve the municipality’s finances.

Local Assistance spending by the State includes payments to a variety of local entities such as local governments, school districts and health care providers. State-funded local assistance spending is projected to amount to $67.4 billion in fiscal year 2018.

Like the City and the State, localities are subject to a variety of factors that could have a significant impact on their fiscal condition. These include unanticipated problems from loss of Federal stimulus funding, pending litigation and judicial decision, as well as long-range economic trends. In the event of serious financial difficulties of a municipality, the local access to the public credit markets could be jeopardized and the marketability of notes and bonds issued by localities within the State could be adversely affected.

Bond Ratings

As of January 16, 2018, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service (“S&P”) and Fitch Ratings (“Fitch”):

Moody’s S&P Fitch

Aa1 AA+ AA+

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These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

New York City Economy

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements.

The City has a population of over 8.5 million and is a global center of business and culture. Its economy consists of a broad base of banking, securities, information, publishing, fashion, design, retailing, education and health care industries. In addition, the City has a vibrant tourism industry. The City’s General Fund has achieved an operating surplus for every one of the fiscal years from 1981 through 2017 (except for the application of Statement No. 49 of the Government Accounting Standards Board (“GASB 49”), as described below), although the City has frequently faced substantial gaps between forecasted revenues and forecasted expenditures that it was required to balance.

Although private sector jobs in the City declined by 103,600, or 3.0%, from 2008 to 2009, private sector jobs have increased significantly since then. In the year ended November 2017, private sector jobs in the City rose by 68,100 or 1.8% to 3,926,500. Recent job trends at the national and City level indicate modest growth. Nonetheless, the onset of changing economic factors could rapidly affect the outlook for continuing growth and the ability of the City to pay its obligations.

Obligations

The City, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the City might require the City to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the City to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

The New York Metropolitan Transportation Authority’s (“MTA’s”) Board approved the 2015-2019 Capital Program in April 2016, which has since been amended and includes $32.5 billion for all MTA agencies, including $16.3 billion to be invested in the City’s transit core system.

These obligations could have significant effects on the Financial Plan, if they are modified. Any changes in funding obligations or in the assumptions made, could affect the financial health of the City or of related municipal issuers.

Debt Obligations

Debt for the City has grown from $4,923 per capita in FY 2000 to $10,113 in fiscal year 2017, an increase of 105 percent. As of June 30, 2017, approximately $37.6 billion of City general obligation bonds were outstanding. As a result of past State legislation, the New York City Transitional Finance Authority (“TFA”) was authorized to have $13.5 billion of bonds outstanding. In fiscal year 2007, the $13.5 billion bonding authority was exhausted and the State Legislature authorized TFA to issue debt beyond the $13.5 billion limit, subject, however to the City’s general debt limit. As of July 1, 2017, TFA debt totaled $35.4 billion. By the beginning of fiscal year 2021, the City’s total indebtedness is expected to grow to $91.43 billion. The financial significance of these obligations could impair the City’s ability to meet its financial obligations in the future and could have a severe impact on the City’s budget.

Environmental Risks

On October 29, 2012, Superstorm Sandy hit the Mid-Atlantic East Coast (“Superstorm Sandy”) and caused widespread damage to the City. Although estimates are uncertain, estimates of the costs to the City are approximately $10 billion. The City has assumed that the costs of the storm will be borne mainly from non-City sources and predominantly by the federal government.

In June 2013, the City released a comprehensive report, which was updated in April 2015, that reviewed the City’s climate risks and recommended measures to be taken to combat a rise in sea levels and more severe weather events. The report estimated an initial cost of nearly $20 billion that would respond to these climate risks and that would help to implement the necessary precautionary measures.

In addition, the GASB issued Statement No. 49, “Accounting and Financial Reporting for Pollution Remediation Obligations,” which requires certain methods of accounting for and financial reporting of pollution remediation obligations. Although the City reported pollution remediation expenditures of $163.9 million in fiscal year 2016, the ultimate costs of known pollution to the City are unknown.

The City may be unable to meet the required expenditures to address the repairs of Superstorm Sandy, of potential additional climate events, or of its pollution remediation obligations. The magnitude of the costs involved in responding to such events can have a severe impact on the City’s budget for several years and can endanger the financial health of related municipal issuers.

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General Obligation Bonds

As of January 17, 2018, the following ratings for the City’s general obligation bonds have been received from Moody’s, S&P and Fitch:

Moody’s S&P Fitch

Aa2  AA AA

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the City, its political subdivisions, instrumentalities, and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

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